AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 19, 1995

1933 ACT FILE NO. 33-61849
1940 ACT FILE NO. 811-6467
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2
                        (CHECK APPROPRIATE BOX OR BOXES)

[_]REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[X]PRE-EFFECTIVE AMENDMENT NO. 1
[_]POST-EFFECTIVE AMENDMENT NO.
                                     AND/OR
[_]REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[X]AMENDMENT NO. 7

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:
  THE KOREAN INVESTMENT FUND, INC.
ADDRESS OF PRINCIPAL EXECUTIVE OFFICES (NUMBER, STREET, CITY, STATE, ZIP CODE):
  1345 AVENUE OF THE AMERICAS
  NEW YORK, NEW YORK 10105
REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
  (212) 969-1000

NAME AND ADDRESS (NUMBER, STREET, CITY, STATE, ZIP CODE) OF AGENT FOR SERVICE:
  EDMUND P. BERGAN, JR.
  SENIOR VICE PRESIDENT AND GENERAL COUNSEL
  ALLIANCE FUND DISTRIBUTORS, INC.
  1345 AVENUE OF THE AMERICAS
  NEW YORK, NEW YORK 10105

  with copies to:

  PATRICIA A. POGLINCO                      JOHN A. MACKINNON
  SEWARD & KISSEL                           BROWN & WOOD
  ONE BATTERY PARK PLAZA                    ONE WORLD TRADE CENTER
  NEW YORK, NEW YORK 10004                  NEW YORK, NEW YORK 10048

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box......................................................[X]

                               ----------------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                         PROPOSED
                           PROPOSED      MAXIMUM          MAXIMUM       AMOUNT OF
  TITLE OF SECURITIES    AMOUNT BEING OFFERING PRICE     AGGREGATE     REGISTRATION
    BEING REGISTERED      REGISTERED   PER UNIT(1)   OFFERING PRICE(1)    FEE(2)
-----------------------------------------------------------------------------------
Common Stock, $.01 par
 value.................   2,484,546      $11.375        $28,261,710     $9,745.42
-----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------

(1) Estimated pursuant to Rule 457(c) under the Securities Act of 1933 on the basis of market price per share on August 11, 1995.

(2) Previously paid.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                        THE KOREAN INVESTMENT FUND, INC.

                                    FORM N-2
                             CROSS-REFERENCE SHEET

                                                   LOCATION IN
           N-2 ITEM NUMBER                     PROSPECTUS (CAPTION)
           ---------------                     --------------------
 PART A
 Item 1  Outside Front Cover.......   Outside Front Cover Page
 Item 2  Inside Front and Outside
          Back Cover Page..........   Inside Front Cover Page; Outside Back
                                       Cover Page
 Item 3  Fee Table and Synopsis....   Expense Information
 Item 4  Financial Highlights......   Financial Highlights
 Item 5  Plan of Distribution......   Outside Front Cover Page; The Offer;
                                       Distribution Arrangements
 Item 6  Selling Shareholders......   Not Applicable
 Item 7  Use of Proceeds...........   Use of Proceeds; Investment Objective
                                       and Policies
 Item 8  General Description of the
          Registrant...............   The Fund; Net Asset Value and Market
                                       Price Information; Investment
                                       Objective and Policies; Special Risk
                                       Considerations; Description of Common
                                       Stock
 Item 9  Management................   Management of the Fund; Custodian,
                                       Dividend Paying Agent, Transfer Agent
                                       and Registrar
 Item 10 Capital Stock, Long-Term
          Debt, and Other
          Securities...............   Dividend Reinvestment Plan; Taxation;
                                       The Offer; Description of Common
                                       Stock
 Item 11 Defaults and Arrears on
          Senior Securities........   Not Applicable
 Item 12 Legal Proceedings.........   Not Applicable
 Item 13 Table of Contents of the
          Statement of Additional
          Information..............   Table of Contents of the Statement of
                                       Additional Information

                                                   LOCATION IN
                                             STATEMENT OF ADDITIONAL
                                              INFORMATION (CAPTION)
                                             -----------------------
 PART B
 Item 14 Cover Page................   Outside Front Cover Page
 Item 15 Table of Contents.........   Outside Front Cover Page
 Item 16 General Information and
          History..................   Not Applicable
 Item 17 Investment Objective and
          Policies.................   Investment Objective and Policies;
                                       Investment Restrictions
 Item 18 Management ...............   Management of the Fund
 Item 19 Control Persons and
          Principal Holders of
          Securities...............   Management of the Fund; Certain Owners
                                       of Record
 Item 20 Investment Advisory and
          Other Services...........   Management of the Fund
 Item 21 Brokerage Allocation and
          Other Practices..........   Brokerage and Portfolio Transactions
 Item 22 Tax Status................   Taxation
 Item 23 Financial Statements......   Financial Statements
 PART C
 Items 24-33 have been answered in order in Part C.

                        THE KOREAN INVESTMENT FUND, INC.

                        1,987,637 SHARES OF COMMON STOCK
                           ISSUABLE UPON EXERCISE OF
                      RIGHTS TO SUBSCRIBE FOR SUCH SHARES
                                  ----------

  The Korean Investment Fund, Inc. (the "Fund") is issuing to its shareholders of record as of the close of business on September 25, 1995 (the "Record Date") non-transferable rights ("Rights") entitling the holders thereof to subscribe for an aggregate of 1,987,637 shares ("Shares") of the Fund's Common Stock at the rate of one share of Common Stock for every three Rights held (the "Offer"). Shareholders of record will receive one Right for each whole share of Common Stock held on the Record Date. Shareholders who fully exercise their Rights will be entitled to subscribe for additional shares of Common Stock pursuant to the Over-Subscription Privilege as described herein. The Fund may increase the number of Shares of Common Stock subject to subscription by up to 25% of the Shares, or 496,909 Shares, for an aggregate total of 2,484,546 Shares. Fractional shares will not be issued upon the exercise of Rights. The Rights are non-transferable and will not be admitted for trading on the New York Stock Exchange or any other exchange and, accordingly, may not be purchased or sold. See "The Offer." THE SUBSCRIPTION PRICE PER SHARE (THE "SUBSCRIPTION PRICE") WILL BE 95% OF THE LOWER OF (i) THE AVERAGE OF THE LAST REPORTED SALES PRICE OF A SHARE OF THE FUND'S COMMON STOCK ON THE NEW YORK STOCK EXCHANGE ON THE DATE OF THE EXPIRATION OF THE OFFER (THE "PRICING DATE") AND ON THE FOUR PRECEDING BUSINESS DAYS AND (ii) THE NET ASSET VALUE PER SHARE AS OF THE CLOSE OF BUSINESS ON THE PRICING DATE.

  The Fund announced the Offer after the close of trading on the New York Stock Exchange on August 16, 1995. Shares of the Common Stock trade on that exchange under the symbol "KIF." The net asset value per share of Common Stock at the close of business on August 11, 1995 and September 15, 1995 was $12.66 and $12.82, respectively, and the last reported sales price of a share of the Fund's Common Stock on the New York Stock Exchange on those dates was $11.25 and $12.50, respectively.

  THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON OCTOBER 20, 1995 (THE "EXPIRATION DATE"), UNLESS EXTENDED AS DESCRIBED HEREIN.

  The Fund is a diversified, closed-end management investment company. The Fund's investment objective is to seek long-term capital appreciation through investment primarily in equity securities of Korean companies. Under normal circumstances, the Fund invests at least 65% of its total assets in such securities. Equity securities include common stocks, preferred stocks, rights or warrants to purchase common or preferred stock and debt securities convertible into common or preferred stock. INVESTMENT IN THE FUND INVOLVES SPECIAL CONSIDERATIONS THAT ARE NOT NORMALLY ASSOCIATED WITH INVESTMENT IN UNITED STATES ISSUERS. SEE "SPECIAL RISK CONSIDERATIONS." There can be no assurance that the Fund's investment objective will be achieved. See "Investment Objective and Policies."

  This Prospectus sets forth concisely information about the Fund that a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information dated September 19,
1995 (the "SAI") containing additional information about the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. A copy of the SAI, the table of contents of which appears on page 41 of this Prospectus, may be obtained without charge by calling the Fund at (800) 227-4618.
                                               (Continued on the following page)

                                  ----------

    THESE  SECURITIES  HAVE  NOT BEEN  APPROVED  OR
     DISAPPROVED  BY THE  SECURITIES AND  EXCHANGE
      COMMISSION   OR    ANY   STATE   SECURITIES
       COMMISSION  NOR  HAS  THE  SECURITIES  AND
       EXCHANGE   COMMISSION    OR   ANY   STATE
        SECURITIES  COMMISSION PASSED  UPON THE
         ACCURACY   OR    ADEQUACY   OF   THIS
          PROSPECTUS. ANY REPRESENTATION TO
          THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             Estimated                               Estimated
                           Subscription          Estimated          Proceeds to
                             Price(1)          Sales Load(2)        Fund(3)(4)
-------------------------------------------------------------------------------
Per Share.............        $11.88               $0.45              $11.43
-------------------------------------------------------------------------------
Total Maximum(5)......      $23,613,128          $885,492           $22,727,636
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                               (Footnotes on the following page)

                                  ----------

                            PAINEWEBBER INCORPORATED

                                  ----------

            THE DATE OF THIS PROSPECTUS IS SEPTEMBER 19, 1995.

(Continued from the previous page)

  Upon the completion of the Offer, shareholders who do not fully exercise their Rights will own a smaller proportional interest in the Fund than would otherwise be the case if the Offer had not been made. In addition, because the Subscription Price per Share will be less than the net asset value per share and because the Fund will incur expenses in connection with the Offer, the Offer will result in a dilution of net asset value per share for all shareholders. Such dilution will disproportionately affect non-exercising shareholders. If the Subscription Price per Share were to be substantially less than the current net asset value per share, such dilution would be substantial. Shareholders will have no right to rescind their subscriptions after receipt of their payment for Shares by the Subscription Agent. See "Special Risk Considerations--Dilution and the Effect of Non-Participation in the Offer." For the recent trading history of the Fund see "Net Asset Value and Market Price Information."

  The Fund's investment manager and administrator is Alliance Capital Management L.P. ("Alliance"), a leading international investment manager. Orion Asset Management Co., Ltd. ("Orion"), a subsidiary of Tong Yang Securities Co., Ltd. ("Tong Yang Securities"), a component member of a leading Korean securities company, serves as investment manager to the Fund with respect to its investments in Korean securities. See "Management of the Fund." The address of the Fund is 1345 Avenue of the Americas, New York, New York 10105 and its telephone number is (800) 247-4154.

  Unless otherwise specified, references in this Prospectus to "U.S. Dollars," "US $" or "$" are to United States Dollars and references to "Won" or "W" are to Korean Won. On September 15, 1995, the market average exchange rate, as published by The Korea Financial Telecommunications and Clearings Institute, was 777.10 Won per U.S. Dollar. See "Special Risk Considerations--Currency Fluctuation." Certain numbers in this Prospectus and in the SAI have been rounded. Unless otherwise indicated, U.S. Dollar equivalent information in Won for a period is based on the average of the daily exchange rates for the days in the period, and U.S. Dollar information for Won as of a specified date is based on the exchange rate for that date.

                               ----------------

(Footnotes from the previous page)

(1) Estimated on the basis of the closing market price per share on the New York Stock Exchange on September 15, 1995.
(2) In connection with the Offer, PaineWebber Incorporated (the "Dealer Manager") and other broker-dealers soliciting the exercise of Rights will receive soliciting fees equal to 2.50% of the Subscription Price per Share for each Share issued pursuant to the exercise of the Rights and the Over-Subscription Privilege. The Fund has also agreed to pay the Dealer Manager a fee for financial advisory services in connection with the Offer equal to 1.25% of the Subscription Price per Share for each Share issued upon exercise of the Rights and pursuant to the Over-Subscription Privilege and has agreed to indemnify the Dealer Manager against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the "Securities Act").

(3) Before deduction of offering expenses incurred by the Fund, estimated at $546,000, including an aggregate of up to $100,000 to be paid to the Dealer Manager as partial reimbursement for its expenses.
(4) Funds received by check prior to the final due date of this Offer will be deposited into a segregated interest bearing account (which interest will be paid to the Fund) at State Street Bank and Trust Company pending proration and distribution of Shares.

(5) Assumes all Rights are exercised at the Estimated Subscription Price. Pursuant to the Over-Subscription Privilege, the Fund may at its discretion increase the number of Shares subject to subscription by up to 25% of the Shares offered hereby. If the Fund increases the number of Shares subject to subscription by 25%, the aggregate maximum Estimated Subscription Price, Estimated Sales Load and Estimated Proceeds to Fund will be $29,516,406, $1,106,865 and $28,409,541, respectively.

                              EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES
  Sales load (as a percentage of offering price)(1)....................... 3.75%
ANNUAL EXPENSES (as a percentage of net assets)(2)
  Management and Administration fees(3)................................... 1.25%
  Other expenses..........................................................  .62%
                                                                           ----
Total annual expenses..................................................... 1.87%
                                                                           ====

--------
(1) Consists of Dealer Manager and soliciting fees. See "Distribution Agreements." The fees will be borne by all of the Fund's shareholders, including those shareholders who do not exercise their rights.

(2) Amounts based on the Fund's most recently completed fiscal year, except that "Other expenses" are based on estimated amounts for the Fund's current fiscal year and assume that the Fund's shareholders exercise their Rights to purchase all of the Shares, including all of the Shares offered pursuant to the Over-Subscription Privilege. Annual expenses for the fiscal year ended April 30, 1995 were 2.00% as a percentage of average net assets.
(3) See "Management of the Fund--Management and Administration Arrangements" herein and in the SAI.



  EXAMPLE

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
   You would pay the following expenses on a
    $1,000 investment, assuming a 5% annual
    return....................................  $56     $94    $135     $249

  The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that a shareholder bears directly or indirectly. The above example is based on an operating expense ratio of 1.87% and assumes reinvestment of all dividends and distributions at net asset value. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

  The following information as to per share data, ratios and certain supplemental data for each of the periods shown below has been audited by Price Waterhouse LLP, independent accountants, as stated in their report included in the SAI. This information should be read in conjunction with the financial statements and notes thereto included in the SAI, copies of which can be obtained by shareholders.

PER SHARE DATA, RATIOS AND CERTAIN SUPPLEMENTAL DATA

                               YEAR ENDED  YEAR ENDED   YEAR ENDED   FEBRUARY 24,
                               APRIL 30,   APRIL 30,    APRIL 30,     1992(A) TO
                                  1995        1994         1993     APRIL 30, 1992
                               ----------  ----------   ----------  --------------
SELECTED PER SHARE DATA:
Net asset value, beginning of
 period......................   $ 13.09     $ 10.37      $ 11.00       $ 10.90(b)
                                -------     -------      -------       -------
INCOME FROM INVESTMENT OPERA-
 TIONS
Net investment loss..........   $  (.13)*      (.09)        (.03)         (.01)
Net realized and unrealized
 gain (loss) on securities
 and foreign currency trans-
 actions.....................   $   .28        2.81         (.59)          .11
                                -------     -------      -------       -------
Net increase (decrease) in
 net asset value.............   $   .15        2.72         (.62)          .10
                                -------     -------      -------       -------
LESS: DISTRIBUTIONS
Distributions from net real-
 ized gains on investment and
 foreign currency transac-
 tions.......................       -0-         -0-         (.01)          -0-
CAPITAL SHARE TRANSACTIONS
Dilutive effect of rights of-
 fering......................      (.48)        -0-          -0-           -0-
Offering costs charged to ad-
 ditional paid-in capital....      (.10)        -0-          -0-           -0-
                                -------     -------      -------       -------
Total capital share transac-
 tions.......................      (.58)        -0-          -0-           -0-
                                -------     -------      -------       -------
Net asset value, end of peri-
 od..........................   $ 12.66     $ 13.09      $ 10.37       $ 11.00
                                -------     -------      -------       -------
Market value, end of period..   $12.375     $13.375**    $12.125       $10.000
                                =======     =======      =======       =======
Total investment return based
 on: (c)
  Market value...............     (5.88)%     10.31%**     21.39%       (10.39)%
  Net asset value............     (3.28)%     26.23%       (5.62)%       (1.43)%
Net assets, end of period
 (000's omitted).............   $75,461     $55,078      $43,663       $46,278
RATIOS AND SUPPLEMENTAL DATA:
Ratio of expenses to average
 net assets..................      2.00%       2.26%        2.55%         2.37%(d)
Ratio of net investment loss
 to average net assets.......      (.83)%      (.82)%       (.27)%        (.49)%(d)
Portfolio turnover rate......        34%         14%          43%            8%

--------
 * Based on average shares outstanding during the period.
** Restated.
(a) Commencement of operations.
(b) Net of offering costs of $.26.
(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return for a period of less than one year is not annualized.
(d) Annualized.

  The per share amounts reported herein are not necessarily consistent with the corresponding amounts reported on the Statement of Operations due to the change in capital stock caused by the rights offering.

                                   THE OFFER

PURPOSE OF THE OFFER

  The Board of Directors of the Fund has determined that it would be in the best interest of the Fund and its shareholders to increase the assets of the Fund available for investment, thereby enabling the Fund to more fully take advantage of available investment opportunities consistent with the Fund's investment objective of long-term capital appreciation. In reaching its decision, the Board of Directors was advised by Alliance and Orion that the availability of new funds would enable the Fund to more fully take advantage of attractive investment opportunities available in the Korean market as a result of current valuations of equity securities and economic conditions, as well as the recent liberalization of the Korean securities market. In this regard, Alliance and Orion informed the Board that the Korean government recently relaxed foreign investment regulations to increase (in general) from 12% to 15% the percentage of each class of a Korean company's outstanding equity shares listed on the Korea Stock Exchange that may be held by all foreign investors as a group. Alliance and Orion have advised the Board of Directors that an increase in the assets of the Fund at this time would permit the Fund to invest in additional investment opportunities in the Korean securities markets without having to sell portfolio securities that Alliance and Orion believe should be held. The Board of Directors also took into account that a well-subscribed rights offering may reduce the Fund's expense ratio, which may be of long-term benefit to shareholders. In addition, the Board of Directors considered that such a rights offering could result in an improvement in the liquidity of the trading market for shares of the Fund's common stock on the New York Stock Exchange, where the shares are listed and traded. The Board of Directors also considered the proposed terms of the Offer, the expense of the Offer, and its dilutive effect, including its effect on non-exercising shareholders of the Fund. After careful consideration, the Fund's Board of Directors unanimously voted to approve the Offer.

  Alliance and Orion, as well as the Dealer Manager in its capacity as a provider of certain ongoing services with respect to the Fund, will benefit from the Offer because their fees are based on the average weekly net assets of the Fund. See "Management of the Fund--Management and Administration Arrangements" and "Distribution Arrangements."

  The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to the Offer. Any such future rights offering will be made in accordance with the Investment Company Act of 1940, as amended (the "1940 Act").

TERMS OF THE OFFER

  The Fund is issuing to holders of its common stock, par value $.01 per share (the "Common Stock"), of record on September 25, 1995 non-transferable Rights to subscribe for an aggregate of 1,987,637 Shares (2,484,546 Shares if the Fund increases the number of Shares available by up to 25% pursuant to the Over-Subscription Privilege). Each shareholder is being issued one Right for each whole share of Common Stock held on the Record Date. The Rights entitle the holders thereof to subscribe for one Share for every three Rights held (1 for 3). Fractional Shares will not be issued upon the exercise of Rights. Rights may be exercised at any time during the Subscription Period, which commences on September 25, 1995 and ends at 5:00 p.m., New York City time, on October 20, 1995, unless extended by the Fund until 5:00 p.m., New York City time, on a date not later than October 27, 1995. A shareholder's right to acquire during the Subscription Period at the Subscription Price one Share for every three Rights held is hereinafter referred to as the "Primary Subscription."

  Any shareholder who fully exercises all Rights issued to such shareholder pursuant to the Primary Subscription will be entitled to request additional Shares at the Subscription Price pursuant to the terms of the "Over-Subscription Privilege" (as described below). Shares available, if any, pursuant to the Over-Subscription Privilege are subject to allotment and may be subject to increase, as is more fully discussed below under "Over-Subscription Privilege." For purposes of determining the maximum number of Shares a shareholder may acquire pursuant to the Offer, broker-dealers whose Shares are held of record by Cede & Co. ("Cede"), the nominee for The Depository Trust Company, or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf.

  As fractional Shares will not be issued, shareholders who receive fewer than three Rights or have fewer than three Rights remaining will be unable to purchase Shares upon the exercise of such Rights and will not be entitled to receive any cash in lieu thereof, although such shareholders may request Shares pursuant to the Over-Subscription Privilege.

  Shareholders will have no right to rescind their subscriptions after receipt of their payment for Shares by the Subscription Agent.

OVER-SUBSCRIPTION PRIVILEGE

  To the extent shareholders do not exercise all Rights issued to them pursuant to the Primary Subscription, any underlying Shares represented by such Rights will be offered by means of the Over-Subscription Privilege to shareholders who have exercised all the Rights issued to them and who desire to acquire additional Shares at the Subscription Price. Only shareholders who exercise all such Rights issued to them may indicate on the Subscription Certificate (as defined below) the number of additional Shares desired pursuant to the Over-Subscription Privilege. If sufficient Shares remain as a result of unexercised Rights, all over-subscription requests will be honored in full. If sufficient Shares are not available to honor all over-subscription requests, the Fund may, at its discretion, issue up to an additional 25% of the Shares available pursuant to the Offer (up to 496,909 Shares) in order to cover such over-subscription requests. Regardless of whether the Fund issues the additional Shares, to the extent Shares are not available to honor all over-subscription requests, the available Shares will be allocated among those who over-subscribe based on the number of Rights originally issued to them by the Fund, so that the number of Shares issued to shareholders who subscribe pursuant to the Over-Subscription Privilege will generally be in proportion to the number of Shares owned by them on the Record Date. The allocation process may involve a series of allocations in order to assure that the total number of Shares available for over-subscription requests is distributed on a pro rata basis. The issuance of Shares in the Primary Subscription and pursuant to the Over-Subscription Privilege is subject to certain conditions described in "Description of Common Stock--Certain Anti-Takeover Provisions of the Articles of Incorporation and Bylaws."

  The Fund will not offer or sell any Shares that are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege.

SUBSCRIPTION PRICE

  The Subscription Price per Share for the Shares to be issued pursuant to the Offer will be 95% of the lower of (i) the average of the last reported sales price of a share of the Fund's Common Stock on the New York Stock Exchange on the date of the expiration of the Offer (the "Pricing Date") and on the four preceding business days and (ii) the net asset value per share as of the close of business on the Pricing Date. For example, if the average of the last reported sales price on the New York Stock Exchange on the Pricing Date and on the four preceding business days of a share of the Fund's Common Stock is $12.00, and the net asset value is $10.00, the Subscription Price will be $9.50 (95% of $10.00). If, however, the average of the last reported sales price of a share on that exchange on the Pricing Date and on the four preceding business days is $12.00, and the net asset value as of the close of business on the Pricing Date is $14.00, the Subscription Price will be $11.40 (95% of $12.00). See "Description of Common Stock."

  The Fund announced the Offer after the close of trading on the New York Stock Exchange on August 16, 1995. The net asset value per share of Common Stock at the close of business on August 11, 1995 and September 15, 1995 was $12.66 and $12.82, respectively, and the last reported sales price of a share of the

Fund's Common Stock on the New York Stock Exchange on those dates was $11.25 and $12.50, respectively. On September 15, 1995, the Fund's Common Stock was trading at a discount to its net asset value.

NON-TRANSFERABILITY OF RIGHTS

  The Rights are non-transferable and, therefore, may not be purchased or sold. The Rights will not be admitted for trading on the New York Stock Exchange or any other exchange. However, the Shares issued pursuant to the exercise of Rights and the Over-Subscription Privilege will be authorized for listing on the New York Stock Exchange, subject to official notice of issuance.

EXPIRATION OF THE OFFER

  The Offer will expire at 5:00 p.m., New York City time, on October 20, 1995, unless extended by the Fund until 5:00 p.m., New York City time, to a date not later than October 27, 1995. The Rights will expire on the Expiration Date and thereafter may not be exercised. Any extension of the Offer will be followed as promptly as practical by announcement thereof. Without limiting the manner in which the Fund may choose to make such announcement, the Fund will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Fund deems appropriate.

SUBSCRIPTION AGENT

  The Subscription Agent is State Street Bank and Trust Company, which will receive, for its administrative, processing, invoicing and other services as subscription agent, a fee estimated to be $5,000 plus reimbursement for its out-of-pocket expenses related to the Offer. The Subscription Agent is also the Fund's Transfer Agent, Dividend-Paying Agent and Registrar with respect to the Common Stock. Shareholder communications should be directed to State Street Bank and Trust Company, Two Heritage Drive, North Quincy, Massachusetts 02171 (telephone (800) 219-4218). Shareholders may also consult their brokers or nominees for information. SIGNED SUBSCRIPTION CERTIFICATES MUST BE SENT TO STATE STREET BANK AND TRUST COMPANY by one of the methods described below. The Fund will accept only Subscription Certificates or Notices of Guaranteed Delivery received prior to 5:00 p.m., New York City time, on the Expiration Date. Alternatively, a Notice of Guaranteed Delivery may also be sent to any of the addresses listed. See "Method of Exercise of Rights" below.

  (1)BY FIRST CLASS MAIL:

    State Street Bank and Trust Company

    Corporate Reorganization Dept.
    P.O. Box 9061
    Boston, MA 02205-8686
    U.S.A.

  (2)BY EXPRESS MAIL OR OVERNIGHT COURIER:

    State Street Bank and Trust Company

    Corporate Reorganization Dept.

    Two Heritage Drive-MB2
    North Quincy, MA 02171
    U.S.A.

  (3)BY HAND:

    State Street Bank and Trust Company

    Corporate Reorganization Dept.
    225 Franklin Street-Concourse Level
    Boston, MA 02110
    U.S.A.
    or
    State Street Bank and Trust Company

    Corporate Reorganization Dept.
    61 Broadway-Concourse Level
    New York, NY 10006
    U.S.A.

  (4)BY FACSIMILE:
    FOR NOTICE OF GUARANTEED DELIVERY ONLY
    (617) 774-4519

    Confirm facsimile by telephone to:
    (617) 774-4511

  DELIVERY TO AN ADDRESS OTHER THAN THOSE ABOVE DOES NOT CONSTITUTE VALID DELIVERY.

METHOD OF EXERCISE OF RIGHTS

  The Rights are evidenced by subscription certificates ("Subscription Certificates"), which will be mailed to shareholders as of the Record Date, except as discussed below under "Foreign Restrictions." If a shareholder's shares are held by Cede or any other depository or nominee on their behalf, the Subscription Certificates will be mailed to Cede or such depository or nominee. Rights may be exercised by completing and signing the Subscription Certificate and mailing or otherwise delivering it to the Subscription Agent at one of the addresses set forth above together with payment for the Shares as described below under "Payment for Shares." Rights may also be exercised by contacting your broker, banker or trust company, which can arrange, on your behalf, to guarantee delivery of payment and of a properly completed and executed Subscription Certificate ("Notice of Guaranteed Delivery"). Fractional Shares will not be issued, and shareholders who receive, or who have remaining, fewer than three Rights will not be able to purchase any Shares upon the exercise of such Rights (although such shareholders may subscribe for Shares pursuant to the Over-Subscription Privilege). Completed Subscription Certificates or Notices of Guaranteed Delivery must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date at one of the offices of the Subscription Agent at one of the addresses set forth above.

  Shareholders Who Are Registered Record Owners. Shareholders who are registered record owners can choose between either option set forth under "Payment for Shares" below. If a shareholder who is a registered record owner chooses option (2) below, an additional fee may be charged by the firm guaranteeing delivery for this service. If time is of the essence, option (2) will permit delivery of the Subscription Certificate and payment after the Expiration Date.

  Shareholders Whose Shares Are Held By A Nominee. Shareholders whose shares are held by a nominee, such as a broker or trustee, must contact that nominee to exercise their Rights. In that case, the nominee will complete the Subscription Certificate on behalf of the investor and arrange for proper payment by one of the methods set forth under "Payment for Shares" below.

  Nominees. Nominees who hold shares for the account of others should notify the beneficial owners of such shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment described under "Payment for Shares" below.

FOREIGN RESTRICTIONS

  Subscription Certificates will not be mailed to shareholders whose addresses are outside the United States (for these purposes the United States includes its territories and possessions and the District of Columbia). The Rights to which those Subscription Certificates relate will be held by the Subscription Agent for such shareholders' accounts until instructions are received to exercise the Rights subject to applicable law. If no instructions are received prior to the Expiration Date, such Rights will expire.

INFORMATION AGENT

  Any questions or requests for assistance may be directed to the Information Agent at its telephone number and address listed below:

                    The Information Agent for the Offer is:

                                  SHAREHOLDER
                           COMMUNICATIONS CORPORATION

                                17 State Street
                            New York, New York 10004

                 Toll Free: (800) 733-8481, Extension 325

                      or Call Collect: (212) 805-7000

  Shareholders may also contact their brokers or nominees for information with respect to the Offer.

  The Information Agent will receive a fee estimated to be $5,000 plus reimbursement for its out-of-pocket expenses related to the Offer.

PAYMENT FOR SHARES

  Shareholders who acquire Shares during the Primary Subscription or pursuant to the Over-Subscription Privilege may choose between the following methods of payment:

    (1) A shareholder can send the Subscription Certificate, together with payment for the Shares acquired during the Primary Subscription and for additional Shares requested pursuant to the Over-Subscription Privilege to the Subscription Agent, calculating the total payment on the basis of an estimated Subscription Price of $11.88 per share. To be accepted, such payment, together with the executed Subscription Certificate, must be received by the Subscription Agent at one of the Subscription Agent's offices at the addresses set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. A PAYMENT PURSUANT TO THIS METHOD MUST BE IN UNITED STATES DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE UNITED STATES, MUST BE PAYABLE TO THE KOREAN INVESTMENT FUND, INC. AND MUST ACCOMPANY AN EXECUTED SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED.

    (2) Alternatively, subscription instructions will be accepted by the Subscription Agent if, prior to 5:00 p.m., New York City time, on the Expiration Date, the Subscription Agent has received a Notice of Guaranteed Delivery by facsimile or otherwise from a bank, trust company, or New York Stock Exchange member guaranteeing delivery to State Street Bank and Trust Company of (i) payment of the full Subscription Price for the Shares subscribed for during the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege, and (ii) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a Notice of Guaranteed Delivery if a properly completed and executed Subscription Certificate is not received by the Subscription

  Agent by the close of business on October 25, 1995, the third business day after the Expiration Date, unless the Offer is extended.

  Within eight business days following the Expiration Date (the "Confirmation Date"), November 1, 1995, unless the offer is extended, a confirmation notice will be sent by the Subscription Agent to each participating shareholder (or, if the shareholder's Shares are held by Cede or any other depository or nominee, to Cede or such depository or nominee), showing (i) the number of Shares acquired pursuant to the Primary Subscription, (ii) the number of Shares, if any, allocated pursuant to the Over-Subscription Privilege, (iii) the per Share and total purchase price for the Shares, and (iv) any additional amount payable by such shareholder to the Fund or any excess to be refunded by the Fund to such shareholder, in each case based on the Subscription Price as determined on the Pricing Date. If any shareholder exercises the right to acquire Shares pursuant to the Over-Subscription Privilege, any such excess payment which would otherwise be refunded to him will be applied by the Fund toward payment for Shares acquired pursuant to exercise of the Over-Subscription Privilege. Any additional payment required from a shareholder must be received by the Subscription Agent within ten business days after the Confirmation Date, November 15, 1995, unless the offer is extended. Any excess payment to be refunded by the Fund to shareholders will be mailed by the Subscription Agent to them as promptly as possible. All payments by a shareholder must be in U.S. Dollars by money order or check drawn on a bank located in the United States of America and payable to THE KOREAN INVESTMENT FUND, INC.

  The Subscription Agent will deposit all checks received by it prior to the final due date into a segregated interest bearing account (which interest will accrue to the benefit of the Fund) at State Street Bank and Trust Company pending distribution of the Shares.

  Whichever of the two methods described above is used, issuance and delivery of certificates for the Shares purchased are subject to collection of checks and actual payment pursuant to any Notice of Guaranteed Delivery.

  SHAREHOLDERS WILL HAVE NO RIGHT TO RESCIND THEIR SUBSCRIPTIONS AFTER RECEIPT OF THEIR PAYMENT FOR SHARES BY THE SUBSCRIPTION AGENT.

  If a shareholder who acquires Shares pursuant to the Primary Subscription or Over-Subscription Privilege does not make payment of any additional amounts due, the Fund reserves the right to take any or all of the following actions:
(i) sell such subscribed and unpaid-for Shares to other shareholders, (ii) apply any payment actually received by it toward the purchase of the greatest whole number of Shares which could be acquired by such holder upon exercise of the Primary Subscription and/or Over-Subscription Privilege, and/or (iii) exercise any and all other rights or remedies to which it may be entitled.

  THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE FUND WILL BE AT THE ELECTION AND RISK OF THE RIGHTS HOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT SUCH CERTIFICATES AND PAYMENT BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE FUND AND CLEARANCE OF PAYMENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, YOU ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.

  All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. The Fund will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

NOTICE OF NET ASSET VALUE DECLINE

  The Fund has, pursuant to the Securities and Exchange Commission's regulatory requirements, undertaken that, if subsequent to September 19, 1995, the effective date of the Fund's Registration Statement, the Fund's net asset value declines more than 10% from its net asset value as of that date, the Fund will suspend the Offer until it amends this Prospectus. In such event, the Fund will notify shareholders of any such decline and thereby permit them the opportunity to cancel their subscription prior to the extended expiration date as defined herein.

DELIVERY OF SHARE CERTIFICATES

  Except as noted below in this paragraph, share certificates for all Shares acquired during the Primary Subscription and pursuant to the Over-Subscription Privilege will be mailed promptly after the expiration of the Offer and full payment for the Shares subscribed for has been received and cleared. Participants in the Fund's Dividend Reinvestment Plan (the "Plan") will have any Shares acquired during the Primary Subscription or pursuant to the Over-Subscription Privilege credited to their shareholder dividend reinvestment accounts in the Plan. Share certificates will not be issued for Shares credited to Plan accounts. Shareholders whose shares of Common Stock are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealers' behalf will have any Shares acquired during the Primary Subscription or pursuant to the Over-Subscription Privilege credited to the account of Cede or such other depository or nominee.

FEDERAL INCOME TAX CONSEQUENCES OF THE OFFER

  For U.S. federal income tax purposes, neither the receipt nor the exercise of the Rights by shareholders will result in taxable income to holders of Common Stock, and no loss will be realized if the Rights expire without exercise. A shareholder's holding period for a Share acquired upon exercise of a Right begins with the date of exercise. Assuming that the fair market value of the Rights on the date of distribution is less than 15% of the fair market of the shares of Common Stock on that date, and that a shareholder does not make the election described below, a shareholder's basis for determining gain or loss upon the sale of a Share acquired upon the exercise of a Right will be equal to the sum of the Subscription Price per Share and any servicing fee charged to the shareholder by the shareholder's broker, bank or trust company. A shareholder's gain or loss recognized upon a sale of a Share acquired upon the exercise of a Right will be capital gain or loss (assuming the Share is held as a capital asset at the time of sale) and will be long-term capital gain or loss if the Share has been held at the time of sale for more than one year.

  The following portion of this discussion assumes that the fair market value of the Rights upon the date of distribution will be less than 15% of the fair market value of the shares of Common Stock outstanding on that date. In these circumstances, a shareholder's basis in the Rights received in the Offer will be zero unless the shareholder elects to allocate his basis in those Shares of the Fund which he originally owned between such shares and the Rights issued in the Offer. This allocation is based upon the relative fair market values of such shares and of the Rights as of the date of issuance of the Rights. Thus, if such an election is made, the shareholder's basis in the shares originally owned will be reduced by an amount equal to the basis allocated to the Rights. This election must be made in a statement attached to the shareholder's federal income tax return for the year in which the Rights are received. However, if an electing shareholder does not exercise the Rights, no loss will be recognized and no portion of the shareholder's basis in the Shares will be allocated to the unexercised Rights. If an electing Shareholder does exercise the Rights, the basis of any Shares acquired through exercise of the Rights will be increased by the basis allocated to such Rights. Accordingly, shareholders should consider the advisability of making the election described above if the shareholder intends to exercise the Rights.

  The foregoing is a general summary of the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and U.S. Treasury regulations currently in effect, and does not cover state or local taxes. The Code and regulations are subject to change by legislative or administrative action. Shareholders should consult their tax advisors regarding specific questions as to federal, state or local taxes. See "Taxation" in the SAI.

EMPLOYEE PLAN CONSIDERATIONS

  Shareholders subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (including corporate savings and 401(k) plans), Keogh Plans of self-employed individuals and Individual Retirement Accounts (collectively, "Benefit Plans") should be aware of the complexity of the rules and regulations governing Benefit Plans and the penalties for noncompliance, and should consult their counsel and tax advisors regarding the consequences under ERISA and the Code of their exercise of the Rights.

DILUTION AND EFFECT OF NON-PARTICIPATION IN THE OFFER

  Upon the completion of the Offer, shareholders who do not fully exercise their Rights will own a smaller proportional interest in the Fund than would be the case if the Offer had not been made. In addition, because the Subscription Price of each Share will be less than the net asset value per share of the Fund's Common Stock and because the Fund will incur expenses in connection with the Offer, the Offer will result in a dilution of net asset value per share for all shareholders, which will disproportionately affect shareholders who do not exercise their Rights. Although it is not possible to state precisely the amount of such decrease in net asset value because it is not known at the date of this Prospectus how many Shares will be subscribed for, or what the Subscription Price will be, such dilution might be substantial. For example, assuming all Rights are exercised at the estimated Subscription Price per Share, including up to an additional 25% of the Shares which may be issued to satisfy over-subscription requests, and after deducting all expenses related to the Offer, the Fund's net asset value as of September 15, 1995 of $12.82 per share would be reduced by approximately $0.47, or 3.7%. Expenses related to the Offer will be borne by the Fund and will reduce the net asset value of the Fund's Common Stock.

  It is expected that no dividends or other distributions will be payable with respect to the Shares offered hereby until December 1995.

IMPORTANT DATES TO REMEMBER

   EVENT                                                    DATE
   -----                                                    ----
   Record Date............................  September 25, 1995
   Subscription Period....................  September 25, 1995-October 20, 1995*
   Expiration Date and Pricing Date.......  October 20, 1995*
   Subscription Certificates and Payment
    for Shares Due+.......................  October 20, 1995*
   Notices of Guaranteed Delivery Due+....  October 20, 1995*
   Payment for Guarantees of Delivery Due.  October 25, 1995*
   Confirmation to Participants...........  November 1, 1995*
   Final Payment for Shares...............  November 15, 1995*

--------

*Unless the Offer is extended to a date not later than October 27, 1995.

+ A shareholder exercising Rights must deliver either (i) a Subscription Certificate and Payment for Shares or (ii) a Notice of Guaranteed Delivery by the Expiration Date.

                                    THE FUND

  The Korean Investment Fund, Inc. is a diversified, closed-end management investment company. The Fund's investment objective is to seek long-term capital appreciation through investment primarily in equity securities of Korean companies. At April 30, 1995, approximately 99% of the Fund's net assets were invested in equity securities of Korean companies. As a matter of fundamental policy, the Fund, under normal circumstances, invests at least 65% of its total assets in equity securities of Korean companies. Equity securities include common stocks, preferred stocks, rights or warrants to purchase common or preferred stock and debt securities convertible into common or preferred stock. The Fund defines Korean companies to be entities (i) that are organized under the laws of Korea and conduct business in Korea, (ii) that derive 50% or more of their total revenues from business in Korea or (iii) the equity or debt securities of which are traded principally in Korea. The Fund may invest up to 25% of its total assets, to the extent permitted by future Korean laws or regulations with respect to foreign investment, in equity or debt securities for which there is no ready market. The Fund may also invest up to 35% of its total assets in nonconvertible debt securities provided that such securities are rated BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or rated of equivalent credit quality by an internationally recognized statistical rating organization or, if not so rated, of equivalent credit quality as determined by Alliance. Nonconvertible debt securities in which the Fund may invest include U.S. Dollar or Won denominated debt securities issued by the Korean government or Korean companies and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"). In general, Korean law does not currently permit foreign investors to acquire debt securities denominated in Won or stocks of companies organized under the laws of Korea that are not listed on the Korea Stock Exchange. See "Investment Objective and Policies."

  Alliance Capital Management L.P., a Delaware limited partnership listed on the New York Stock Exchange, serves as investment manager and administrator to the Fund. Alliance is a leading international investment manager supervising client accounts with assets as of June 30, 1995 totaling more than $135 billion. See "Management of the Fund--Management and Administration Arrangements."

  Orion Asset Management Co., Ltd., a Cayman Islands corporation that is a wholly-owned subsidiary of Tong Yang Securities Co., Ltd., a component member of a leading Korean securities company, serves as investment manager to the Fund with respect to its investments in Korean securities. See "Management of the Fund--Management and Administration Arrangements."

  The Fund was incorporated under the laws of the State of Maryland on November 1, 1991 and is registered under the 1940 Act. It commenced investment operations on February 24, 1992 after an initial public offering of 4,200,000 shares of Common Stock. The net proceeds of the offering were approximately $46,900,000. On August 2, 1994, the Fund completed a rights offering during which shareholders purchased 1,753,797 shares of Common Stock, the net proceeds to the Fund of which were approximately $21,809,340. The Fund's outstanding Common Stock is listed and traded on the New York Stock Exchange under the symbol "KIF." For the fiscal year ended April 30, 1995 the average weekly trading volume of the Fund's shares was 129,400 shares and the aggregate net assets of the Fund at April 30, 1995 were $75,460,898. There are currently 5,962,912 shares of Common Stock outstanding. The Fund's principal office is located at 1345 Avenue of the Americas, New York, New York 10105 and its telephone number is (800) 247-4154.

                                USE OF PROCEEDS

  Assuming all Shares offered hereby are sold at the Estimated Subscription Price of $11.88 per Share, the net proceeds of the Offer are estimated to be $22,181,636 after payment of the Dealer Manager and soliciting fees and estimated offering expenses. Expenses related to the issuance of the Shares will be borne by the Fund and will reduce the net asset value of the Common Stock. If the Fund increases the number of Shares subject to the Offer by 25%, or 496,909 Shares, in order to satisfy over-subscriptions, the additional net proceeds will be approximately $5,681,905. The net proceeds will be invested within six months following receipt by the Fund of payment for the Shares in accordance with the Fund's investment objective and policies. Pending such investment, the proceeds may be invested in U.S. Dollar-denominated bank deposits, short-term debt or money market instruments rated high quality by any nationally recognized statistical rating service, or if not so rated, of equivalent investment quality as determined by Alliance. All proceeds of the Offer will be paid to the Fund in U.S. Dollars and, prior to investment in Won denominated securities, will be converted into Won at prevailing rates.

                 NET ASSET VALUE AND MARKET PRICE INFORMATION

  The outstanding shares of Common Stock of the Fund are listed on the New York Stock Exchange. The following table shows, for each fiscal quarter for the two most recently completed fiscal years, (i) the high and low sales price per share of Common Stock of the Fund, as reported in the consolidated transaction reporting system, (ii) the net asset value per share of the Fund as determined on the date closest to each quotation, and (iii) the percentage by which the shares of Common Stock of the Fund traded at a premium over, or discount from, the Fund's net asset value per share represented by the quotation.

                                                                PREMIUM (OR
                                                                 DISCOUNT)
                               MARKET PRICE   NET ASSET VALUE    PERCENTAGE
                              --------------- --------------- -------------
QUARTER ENDED                  HIGH     LOW    HIGH     LOW   HIGH    LOW
-------------                 ------- ------- --------------- -----  ------
April 30, 1993............... $12.500 $10.125 $ 10.40 $  9.50 17.79%   6.97%
July 31, 1993................  13.250  11.125   10.84   10.09 21.44   11.75
October 31, 1993.............  13.500  10.750   10.58    9.41 24.05   12.92
January 31, 1994.............  18.500  12.375   12.43   11.57 44.81    9.21
April 30, 1994...............  17.250  11.875   13.28   12.51 30.23   (0.08)
July 31, 1994................  16.375  13.125   13.75   13.47 19.09   (2.56)
October 31, 1994.............  15.125  13.500   14.36   13.82  5.33   (2.32)
January 31, 1995.............  14.375  11.625   15.12   14.52 (4.93) (19.94)
April 30, 1995...............  13.500  11.750   13.92   13.45 (3.02) (12.84)
July 31, 1995................  12.875  11.250   13.04   12.58 (1.27) (10.57)

  During the first two years of the Fund's operations, the Fund's shares generally traded at a price greater than the Fund's net asset value per share. Since October 7, 1994, however, the Fund's shares have generally traded at a discount from the Fund's net asset value per share. At the close of business on September 15, 1995, the Fund's net asset value was $12.82 per share while the closing market price of the Common Stock on the New York Stock Exchange was $12.50 per share.

                       INVESTMENT OBJECTIVE AND POLICIES

GENERAL

  The investment objective of the Fund is to seek long-term capital appreciation through investment primarily in equity securities of Korean companies. Under normal circumstances, the Fund invests at least 65% of its total assets in equity securities of Korean companies. Equity securities include common stocks, preferred stocks, rights or warrants to purchase common or preferred stock and debt securities convertible into common or preferred stock. The Fund defines Korean companies to be entities (i) that are organized under the laws of Korea and conduct business in Korea, (ii) that derive 50% or more of their total revenues from business in Korea or (iii) the equity or debt securities of which are traded principally in Korea. The Fund invests in companies that, in the opinion of Alliance and Orion, possess the potential for growth, including established companies in rapidly growing industry sectors such as telecommunications, electronics and consumer products. While investment in large companies is emphasized, on occasion the Fund may invest in smaller companies believed by Alliance and Orion to have growth potential. See "Special Risk Considerations--Investment in Securities of Smaller Companies." In particular, securities of Korean companies that are believed to be the likely beneficiaries of the emergence of new markets for their products are identified for investment by the Fund. In addition, the Fund may not invest more than 20% of its total assets in rights or warrants to purchase equity securities. The Fund may invest up to 25% of its total assets in securities which are not readily marketable. Although the Fund is authorized to engage in various strategies to hedge its portfolio against adverse changes in the relationship between the U.S. Dollar and the Won, it is not currently permitted to do so in Korea under Korean laws or regulations (with certain limited exceptions) and there can be no assurance that such strategies will become permissible and available in Korea in the future. The Fund does not presently intend to engage in these strategies outside of Korea.

  The Fund's investment objective and its policy of investing at least 65% of its total assets in equity securities of Korean companies are fundamental and cannot be changed without the approval of a majority of the Fund's outstanding voting securities, which, as used in this Prospectus and the SAI, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or
(ii) more than 50% of the outstanding shares. The Fund's investment policies that are not designated fundamental policies may be changed by the Fund without shareholder approval, but the Fund will not change its investment policies without contemporaneous notice to its shareholders. The Fund is designed primarily for long-term investment, and investors should not consider it a trading vehicle. As with all investment companies, there can be no assurance that the Fund's objective will be achieved.

  The Fund may also invest up to 35% of its total assets in nonconvertible debt securities, including U.S. Dollar or Won denominated debt securities issued by the Korean government or Korean companies and U.S. Government Securities. Korean law does not currently permit foreign investors to acquire debt securities denominated in Won, except for (i) non-guaranteed convertible bonds which are issued in Korea by listed small- and medium-sized companies and are listed on the Korea Stock Exchange (the "Exchange") and (ii) certain government or public bonds which are designated by the Securities and Exchange Commission of Korea (the "KSEC") from time to time. At the present time, however, foreign investors are permitted to invest in bonds with warrants, depositary receipts and other debt securities (including floating rate notes, bonds and commercial paper) issued by Korean companies outside of Korea and denominated in currencies other than the Won. The Ministry of Finance and Economy (the "MFE") has announced a plan to permit foreign investors to make further investments in Won denominated debt securities. See "The Korean Securities Markets--Regulation of Foreign Investment." There can be no assurance that such plan will be implemented. If, in the future, other types of Won denominated debt securities become permissible investments for foreign investors, the Fund may invest in such securities. The Fund may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or rated of equivalent credit quality by another internationally recognized statistical rating organization or, if not so rated, of equivalent credit quality as determined by Alliance. Securities rated Baa by Moody's are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. The Fund expects that it will not retain a debt security which is downgraded below BBB or Baa or, if unrated, determined by Alliance to have undergone similar credit quality deterioration, subsequent to purchase by the Fund.

  For temporary defensive purposes, the Fund may vary from its investment policies during periods in which conditions in the Korean securities markets or other economic or political conditions in Korea warrant. Under such circumstances, the Fund may reduce its position in equity securities and increase its position in debt securities, which may include U.S. Government Securities, securities rated AA or better by S&P or Aa or better by Moody's or, if not so rated, of equivalent credit quality as determined by Alliance, short-term indebtedness or cash equivalents denominated in U.S. Dollars or, if it becomes permissible for the Fund to so invest, denominated in Won. The Fund may also at any time, with respect to up to 35% of its total assets, temporarily invest funds in U.S. Dollar-denominated money market instruments as reserves for dividends and other distributions to shareholders.

SECURITIES NOT READILY MARKETABLE

  The Fund may invest up to 25% of its total assets, to the extent permitted by future Korean laws or regulations with respect to foreign investment, in equity or debt securities for which there is no ready market. The Fund may therefore not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and which can be expected to be sold immediately if the market is adequate. The sale price of securities that are not readily marketable may be lower or higher than the Fund's most recent estimate of their fair value. Generally, less public information is available with respect to the issuers of these securities than with respect to companies whose securities are traded on an exchange. Securities not readily marketable are more likely to be issued by start-up, small or family businesses and therefore subject to greater economic, business and market risks than the listed securities of more well-established companies. Adverse conditions in the public securities markets may at certain times preclude a public offering of an issuer's securities. While Korean law requires registration with a government agency of a public offering or secondary public distribution of securities, that law does not contain restrictions like those contained in regulations promulgated under the United States Securities Act of 1933 regarding the length of time the securities must be held or manner of resale. There may be contractual restrictions on the resale of securities.

BORROWING

  The Fund may borrow from a bank or other entity in a privately arranged transaction to the maximum extent permitted under the 1940 Act but only in order to finance the repurchase of its shares or to pay dividends for purposes of complying with the Code. See "Special Risk Considerations--Borrowing" below, "Description of Common Stock--Repurchase of Shares" below and "Taxation--United States Federal Income Taxes--General" in the SAI. The 1940 Act requires the Fund to maintain "asset coverage" of not less than 300% of its "senior securities representing indebtedness" as those terms are defined and used in the 1940 Act. In addition, the Fund may not pay any cash dividends or make any cash distributions to shareholders if, after the distribution, there would be less than 300% asset coverage of a senior security representing indebtedness for borrowings (excluding for this purpose certain evidences of indebtedness made by a bank or other entity and privately arranged, and not intended to be publicly distributed). If, as a result of the foregoing restriction or otherwise, the Fund were unable to distribute at least 90% of its investment company taxable income in any year, it would lose its status as a regulated investment company for such year and become liable at the corporate level for federal income taxes on its income for such year. See "Taxation--United States Federal Income Taxes--General" in the SAI. In the event of any borrowing from a Korean source, such borrowing may be subject to any applicable Korean laws and regulations.

  The Fund may also borrow for temporary purposes in an amount not exceeding 5% of the value of the total assets of the Fund. Such borrowings are not subject to the asset coverage restrictions set forth in the preceding paragraph. See "Investment Restrictions" in the SAI.

INVESTMENT IN OTHER INVESTMENT COMPANIES

  The Fund may invest in the securities of other investment companies that invest a substantial portion of their assets in Korean securities to the extent permitted by the 1940 Act. Under the 1940 Act, the Fund may invest up to 10% of its total assets in shares of other investment companies and up to 5% of its total assets in any one investment company, provided that the investment does not represent more than 3% of the voting stock of the related acquired investment company. By investing in an investment company, the Fund's shareholders will bear a ratable share of the investment company's expenses, as well as continue to bear the Fund's investment management and administrative fees with respect to the amount of the investment.

REPURCHASE AGREEMENTS

  The Fund may enter into "repurchase agreements" involving U.S. Government Securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Fund's ability to enter into repurchase agreements. A repurchase agreement arises when a buyer such as the Fund purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective for the period of time the buyer's money is invested in the security and which is related to current market interest rates rather than the coupon rate on the purchased security. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund requires continual maintenance by its custodian of its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaults on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral are less than the repurchase price. In the event of a vendor's bankruptcy, the Fund might be delayed in, or prevented from, selling the collateral for the Fund's benefit. The Fund's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which Alliance monitors the creditworthiness of the institutions with which the Fund enters into repurchase agreement transactions.

OTHER INVESTMENT PRACTICES

  GENERAL. Certain investment practices in which the Fund is authorized to engage are not currently permitted in Korea under Korean laws and regulations (with certain limited exceptions). These investment practices include the purchase or sale of put and call options, currency hedging techniques, including currency options and futures, options on such futures and forward foreign currency transactions, the selling of securities short, the lending of portfolio securities, forward commitments and standby commitment agreements. The Fund does not presently intend to engage in these investment practices outside of Korea. The Fund may engage in these investment practices in Korea to the extent the practices become available in the future. These investment practices and the risks involved in engaging in such investment practices are described in the SAI.

  FUTURE DEVELOPMENTS. The Fund may, following written notice thereof to its shareholders, take advantage of investment practices that are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such practices, if they arise, may involve risks which exceed those involved in the various investment practices described in the SAI.

                          SPECIAL RISK CONSIDERATIONS

  The Fund is a closed-end investment company designed for long-term investment and investors should not consider it a trading vehicle. Shares of closed-end investment companies frequently trade at a discount from net asset value. During the first two years of the Fund's operations, the Fund's shares generally traded at a price greater than the Fund's net asset value per share. Since October 7, 1994, however, the Fund's shares have generally traded at a discount from the Fund's net asset value per share. As of September 15, 1995 the Fund's shares were trading at a 2.5% discount from net asset value. The Fund cannot predict whether its shares of Common Stock will, in the future, trade at, below or above net asset value. See "Investment Objective and Policies." Investing in the Fund, which invests in Korean securities, involves certain considerations set forth below not usually associated with investing in U.S. securities.

RELATIONS WITH NORTH KOREA

  Relations between Korea and North Korea have been tense since the end of World War II. North Korea maintains a regular army estimated at close to one million, compared with the Korean army of 520,000. The majority of both forces are concentrated on either side of the demilitarized zone in a state of military readiness. The United States maintains a military force of approximately 36,000 in Korea.

  Tensions between Korea and North Korea were temporarily eased in 1972 when the first moves toward conciliation and eventual reunification were initiated. The talks broke down at an early stage and efforts to revive them during 1979 and 1980 were unsuccessful. Since 1984 there has been intermittent contact between the two countries, consisting mainly of a series of talks on economic relations, humanitarian issues, unified sports teams and the possibility of the two heads of state and their legislatures meeting with one another. Until recently these talks yielded only minimal results. On December 13, 1991, the leaders of North Korea and Korea signed an Agreement on Reconciliation, Nonaggression and Exchange and Cooperation. This agreement was put into force on February 19, 1992. Tensions between North Korea and Korea increased following the announcement in March 1993 by North Korea of its intention to withdraw from participation in the Nuclear Non-Proliferation Treaty and its cancellation of an invitation to inspectors of the International Atomic Energy Agency ("IAEA").

  In October 1994, North Korea signed an accord in Geneva in which it agreed to stop the development of nuclear weapons in exchange for the development of nuclear power plants. On June 13, 1995, a multi-national consortium led by the United States agreed to provide North Korea with two nuclear reactors and moved toward selecting Korea's state-controlled electric utility as the prime contractor in the project. Korea has agreed to provide most of the $4 billion cost for the reactors. In September 1995, inspectors from IAEA started to monitor North Korea's nuclear freeze. It is uncertain whether this cooperation between North Korea and Korea and further implementation of the Geneva accord will reduce the tension between the two countries.


  There is still the continuing threat to the armistice that has maintained the peace since the end of the Korean War. During the past year, North Korea has tried to prevent neutral observer nations from taking part in a separate commission to monitor the armistice, and in May it banned the observers from the neutral countries from entering the northern side of the demilitarized zone. The tensions between North Korea and Korea may adversely affect both the prices of the Fund's portfolio securities and the Fund's share price.

  In addition, there are reports of increasing militarization in North Korea, accompanied by a general economic decline in that country. Military action or the risk of military action or the economic collapse of North Korea could have a material adverse effect on Korea, and consequently, on the ability of the Fund to achieve its investment objective.

CURRENCY FLUCTUATIONS

  Because the Fund's assets are invested in equity securities of Korean companies and, to the extent permissible under future Korean laws or regulations, in Won denominated fixed income securities, and because the great majority of the Fund's revenues are received in Won, the U.S. Dollar equivalent of the Fund's net assets and distributions will be adversely affected by reductions in the value of the Won relative to the U.S. Dollar to the extent the Fund does not hedge against such reductions. Such changes will also affect the Fund's income. If the value of the Won falls relative to the U.S. Dollar between receipt of income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet distribution requirements. Similarly, if the exchange rate for the Won declines between the time the Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of Won required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in Won at the time they were incurred. Under current Korean laws and regulations, the Fund is permitted to enter into forward contracts between the Won and other currencies with Korean banks (including branches in Korea of foreign banks) up to the amount of the Fund's assets denominated in Won. The Fund does not presently intend to enter into such forward contracts. In addition, the Fund is not currently permitted under Korean laws or regulations to employ certain other investment techniques in Korea which may be designed principally to hedge against currency exchange rate risks. The Fund does not presently intend to employ these techniques outside of Korea. Accordingly, investors should consider that the Fund presently will not hedge against possible devaluations or fluctuations in the value of the Won in determining whether to invest in the Fund. See "Investment Objective and Policies--Other Investment Practices" in the SAI for a discussion of the use, risks and costs of the currency hedging techniques the Fund may utilize, including currency options and futures, options on such futures and forward foreign currency transactions.

  The exchange rate for the Won at the end of each of the past six years is set forth in the table under "The Republic of Korea--Domestic Economy." For a more recent exchange rate, see the inside front cover of this Prospectus.

INVESTMENT AND REPATRIATION RESTRICTIONS

  There are significant restrictions and controls on foreign investment in the Korean securities markets. These restrictions or controls may at times limit or preclude investment in certain securities, which may adversely affect the performance of the Fund. Beginning on January 3, 1992, the Korean securities markets were opened to general direct foreign investment following the adoption and implementation by the KSEC and the MFE of regulations (collectively, the "Foreign Investment Regulations") that allow foreign investors to directly purchase and sell equity shares on the Exchange, subject to certain restrictions that are described below. Under the current Foreign Investment Regulations, the percentage of each class of a company's outstanding equity shares that may be held by a particular foreign investor and by all foreign investors as a group generally is limited to 3% and 15%, respectively. The 15% limitation is, however, subject to reduction to 10% for certain government designated public corporations ("public corporations") with shares listed on the Exchange and no foreign investment is permitted in shares of Korean companies designated as "general telecommunications service providers" under the Telecommunications Business Law. In addition, Korean law provides that public corporations may impose stricter limits on foreign ownership of their shares and a limit on ownership of their shares by a single investor (Korean or foreign) in their articles of incorporation. The articles of incorporation of Korea Electric Power Corporation ("KEPCO") and Pohang Iron & Steel Co., Ltd. ("POSCO"), the two largest Korean companies listed on the Exchange, set a 1% ceiling on acquisition by a single foreign or Korean investor of the shares of their respective common stock (together with certain holdings by specially related persons). Further, the KSEC is authorized to increase or decrease the 15% limitation, and it has acknowledged several exceptions for companies whose shares are held by foreigners under the Foreign Capital Inducement Act or certain sections of the Foreign Exchange Management Regulations and for companies which have issued equity related securities outside of Korea. The Korean government has announced its intention to gradually further raise the 15% foreign investment limitation. If and when the 15% limitation is raised, the Fund may have more flexibility in selecting investments for its portfolio. There can be no assurance that the 15% limitation will be raised. The Korean government has implemented a system to monitor foreign investment limits and transactions.

  Under the Foreign Exchange Management Act, if the MFE deems that certain emergency circumstances are likely to occur, including but not limited to, sudden fluctuation in interest rates or exchange rates, extreme difficulty in stabilizing the balance of payments or substantial disturbance in the Korean financial and capital markets, the MFE may impose any restrictions it deems necessary such as requiring foreign investors, including the Fund, to obtain approval prior to the acquisition of Korean equity securities or for the remittance of sales proceeds overseas. The MFE has the authority, with prior public notice of scope and duration, to suspend all or part of foreign exchange transactions when emergency measures are deemed necessary in case of a radical change in the international or domestic economic situation. To date, the MFE has not exercised this authority.

  There can be no assurance that the Foreign Investment Regulations adopted to permit direct foreign investment in shares traded on the Exchange and the repatriation of funds so invested will enable the Fund to continue to make investments in a manner consistent with its investment objective and policies. The limitations on individual and aggregate holdings by foreign investors may preclude the Fund from making particular investments or may limit the size of investments that may be made. Furthermore, these limitations, as well as purchasing programs by other foreign investors, could substantially increase the prices of portfolio securities to the Fund over the prices that would be paid by Korean investors. The same factors could lengthen the time period required to fully invest the proceeds of the Offer in Korean securities.

  It is impossible to predict the extent to which foreign investment will continue to increase in Korea or the Fund's ability to participate in such increased foreign investment in light of the foreign holding limitations or governmental restrictions that may be imposed in the future. As of December 31, 1994, approximately US $18.95 billion had been invested in Korea by foreign investors since January 1992.

  Foreign investors are prohibited from engaging in purchase transactions on the Exchange in a security that has reached or exceeded the maximum aggregate foreign ownership limit. As of June 30, 1995, 97 of the 877 companies listed on the Exchange had reached the applicable maximum aggregate foreign ownership limit (11.06% of all companies listed on the Exchange). Currently, the information regarding the number of shares of a class of each listed company available for investment by an individual foreign investor and foreign investors in the aggregate and the classes of shares of each listed company for which the aggregate foreign ownership limit has been reached is available from Korean securities companies.

  Foreign investors are, however, allowed to effect transactions with other foreign investors in the class of shares of companies that have reached or exceeded the maximum aggregate foreign ownership limit off the Exchange through a securities company in Korea (including branches in Korea of foreign securities companies) as an intermediary. However, foreign investors are not permitted to enter into such transactions with branches and subsidiaries of foreign banks, securities companies and insurance companies (collectively, "foreign financial institutions") and certain residents of Korea. Such transactions ("OTC transactions") generally occur at a premium over prices on the Exchange. The Fund invests in equity securities of Exchange-listed companies through such OTC transactions, and thus pays premiums over the share prices quoted on the Exchange, which premiums can be substantial. There can be no assurance that the Fund will be able to realize such premiums if it sells the shares to another foreign investor. Such premiums may be affected by changes in regulation, changes in the supply of or demand for shares and otherwise, including changes in the percentage of foreign ownership permitted in Exchange-listed companies.

MARKET CHARACTERISTICS

  The Korean securities markets, while relatively small as compared to the securities markets of the United States, Japan and certain European countries, have, with the exception of 1990 and 1991, been generally characterized by gradual and consistent growth. The development of the Korean securities markets may be attributed to, among other things, the Korean government's extensive involvement in the private sector, including the securities markets. The aggregate market capitalization of domestic equity securities listed on the Exchange was approximately W 151,217 billion (approximately US $191.7 billion) at December 31, 1994, as compared to US $4.4 trillion on the New York Stock Exchange and US $3.6 trillion on the Tokyo Stock Exchange. As discussed above in "Investment and Repatriation Restrictions," however, only a small portion of the equity securities that compose this market capitalization may be purchased by foreign investors.

  Market capitalization along with trading volume is concentrated in a limited number of companies within a small number of industries. The Korean government has from time to time taken measures to minimize excessive price volatility on the Exchange, including the imposition of limitations on daily price movements of securities and varying margin requirements. Such actions by the Korean government have had and in the future could have a significant effect on the market prices and dividend yields of Korean equity securities. In particular, during 1990 the Korea Securities Market Stabilization Fund (the "Stabilization Fund"), a partnership operated by its contributors which include substantially all Exchange-listed companies, Korean securities companies and certain institutional investors, was formed to stabilize the market through the purchase and sale of securities. In January and February 1994, the Stabilization Fund sold approximately W 500 billion (approximately US $618 million) and approximately W 300 billion (approximately US $371 million) worth of equity securities, respectively. Future liquidations of the Stabilization Fund's portfolio could exert significant downward pressure on the market price of Exchange-listed securities in which the Fund may invest. In addition, any purchases by the Stabilization Fund could reduce the shares available for investment by foreign investors such as the Fund or retard a decline in the market price of Exchange-listed securities. By virtue of its Charter, the Stabilization Fund is due to be liquidated in May 1996.

  Under the Foreign Investment Regulations, a foreign investor must appoint one or more standing proxies from among the Korea Securities Depository, securities firms (including Korean branches of foreign securities firms) which have obtained a license to act as a standing proxy and banks (including Korean branches of foreign banks) to exercise shareholders' rights, apply to change a name on the shareholders' registry, place an order to sell or purchase shares or engage in any matters related to these activities, if any such activities are not conducted by the foreign investor itself. The Fund has appointed a subsidiary of the Fund's subcustodian as a standing proxy. Because the Fund will be engaged in transactions with several Korean brokers, it may need to appoint a number of standing proxies to efficiently conduct its trading activities. Each such standing proxy appointed will receive a commission for its services. If a standing proxy other than the Fund's custodian or subcustodian were deemed to have custody over certain assets of the Fund, the Fund may be required to obtain relief from the United States Securities and Exchange Commission or a waiver or modification of the standing proxy requirement from the KSEC. There can be no assurance that such relief, waiver or modification will be obtained.

  There are currently a limited number of securities firms engaged in securities underwriting and trading in Korea. Tong Yang Securities, the parent company of Orion, frequently manages underwritten offerings of debt and equity securities of Korean issuers. The Fund is prohibited by the 1940 Act from purchasing any securities in an offering for which Tong Yang Securities is the principal underwriter and, under current Korean laws and regulations, is prohibited from participating in initial public offerings of securities with a few exceptions. Tong Yang Securities may also be a dealer in various securities in which the Fund may invest. In the absence of exemptive relief, the Fund will not purchase or sell securities from or to Tong Yang Securities in principal transactions or purchase securities in secondary offerings in which Tong Yang Securities is an underwriter. The Fund does not currently intend to apply for such exemptive relief. The underwriting and trading activities of Tong Yang Securities, however, as well as its investment positions, could adversely affect the availability of securities the Fund is seeking to purchase or the demand for securities the Fund is seeking to sell.

GOVERNMENT INVOLVEMENT IN THE PRIVATE SECTOR

  The Korean government has historically exercised and continues to exercise substantial influence over many aspects of the private sector including the securities markets. The Korean government from time to time has informally influenced the payment of dividends and the prices of certain products, encouraged companies to invest or to concentrate in particular industries, induced mergers between companies in industries suffering from excess capacity and induced private companies to publicly offer their securities. Certain government actions could have a greater adverse impact on foreigners, such as the Fund, than on Korean nationals. The effect of future government actions on the Fund cannot be predicted.

CORPORATE DISCLOSURE STANDARDS

  Issuers of securities in Korea are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. Korean accounting, auditing and financial standards are not equivalent to United States standards in important respects and, therefore, less information is generally available to investors in publicly-traded Korean securities than to investors in publicly-traded U.S. securities.

TRANSACTION COSTS

  Maximum brokerage commission rates have been established by regulations of the Exchange. There is generally no deviation in commission rate schedules among Korean brokers. Brokerage commissions and transaction costs for transactions both on and off the Exchange are generally higher than in the United States.

UNITED STATES AND FOREIGN TAXES

  Korean taxes paid by the Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes. Investors should review carefully the information discussed under the heading "Taxation" herein and in the SAI and should discuss with their tax advisers the specific tax consequences of investing in the Fund.

OTHER RISKS OF FOREIGN INVESTMENT

  The economy of an individual foreign country may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. For example, the Korean economy is heavily dependent upon international trade and, accordingly, has been and may continue to be adversely affected by economic conditions in the U.S. and other countries with which it trades, trade barriers, managed adjustments in the value of the Won and other protectionist measures imposed or negotiated by the U.S. and other countries with which it trades.

  The Fund's portfolio investments in Korea may be adversely affected by nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, social instability or diplomatic developments.

INVESTMENT IN SECURITIES OF SMALLER COMPANIES

  While investment in large companies is emphasized, on occasion the Fund may invest in smaller companies believed by Alliance or Orion to have growth potential. Investment in smaller companies involves greater risk than is customarily associated with the securities of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices.

SECURITIES NOT READILY MARKETABLE

  Although the Fund invests primarily in listed securities of established companies, it may, to the extent permitted by future Korean laws and regulations, invest up to 25% of its total assets in securities which are not readily marketable and which may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of a trading market for these investments, the Fund may not be able to realize their value upon sale. See "Investment Objective and Policies--Securities Not Readily Marketable."

DILUTION AND THE EFFECT OF NON-PARTICIPATION IN THE OFFER

  Upon the completion of the Offer, shareholders who do not fully exercise their Rights will own a smaller proportional interest in the Fund than would be the case if the Offer had not been made. In addition, an immediate dilution of the net asset value per share will be experienced by all shareholders as a result of the Offer because the Subscription Price will be less than the then current net asset value per share, the Fund will bear the expenses of the Offer and the number of shares outstanding after the Offer will have increased proportionately more than the increase in the size of the Fund's net assets. Although it is not possible to state precisely the amount of such a decrease in value, because it is not known at this time how many Shares will be subscribed for or what the Subscription Price will be, such dilution might be substantial. For example, assuming (i) all Rights are exercised, (ii) the Fund issues an additional 25% of the Shares, (iii) the Fund's net asset value on the Expiration Date is $12.82 per share (the net asset value per share on September 15, 1995), and (iv) the Subscription Price is $11.88 per share (95% of the closing market price per share on September 15, 1995), then the Fund's net asset value per share on such date would be reduced by approximately $0.47 per share or 3.7%. Record Date shareholders will experience a decrease in the net asset value per share held by them, irrespective of whether they exercise all or any portion of their Rights. Moreover, Record Date shareholders who do not fully exercise their Rights will, at the completion of the Offer, own a smaller proportional interest in the Fund than they owned prior to the Offer. The actual Subscription Price may be greater or less than the Estimated Subscription
Price of $11.88 per Share. This dilution of net asset value per share will disproportionately affect shareholders who do not exercise their Rights.

BORROWING

  The Fund may borrow from a bank or other entity in a privately arranged transaction to the maximum extent permitted under the 1940 Act, but only to finance the repurchase of its shares or to pay distributions for purposes of complying with the Code. Borrowing creates an opportunity for the Fund to finance the limited activities described above without the requirement that portfolio securities be liquidated at a time when it would be disadvantageous to do so. Any investment income or gains on, or savings in transaction costs made through the retention of, portfolio securities in excess of the interest paid on and the other costs of the borrowings will cause the net income or net asset value per share of the Fund's Common Stock to be greater than would otherwise be the case. On the other hand, if the income or gain, if any, on the securities retained fails to cover the interest paid on and the other costs of the borrowing, the net income or net asset value per share of the Fund's Common Stock will be less than would otherwise be the case. In the event of any borrowing from a Korean source, such borrowing may be subject to any applicable Korean laws and regulations.

                            MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

  The management of the Fund, including general supervision of the duties performed by Alliance and Orion, is the responsibility of its Board of Directors. Although the Fund is a Maryland corporation, certain of its Directors and officers are residents of Korea, and substantially all of the assets of such persons may be located outside of the United States. As a result, it may be difficult for United States investors to effect service of process upon such Directors or officers within the United States or to realize judgments of courts of the United States predicated upon civil liabilities of such Directors or officers under the federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to the enforceability in Korea of such civil remedies and criminal penalties as are afforded by the federal securities laws of the United States. There is no extradition treaty currently in effect between the United States and Korea. It is unclear if any future extradition treaty in effect between the United States and Korea would subject such Directors and officers to effective enforcement of the criminal penalties of the federal securities laws. For certain information regarding the Directors and officers of the Fund, see "Management of the Fund--Directors and Officers" in the SAI.

MANAGEMENT AND ADMINISTRATION ARRANGEMENTS

  Alliance Capital Management L.P., a New York Stock Exchange listed company with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment management and administration agreement (the "Management and Administration Agreement") to serve as investment manager and administrator to the Fund. Orion Asset Management Co., Ltd., a Cayman Islands corporation with principal offices at 780 Third Avenue, New York, New York 10017, has been retained under an investment management agreement (the "Management Agreement") to serve as investment manager to the Fund with respect to the Fund's investments in Korean securities. The employees of Alliance and Orion who have been principally responsible for the Fund's portfolio investment decisions are Mr. A. Rama Krishna since March 1993 and Mr. In Kee Oh since May 1995. Mr. Krishna is Vice President of Asian Equity Research of Alliance and of Alliance Capital Management (Japan) Inc. Mr. Krishna has been associated with

Alliance since March 1993. Previously, Mr. Krishna was Chief Investment Strategist and Director of Equity Research for CS First Boston Corporation since prior to 1990. Mr. Oh is a Director and Chief Operating Officer of Orion with which he has been associated since October 1991. Previously, Mr. Oh was an Analyst in the New York and Seoul, Korea offices of Tong Yang Securities since prior to 1990.

  Alliance is a leading international investment manager supervising client accounts with assets as of June 30, 1995 totaling more than $135 billion (of which approximately $44 billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds and included, as of June 30, 1995, 29 of the FORTUNE 100 Companies. As of that date, Alliance and its subsidiaries employed approximately 1,350 employees operating out of domestic offices and the overseas offices of subsidiaries in Bombay, Istanbul, London, Sydney, Tokyo, Toronto, Bahrain, Luxembourg and Singapore. The 51 registered investment companies comprising 103 separate investment portfolios managed by Alliance currently have more than one million shareholders.

  Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is an indirect, wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"), a holding company controlled by AXA, a French insurance holding company. As of June 30, 1995, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, owned approximately 59% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interest in Alliance ("Units"). As of June 30, 1995, approximately 33% and 8% of the Units were owned by the public and employees of Alliance and its subsidiaries, respectively, including employees of Alliance who serve as Directors of the Fund.

  Orion is a wholly-owned subsidiary of Tong Yang Securities, a listed company which was established in 1962 and is a component member of a leading Korean securities company. Tong Yang Securities is part of the Tong Yang Group, which is a group of affiliated companies based in Korea which have operations in the basic industrial, foods, merchandising and service and finance industries. Tong Yang Group has one of the most broadly diversified groups of financial services companies in Korea. At June 30, 1995, the aggregate assets of the Tong Yang Group were approximately $10.5 billion and it employed approximately 4,422 persons. Tong Yang Securities and its affiliates manage funds and accounts with approximately $1.4 billion invested in Korean equity securities as of June 30, 1995. Orion, as an affiliate of Tong Yang Securities, has access to its resources and research capabilities. To the extent that certain of the directors and officers of Orion are residents of Korea, and substantially all of their assets may be located outside of the United States, it may be difficult for United States investors to effect service of process upon such directors or officers within the United States or to realize judgments of courts of the United States predicated upon civil liabilities of such directors or officers under the federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to the enforceability in Korea of such civil remedies and criminal penalties as are afforded by the federal securities laws of the United States. There is no extradition treaty currently in effect between the United States and Korea. It is unclear if any future extradition treaty in effect between the United States and Korea would subject such directors and officers to effective enforcement of the criminal penalties of the federal securities laws.

  The Management and Administration Agreement between the Fund and Alliance provides that Alliance will furnish investment advice and recommendations to the Fund as described above and will also furnish administrative, legal, accounting and bookkeeping, internal auditing and other such services to the Fund under the Management and Administration Agreement. Alliance also provides office space in New York, order placement facilities and persons satisfactory to the Fund's Board of Directors to act as officers and employees of the Fund. Such officers and employees, as well as certain Directors of the Fund, may be employees of Alliance or directors, officers or employees of its affiliates. Under the Management and Administration Agreement and the Management Agreement (collectively, the "Agreements"), Alliance and

Orion have established a joint working relationship with respect to the Fund's investments in Korean securities. Under the Management and Administration Agreement, the Fund pays monthly to Alliance a fee at an annualized rate of
 .85% of the Fund's average weekly net assets. Under the Management Agreement, the Fund pays monthly to Orion a fee at an annualized rate of .40% of the Fund's average weekly net assets.

  For purposes of the calculation of the fees payable to Alliance and Orion, average weekly net assets are determined on the basis of the average net assets of the Fund for each weekly period (ending on Friday) ending during the month. The net assets for each weekly period are determined by averaging the net assets on Friday of such weekly period with the net assets on Friday of the immediately preceding weekly period. When a Friday is not a Fund business day, then the calculation will be based on the net assets of the Fund on the Fund business day immediately preceding such Friday. The aggregate fees payable by the Fund to Alliance and Orion are higher than those paid by most U.S. investment companies investing exclusively in securities of U.S. issuers, although Alliance believes they are generally comparable to those paid by other closed-end investment companies of comparable size that invest primarily in the securities of issuers in a single foreign country. In addition to payments to Alliance under the Management and Administration Agreement and to Orion under the Management Agreement, the Fund pays certain other costs.

  Each of the Agreements by its terms continues in effect from year to year if such continuance is specifically approved, at least annually, by a majority vote of the Directors who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Agreement, cast in person at a meeting called for the purpose of voting on such approval.

                         THE KOREAN SECURITIES MARKETS

BACKGROUND AND DEVELOPMENT

  The Korean securities markets have developed largely as a result of measures of the Korean government designed to stimulate the Korean economy and investment in Korea. The Exchange was established in 1956, at which time it functioned primarily as a market for the trading of Korean government bonds, with only 12 equity securities listed for trading. It was not until the Korean government enacted the first economic development plan in 1962 that the securities markets began to develop. During the 1960's, the Korean government enacted legislation which provided tax and other incentives to both issuers and buyers of equity securities. The securities markets developed more fully during the 1970's pursuant to further governmental measures which, among other things, empowered the Korean government to induce corporations to publicly offer their securities and list their shares on the Exchange. In 1976, the Korean Securities and Exchange Law (the "Korean Securities Law") was amended to provide for, among other things, the establishment of the KSEC and its executive body, the Securities Supervisory Board (the "Securities Board").

GOVERNMENT INVOLVEMENT IN THE PRIVATE SECTOR

  The Korean government has historically exercised and continues to exercise substantial influence over many aspects of the private sector including the securities markets. The Korean government from time to time has influenced the payment of dividends and the prices of certain products, encouraged companies to invest in or to concentrate in particular industries, induced mergers between companies in industries suffering from excess capacity and induced private companies to publicly offer their securities. The Exchange has also sought to minimize excessive price volatility through various steps, including the imposition of limitations on daily price movements of securities.

  In August 1993, the Korean government introduced a real-name financial transactions system. Financial institutions are required to confirm, whenever they enter into financial transactions with their clients, that those clients are using their real names. The system was introduced to increase disclosure in financial transactions and is expected by the government to enhance the integrity and efficiency of the Korean financial markets.

REGULATION OF FOREIGN INVESTMENT

  The Korean securities markets have historically been closed to foreign investors. In 1981, however, the MFE announced the intention to gradually internationalize the Korean securities markets. Since then, the Korean government has progressively implemented steps to liberalize foreign investment in the Korean securities markets. At the present time, however, foreign investors, including the Fund, are not permitted to make direct or indirect investments in Won denominated debt securities, except for certain convertible bonds and public bonds. The MFE has recently announced a plan to permit foreign investors to make certain limited investments in Won denominated debt securities. Foreign investors currently may not participate in the purchase of shares through initial public offerings and there are no current proposed regulations that would permit this type of investment.

  Since January 3, 1992, the Korean stock markets have been open to general direct foreign investment following the adoption and implementation by the KSEC and MFE of the Foreign Investment Regulations. These regulations allow foreign investors to directly purchase and sell equity shares on the Exchange, subject to certain restrictions that are described below and in the SAI. Under the Foreign Investment Regulations as amended, the percentage of each class of a company's outstanding equity shares that may be held by a particular foreign investor and by all foreign investors as a group is generally limited to 3% and 15%, respectively. In December 1994, the Korean government announced that it will continue to raise the 15% foreign investment limitation. If, and when, the 15% limitation is raised, the Fund may have more flexibility in selecting investments for its portfolio. There can be no assurance that the 15% limitation will be raised.

  In December 1994, the MFE announced a three-phase plan to be implemented during the period from 1995 to 1999 to liberalize foreign exchange transactions, including further opening of the securities markets to foreign investors. In the plan, the government announced its intention to gradually raise the ceilings on investments by foreign investors in companies listed on the Exchange. The plan provides for the further opening of the debt securities market step-by-step, by way of indirect investment in debt securities through Korean investment in long-term non-guaranteed bonds, together with the issuance in Korea of Won-denominated or foreign-currency-denominated debt securities by foreign entities. The plan also provides for the easing of requirements for the establishment of Korean branches of foreign securities companies and for further opening of the securities industry to foreign participants. The plan also provides for Korean investors to be permitted more opportunities to invest directly and indirectly in foreign securities.

THE KOREA STOCK EXCHANGE

  The Exchange is Korea's sole securities exchange and has its trading floor in Seoul. The Exchange, which has been a non-profit member organization since 1988, is currently owned by 33 member securities companies. Both equity and debt securities are traded on the Exchange, although equity securities account for most of the Exchange's trading activity. Equity securities listed on the Exchange are divided into two separate trading sections based on, among other things, the total number of shares held by minority shareholders and the monthly average trading volume. See "The Korean Securities Markets--The Korea Stock Exchange--Listing, Reporting and Disclosure Requirements" in the SAI.

  Transactions on the Exchange may only be effected through securities companies that are members of the Exchange. Securities companies that wish to engage in securities dealing, brokering or underwriting in Korea must be licensed by the MFE. Currently all 33 members of the Exchange are licensed in all three categories. Financial intermediaries including banks, investment trust companies, short-term finance companies and merchant banking corporations are not eligible for membership on the Exchange. However, they may engage in underwriting upon obtaining a license from the MFE.

  REGULATION. The MFE establishes the basic policies governing the overall operation of the Korean securities markets. Although the KSEC is authorized to regulate and make decisions on all major issues relating to the securities markets pursuant to the Korean Securities Law, all decisions of the KSEC must be reported to the MFE. The MFE may repeal any decision of the KSEC or suspend its enforcement. The KSEC is composed of nine commissioners, one of whom is appointed as chairman by the President. The day-to-day management and implementation of the policies of the KSEC are conducted by the Securities Board.

  The Korean Securities Law was originally enacted in 1962 and amended fundamentally in 1976, 1982, 1987 and 1991 to broaden the scope and improve the effectiveness of official supervision of the securities markets. As amended, the Korean Securities Law introduced restrictions on insider trading, required that specified information be made available by listed companies to investors and established rules regarding margin trading, proxy solicitation and takeover bids. The 1987 amendment generally improved the regulatory and disclosure requirements under the Korean Securities Law, established a more effective system for the transfer of securities through the use of a book-entry system without the need for physical delivery of securities certificates, and provided a statutory basis for futures trading on the Exchange. In addition, the 1987 amendments strengthened control over insider trading and contained extensive new provisions which, for the first time, regulate the investment advisory business. The 1991 amendments introduced stricter restrictions on insider trading and supplemented the existing disclosure system. The Korean Securities Law was further amended in January 1994, to permit listed companies to hold their own shares subject to certain limitations, improve the central depository system and securities dispute conciliation committee, strengthen the reporting requirements imposed on shareholders holding 5% or more of the issued and outstanding voting shares of a listed company, and expand the scope of dissenting shareholders entitled to request that the issuer purchase their shares under certain circumstances, including at the time of merger or business transfer, to include holders of non-voting shares. The January 1994 amendments also lifted the 10% beneficial ownership limitation on the acquisition of voting shares of a listed company (with effect from January 1, 1997). The Korean Securities Law and regulations promulgated thereunder currently require the initial registration of companies and the filing of separate registration statements for both initial and subsequent public issues of securities and provide for the administration and supervision of securities companies, investment advisory companies, listed companies, and other securities-related institutions, including foreign securities firms conducting business in Korea and domestic securities companies conducting business abroad.

  SECURITIES FINANCING. The Korea Securities Finance Corporation (the "KSFC"), which was established in 1955 to facilitate financing in the securities markets, is the only institution specializing in securities financing in Korea. The KSFC provides loans to underwriting groups and securities collateral loans to the public. In March 1986 the KSFC suspended credit extension for margin transactions as one measure to stabilize the securities markets. Korean securities companies may extend credit for margin transactions and provide for their clients subscription loans, purchase loans and securities collateral financing by using their own resources or by borrowing from the KSFC.

  The margin requirement as set by the KSEC is 40% of the total of the sale value of the securities purchased. The margin requirements are varied by the KSEC depending upon market conditions. Foreign investors, including the Fund, are not permitted to engage in margin transactions or enjoy the benefit of other loans or financing.

THE KOREA SECURITIES MARKET STABILIZATION FUND

  The Stabilization Fund, a partnership operated by its contributors, which include substantially all of the Exchange-listed companies, Korean securities companies and certain institutional investors including banks and insurance companies, was formed during 1990 to stabilize the market through the purchase and sale of securities. In August 1992, the MFE asked the Stabilization Fund, together with banks, insurance companies and pension funds, to purchase an additional W 3.9 trillion worth of stock in the succeeding twelve months. In January and February 1994, the Stabilization Fund sold approximately W 500 billion (approximately US $618 million) and approximately W 300 billion (approximately US $371 million) worth of equity securities, respectively. The Stabilization Fund's securities holdings, cash balances and trading activities are not publicly disclosed. By virtue of its charter, the Stabilization Fund is due to be liquidated by May 1996.

MARKET CAPITALIZATION AND TRADING VOLUME

  The Korean securities markets, while relatively small as compared to the securities markets of the United States, Japan and certain European countries, have, with the exception of 1990 and 1991, been generally characterized by gradual and consistent growth. The development of the Korean securities markets may be attributed to, among other things, the Korean government's extensive involvement in the private sector.

  The following table sets forth the number of listed issues, listed companies, market capitalization and trading volume of listed Korean equity securities for 1982 through 1994.

                         NUMBER OF
                          LISTED   NUMBER OF
                          EQUITY    LISTED                                      EQUITY TRADING VOLUME
                          ISSUES   COMPANIES     MARKET CAPITALIZATION             ON THE EXCHANGE
                         --------- --------- ------------------------------ ------------------------------
                                             (WON BILLIONS) (US $ MILLIONS) (WON BILLIONS) (US $ MILLIONS)
1982....................     416      334         3,000           4,008          1,973           2,700
1983....................     422      328         3,490           4,387          1,753           2,260
1984....................     455      336         5,148           6,223          3,118           3,869
1985....................     414      342         6,570           7,380          3,621           4,162
1986....................     485      355        11,994          13,924          9,598          10,890
1987....................     603      389        26,172          33,033         20,494          24,915
1988....................     970      502        64,544          94,349         58,121          79,460
1989....................   1,284      626        95,477         140,490         81,200         120,931
1990....................   1,115      669        79,020         110,302         53,455          75,527
1991....................   1,013      686        73,118          96,107         62,565          85,314
1992....................   1,014      688        84,712         107,448         90,624         116,088
1993....................   1,045      693       112,665         139,419        169,918         211,691
1994....................   1,089      699       151,217         191,729        229,772         291,330

--------
Sources: Korea Stock Exchange, Stock, June 1995; Securities Supervisory Board, Monthly Review, June 1995.

THE KOREA COMPOSITE STOCK PRICE INDEX

  Market performance of the Exchange is measured by a composite index and several additional indices based on the first and second trading sections of the Exchange, industry sectors and the capitalization of individual stocks. The Korea Composite Stock Price Index (the "KOSPI") is the major measure of changes in the aggregate market value of all common stocks listed on the Exchange. Under the current aggregate market value method of computing the KOSPI, the market price of each listed common stock is multiplied by the number of shares listed and then aggregated.

  The KOSPI rose to an all-time high of 1138.75 on November 8, 1994. During 1994, the KOSPI traded within a range of 855.37 to 1138.75. The KOSPI closed on September 15, 1995 at 985.64.

OPTIONS AND FUTURES

  Currently, the Korean securities markets do not provide mechanisms for the purchase and sale of options and futures contracts. However, the Exchange announced that it plans to open a stock index futures market during 1996 and a stock index futures option market during 1997.

EQUITY SECURITIES

  THE PRIMARY MARKET. The primary market for equity securities in Korea has generally been characterized by consistent and significant growth. A downward trend in the number of primary equity offerings began in 1990, however, and continued through 1994.

  PRIVATIZATIONS. As part of its program for the development of the securities markets, the Korean government has sold portions of certain government-owned corporations to the public. These sales were intended to increase the participation of low and middle-income investors in the Korean securities markets. Participation was encouraged through government-provided discounts and loans. The sale by the Korean government of a portion of its interest in POSCO and KEPCO in 1988 and 1989, respectively, constituted the first public offerings under this program. In 1991, Korea Exchange Bank, formerly wholly-owned by the Korean government, sold its newly issued shares to the public. The Korean government recently sold to the public a portion of its interest in Korea Telecom, which is the largest telecommunications service provider in Korea, through a competitive bidding process. The Korean government recently announced that it is considering the sale of additional government-owned corporations although any such sale would be subject to a number of factors and there can be no assurance that such sales will occur.

  THE SECONDARY MARKET. The total trading volume of equity securities in 1994 was approximately W 229.8 trillion representing an increase of 35.2% from the 1993 level of W 169.9 trillion.

  The aggregate market capitalization of all equity securities of the 699 companies listed on the Exchange as of December 31, 1994 was approximately W
151.2 trillion (approximately US $191.7 billion). As of May 31, 1995, the market capitalization had decreased to W 133.4 trillion (approximately U.S. $175.3 billion). Market capitalization, along with trading volume, is concentrated in a limited number of companies within a small number of industries. As of December 31, 1994, the 30 largest companies by market capitalization represented 48.1% of the total market capitalization of Korean equity securities and the 30 most actively traded domestic equity securities accounted for 29.2% of total trading volume of domestic equity securities for the year ended December 31, 1994.

BOND MARKET

  The Korean listed bond market is less developed than the market for listed equity securities. The official Korean bond market was established in 1968 pursuant to the Capital Market Promotion Act to promote the development of the bond and equity markets. The Korean bond market is comprised of corporate bonds issued by Korean corporations and public bonds including government bonds, municipal bonds issued by city governments and special bonds issued by government-run corporations. The majority of corporate bonds are guaranteed by banking institutions.

  The secondary market in bonds listed on the Exchange has been relatively inactive compared to equity securities listed on the Exchange. There is also an active over-the-counter market in certain non-listed bonds. Currently, foreign investors are not permitted to invest in listed or unlisted Won denominated bonds, except for certain convertible bonds and public bonds; however, Korean branches and subsidiaries of certain foreign financial institutions are generally permitted to invest in listed Won denominated bonds.

                             THE REPUBLIC OF KOREA

BACKGROUND

  GOVERNMENT. Governmental authority in Korea is highly centralized and is concentrated in a strong presidency. The current President is Kim Young Sam, who was elected in December 1992. President Kim has emphasized reform and liberalization of politics and deregulation and revitalization of the economy of Korea.

  Legislative power is vested in the National Assembly. Approximately four-fifths of the members of the National Assembly are elected by popular vote for a term of four years. The remaining seats are generally distributed proportionately among parties winning 5% or more of votes or 5 or more seats in the direct election. The National Assembly enacts laws and approves treaties and the national budget. Judicial power in Korea is vested in the Supreme Court, the Constitutional Court and other lower courts at various levels.

  INTERNATIONAL RELATIONS. Korea maintains diplomatic relations with most nations, but its strongest ties are with the United States. Korea and the United States have entered into several agreements designed to promote Korea's economy and a mutual defense treaty. Korea also maintains strong ties with Japan, which constitutes Korea's leading source of imported capital goods, technology and foreign direct investment and which provided 58.6% of foreign visitors to Korea in 1994. Since the beginning of 1989, Korea has established diplomatic relations with Albania, Bulgaria, the Czech Republic, Slovakia, Hungary, Kazakstan, Mongolia, Palau, Poland, Romania, Russia, the Federal Republic of Yugoslavia, Croatia and Zimbabwe. A Chinese trade office was established in Seoul in April 1991, and diplomatic relations with the People's Republic of China were officially established in August 1992. Korea maintains diplomatic relations with more than 175 countries.

  Relations between Korea and North Korea have been tense since the end of World War II. North Korea maintains a regular army estimated at close to one million, compared with the Korean army of 520,000. The majority of both forces are concentrated on either side of the demilitarized zone in a state of military readiness. The United States maintains a military force of approximately 36,000 in Korea.

  Tension between Korea and North Korea was temporarily eased in 1972 when the first moves towards conciliation and eventual reunification were initiated. On December 13, 1991, the leaders of North Korea and Korea signed an Agreement on Reconciliation, Nonaggression and Exchange and Cooperation. This agreement was put into force on February 19, 1992. As discussed above under "Special Risk Considerations--Relations with North Korea," tensions between North Korea and Korea still exist as a result of North Korea's attempts to change the armistice that has maintained the peace since the end of the Korean War.

DOMESTIC ECONOMY

  Korean industry and commerce are predominately privately owned and operated. However, the Korean government is heavily involved in establishing economic policy objectives and implementing such policies with a view toward maintaining national security, encouraging industrial development and improving living standards. Economic, financial and business priorities can be influenced by the Korean government through its controls of approvals and licenses and through the allocation of credit. However, such government influence has gradually diminished through deregulation and market self-regulation, in keeping with Korea's liberalization policy.

  Primary responsibility for formulating Korea's economic policies, including the development and implementation of a series of successive economic and social development plans (the "Economic Plans") which have guided economic policy since 1962, is with the government's Economic Planning Board, headed by the Deputy Prime Minister. The emphasis of the Economic Plans has changed from the development of import substitution industries and the infrastructure to a focus on economic stabilization, liberalization of the economy, reduction of restrictions on direct foreign investment and improvements in social conditions. Since the establishment of the Economic Plans, Korea has made significant progress toward the transformation of its economy from one characterized by agricultural production and the export of raw materials, textiles and clothing to that of a modern industrial state. Korea's exports now include ships, motor vehicles, integrated circuits and consumer electronics. In early 1993, the Korean government announced economic reform and development programs to be implemented in a new Five Year Economic Plan for the period through 1997. Pursuant to this plan, the government will promote fiscal, financial and administrative reforms and changes in prevailing patterns of economic behavior. The new plan is also intended to promote stable growth and globalization of the Korean economy and to improve the quality of life in Korea.

  The following table sets forth certain indicators of economic activity in Korea from 1989 to 1994.

                                            YEAR ENDED DECEMBER 31
                          ----------------------------------------------------------------
                            1989       1990       1991       1992       1993      1994(1)
                          ---------  ---------  ---------  ---------  ---------  ---------
Gross National Product
 at Constant 1990 Market
 Prices (Won billions)..  162,683.7  178,262.1  194,458.8  204,231.0  216,162.4  233,940.2
Percentage Increase of
 GNP over Previous Year
 at Constant 1990 Market
 Prices.................        6.9%       9.6%       9.1%       5.0%       5.6%       8.2%
Exports FOB (U.S. $ mil-
 lions).................   62,377.2   65,015.7   71,870.1   76,631.5   82,235.9   96,013.2
Imports CIF (U.S. $ mil-
 lions).................   61,464.8   69,843.7   81,524.9   81,775.3   83,800.1  102,348.2
Total Official Reserves
 (U.S. $ millions)......   15,245.2   14,822.4   13,733.0   17,153.9   20,262.4   25,672.7
Exchange rate (in Won
 per Dollar)............      679.6      716.4      760.8      788.4      808.1      788.7

--------
(1) Preliminary
  Source: The Bank of Korea, Monthly Bulletin, April 1995; National Statistical Office, Monthly Statistics of Korea, April 1995.

ENERGY

  Korea is heavily dependent on imported oil to meet its energy requirements. The performance of the Korean economy is, therefore, broadly affected by the price of oil, resulting in high inflation when world oil prices have risen sharply. Any significant long-term increase in the price of oil may increase inflationary pressures on the Korean economy and adversely affect Korea's balance of trade. See "Foreign Trade and Balance of Payments--Foreign Trade" in the SAI.

  To reduce its dependence on oil imports, the Korean government encouraged efforts to implement an energy source diversification program, with primary emphasis on nuclear energy. Korea's first nuclear power plant went into full operation on March 3, 1978 with a rated generating capacity of 587 megawatts. The total Korean nuclear power generating capacity at the end of 1994 was 58,650 megawatts, accounting for 35.5% of total annual power generation.

THE FINANCIAL SECTOR

  Korea's financial sector has developed along with the economy and today comprises a banking system, a range of non-banking financial institutions and the securities markets.

  In addition to the officially regulated financial institutions described above, there has been an unofficial money market or "curb" market which consists of individual brokers and professional money lenders who make or arrange loans to business borrowers. The curb market is significantly less important now than it was several years ago. The increase in interest rates on officially regulated markets, the increase in number of lending institutions, and increased price stability, as well as steps taken by the government, have contributed to the substantial decline of the curb market.

  The Bank of Korea, which was established in 1950, is Korea's central bank and sole currency issuing bank. Monetary and credit policies of The Bank of Korea are formulated and controlled by a nine-member Monetary Board comprised of the MFE, the Governor of The Bank of Korea and seven other members. The Monetary Board regulates the activities of banking institutions and sets and implements monetary policy.

  Although The Bank of Korea has primary responsibility for monetary policy, the Korean government, through the MFE, exerts considerable influence on monetary policy. For example, the MFE has the power to request the reconsideration of resolutions adopted by the Monetary Board and, if such a request is rejected by the Monetary Board, the President has the authority to override the Monetary Board's decision.

  Monetary policy is implemented by influencing the reserve positions of banking institutions, principally through changes in the terms and conditions of discounts, open market operations and changes in reserve requirements. The Bank of Korea may also set or alter maximum interest rates on deposits and loans and, in periods of extreme monetary expansion, directly control the volume and nature of bank credit.

  Effective December 5, 1988, the Korean government deregulated interest rates on loans (other than loans entailing government subsidies) and deposits (including money market instruments such as certain categories of commercial paper, certificates of deposit, bank debentures, corporate bonds, cash management accounts and development trust funds, but excluding traditional time deposits and savings deposits).

  In August 1991, the Monetary Board adopted a four-stage interest rate deregulation plan in furtherance of the deregulation process. Pursuant to such plan, in 1991 the Korean government deregulated interest rates on other financial products, including certain time deposits.

  On June 30, 1993, the MFE announced a three-phase liberalization plan. The principal proposals under such phase relate to further interest rate deregulation, improvement of monetary control measures and the development of money markets, improvement of credit control management, and foreign exchange and capital market liberalization. Each area of deregulation is to be phased in under three stages from 1993 to 1997.

  In November 1994, the government announced a plan for the deregulation of interest rates, which accelerates the government's 1991 plan to reduce the use of direct intervention as a means of implementing monetary policy. In accordance with the 1991 plan, at the end of 1993, all restrictions on interest rates for loans, (other than Bank of Korea-supported policy loans), long-term (not less than two years) deposits, certain short-term money market instruments, short-term (less than two years) corporate and financial debt, monetary stabilization bonds and public bonds were lifted. The 1994 plan provides that in 1995 interest rates will be liberalized for other short-term money market instruments and Bank of Korea-supported policy loans, in 1996 interest rates will be liberalized for all deposits other than demand deposits, and beginning in 1997 limitations on interest rates for demand deposits gradually will be lifted.

FOREIGN TRADE AND BALANCE OF PAYMENTS

  FOREIGN TRADE. Foreign trade is vital to the Korean economy, which lacks natural resources and must rely on extensive trading activity as a base for growth. Virtually all domestic requirements for petroleum, wood and rubber are imported, as are much of Korea's requirements for coal and iron ore. Exports constitute a high percentage of Korea's GNP, and the international economic environment is, accordingly, of crucial importance to Korea's economy. Korea's largest trading partners are the United States and Japan.

  Korea's trade balance has been highly sensitive to world crude oil prices. The balance of trade in 1990, 1991 and 1992 was adversely affected by increases in oil prices, increased imports of machinery and other capital goods and consumer goods, the economic recession in countries constituting important markets for Korean exports, principally the United States, and increased competition for Korea's exports in certain markets, principally exports to Japan from other Asian countries. The balance of trade could continue to be adversely affected if, among other things, Korea's trading partners increased barriers against imports, prices for essential natural resources imported by Korea increased or the economic slowdown continued in countries constituting important markets for Korean exports.

  EXCHANGE CONTROLS. Only authorized banks are permitted to effect foreign exchange transactions. Approval by the MFE is required to become an authorized bank.

  Authorization or approval, either by the MFE, The Bank of Korea or authorized banks, as appropriate, is necessary for overseas remittances, issuance of international bonds and certain other instruments, overseas investments and other transactions involving foreign exchange payments in conformity with the foreign exchange control regulations unless such authorization or approval is expressly exempted under the regulations.

FOREIGN EXCHANGE

  Prior to 1989, The Bank of Korea set daily exchange rates for the Won based on a trade-weighted multi-currency basket system. This rate was known as The Bank of Korea concentration base rate. In 1989, the

Korean government announced a three-phase plan to produce a free-floating exchange rate system. The first phase allowed the domestic banks to decide buying and selling rates of foreign exchange within narrow limits of The Bank of Korea concentration base rate. In the second phase, which took effect in March 1990, the trade-weighted multi-currency basket system was replaced by a system whereby the foreign exchange rates are determined by averaging the previous day's inter-bank rates settled through the Korea Financial Telecommunications and Clearings Institute, weighted by trading volume. This system is known as the market average exchange rate system. Under this system, foreign exchange rates are permitted to move each day within narrow ranges on either side of the market average exchange rates published daily by the Korea Financial Telecommunications and Clearings Institute. The government recently announced that it would decide whether to introduce a free-floating exchange rate system during 1996 and 1997 after considering trends in the international monetary system.

  The market average exchange rate for the Won as of a recent date is set forth on the inside cover page of this Prospectus.

                                NET ASSET VALUE

  The Fund calculates and makes available for weekly publication the net asset value of its shares of Common Stock. Net asset value per share of Common Stock is determined by adding the market value of all securities in the Fund's portfolio and other assets, subtracting liabilities accrued, and dividing by the total number of the Fund's shares of Common Stock then outstanding.

  All securities listed on the Exchange for which market quotations are readily available, including those traded by foreign investors in OTC transactions at a premium over prices on the Exchange, are valued at the closing price on the Exchange on the day of valuation or, if no such closing price is available, at the last bid price quoted on such day. Other securities for which market quotations are readily available will be valued in a like manner. Options will be valued at such market value or fair value if no market exists. Futures contracts will be valued in a like manner, except that open futures contracts sales are valued using the closing settlement price or, in the absence of such a price, the most recent quoted asked price. If there are no quotations available for the day of valuation, the last available closing price will be used. However, readily marketable fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by Alliance to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size, trading in similar groups of securities and any developments related to specific securities. Securities and assets for which market quotations are not readily available (including investments that are subject to limitations as to their resale) are valued at fair value as determined in good faith by the Fund's Board of Directors. In making this determination, the Board of Directors considers, among other things, publicly available information regarding an issue, recent transactions in the issuer's securities, market conditions and values ascribed to comparable companies in Korea.

  Short-term debt securities that mature in less than 60 days are valued at amortized cost if their term to maturity from date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from date of purchase when acquired by the Fund was more than 60 days, unless such amortized cost is determined by the Board of Directors not to represent fair value.

  For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in Won or other foreign currencies are converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

                           DIVIDEND REINVESTMENT PLAN

  Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan") all shareholders whose shares are registered in their own names will have all distributions reinvested automatically in additional shares of the Fund by State Street Bank and Trust Company (the "Agent"), as agent under the Plan, unless a shareholder elects to receive cash. Shareholders whose shares are held in the name of a broker or nominee will automatically have distributions reinvested by the broker or the nominee in additional shares under the Plan, unless the shareholder elects to receive distributions in cash. If the service is not available, such distributions will be paid in cash. See "Dividend Reinvestment Plan" in the SAI.

  The Agent has furnished each shareholder with written information relating to the Plan. Included in such information are procedures for electing to receive dividends and distributions in cash (or, in the case of shares held in the name of a broker or a nominee who does not participate in the Plan, for electing to participate in the Plan). Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee for details. All distributions to investors who elect not to participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of State Street Bank and Trust Company, as the dividend-paying agent.

  If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the shares may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of the Fund valued as follows:

    (i) If the shares are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

    (ii) If the shares are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchase will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been in shares issued by the Fund.

  There is no charge to participants for reinvesting dividends and capital gains distributions. The fees of the Agent for handling the reinvestment of dividends and capital gains distributions are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will bear a pro-rata share of brokerage commissions incurred with respect to the Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions paid in cash.

  The automatic reinvestment of income and capital gains distributions will not relieve participants of any income tax that may be payable on such income and capital gains distributions. The federal income tax treatment of reinvestment is described in the SAI under "Taxation."

  All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, at P.O. Box 1713, Boston, Massachusetts 02105. For a more complete description of the Plan, see "Dividend Reinvestment Plan" in the SAI.

                                    TAXATION

  The Fund intends to continue to qualify and elect to be treated as a "regulated investment company" under the Code. The Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income or excise taxes. However, Korean exchange control or other regulations on the repatriation of investment income, capital or the proceeds of securities sales by non-Korean individuals or entities may limit the Fund's ability to make distributions sufficient in amount to avoid being subject to one or both of such federal taxes. It is anticipated that a portion of the distributions of the Fund's taxable income will be taxable as ordinary income to holders of the Fund's shares ("Holders") who are citizens or residents of the United States or United States corporations ("United States Holders") and a portion will be taxable as long-term capital gain. After the end of each taxable year, the Fund will notify United States Holders of the United States federal income tax status of any distributions made by the Fund to such Holders during such year.

  Dividends and interest received by the Fund in respect of Korean securities will also be subject to Korean income taxes, including withholding taxes. Interest on foreign-currency denominated bonds issued by Korean entities will be exempt from Korean income taxes, including withholding taxes, until December 31, 1998 by virtue of the Korean Tax Exemption and Reduction Control Law of 1993, as amended, and it is not certain whether such exemption will be extended. Pursuant to a ruling issued by the MFE interpreting the income tax treaty between the United States and Korea (the "Korean Tax Treaty"), capital gains derived by the Fund upon the sale of stock or other securities of Korean corporations will be exempt from any Korean withholding tax as long as all of the Fund's shares are listed solely on recognized United States stock exchanges and traded by general investors on such exchanges. At present, all of the Fund's shares are listed solely on the New York Stock Exchange and the shares of the Fund are traded on such stock exchange by general investors within the meaning of the MFE's ruling. The Board of Directors has no intention of authorizing the listing of the shares on any other stock exchange. The Korean tax treatment described above could change in the event of changes in Korean or United States tax laws or changes in the terms of, or the interpretation by the Korean tax authorities of, the Korean Tax Treaty.

                          DESCRIPTION OF COMMON STOCK

  The Fund is authorized to issue 100,000,000 shares of Common Stock, par value $.01, per share, of which 5,962,912 shares were outstanding as of August 31, 1995. The Fund's shares of Common Stock have no preemptive, conversion, exchange or redemption rights. Each share of Common Stock has equal voting, dividend, distribution and liquidation rights. The shares of Common Stock outstanding are, and the Shares when issued will be, fully paid and nonassessable. Shareholders are entitled to one vote per share. All voting rights for the election of Directors are noncumulative, which means that the holders of more than 50% of the shares can elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares of Common Stock will not be able to elect any Directors. The foregoing description and the description under "Certain Anti-Takeover Provisions of the Articles of Incorporation and Bylaws" are subject to the provisions contained in the Fund's Articles of Incorporation and Bylaws.

  The Fund has no present intention of offering additional shares of Common Stock, except under the Plan and in connection with the Offer. See "Dividend Reinvestment Plan." Other offerings of the Fund's shares of Common Stock, if made, will require approval of its Board of Directors. Any additional offering of Common Stock will be subject to the requirement of the 1940 Act that shares may not be sold at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing shareholders or with the consent of the holders of a majority of the Fund's outstanding voting securities.

CERTAIN ANTI-TAKEOVER PROVISIONS OF THE ARTICLES OF INCORPORATION AND BYLAWS

  The Fund presently has provisions in its Articles of Incorporation and Bylaws (together, the "Charter Documents") that are intended to limit (i) the ability of other entities or persons to acquire control of the

Fund, (ii) the Fund's freedom to engage in certain transactions or (iii) the ability of the Fund's Directors or shareholders to amend the Charter Documents or effect changes in the Fund's management. These provisions of the Charter Documents may be regarded as "anti-takeover" provisions. The Board of Directors is divided into three classes, each having a term of three years. At each annual meeting of shareholders, the term of one class of Directors expires. Accordingly, only those Directors in one class may be changed in any one year, and it would require two years to change a majority of the Board of Directors (although under Maryland law procedures are available for the removal of Directors even if they are not then standing for re-election, and under Securities and Exchange Commission regulations, procedures are available for including shareholder proposals in management's annual proxy statement). Such system of electing Directors is intended to have the effect of maintaining the continuity of management and, thus, make it more difficult for the Fund's shareholders to change the majority of Directors. A director may be removed from office only by a vote of at least 75% of the outstanding shares of Common Stock of the Fund entitled to vote for the election of Directors. Under Maryland law and the Fund's Articles of Incorporation, the affirmative vote of the holders of a majority of the votes entitled to be cast is required for the consolidation of the Fund with another corporation, a merger of the Fund with or into another corporation (except for certain mergers in which the Fund is the successor), a statutory share exchange in which the Fund is not the successor, a sale or transfer of all or substantially all of the Fund's assets, the dissolution of the Fund and any amendment to the Fund's Articles of Incorporation. The affirmative vote of 75% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding shares of Common Stock of the Fund is required to authorize the liquidation or dissolution of the Fund in the absence of approval of the liquidation or dissolution by a majority of the Continuing Directors of the Fund (defined for this purpose as those Directors who were either members of the Board of Directors on the date of closing of the initial offering of the shares of the Fund's Common Stock or subsequently became Directors and whose election was approved by a majority of the Continuing Directors then on the Board). In addition, the affirmative vote of 75% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding shares of Common Stock of the Fund is required generally to authorize any of the following transactions involving a corporation, person or entity that is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund (a "Principal Shareholder"), or to amend the provisions of the Articles of Incorporation relating to such transactions:

    (i) merger, consolidation or statutory share exchange of the Fund with or into any Principal Shareholder;

    (ii) issuance of any securities of the Fund to any Principal Shareholder for cash except upon reinvestment of dividends pursuant to a dividend reinvestment plan of the Fund;

    (iii) sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000); or

    (iv) sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000).

However, such vote would not be required when, under certain conditions, the Continuing Directors approve the transactions described in (i)-(iv) above, although in certain cases involving merger, consolidation or statutory share exchange or sale of all or substantially all of the Fund's assets, the affirmative vote of a majority of the outstanding shares of Common Stock of the Fund would nevertheless be required. The affirmative vote of 75% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding shares of Common Stock of the Fund is required to convert the Fund to an open-end investment company and to amend the Fund's Articles of Incorporation to effect any such conversion. For the full text of these provisions, reference is made to the Articles of Incorporation and Bylaws of the Fund, on file with the Securities and Exchange Commission. See "Available Information."

  The provisions of the Charter Documents described above could have the effect of depriving the owners of shares of Common Stock of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. See "Repurchase of Shares." The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a Principal Shareholder. The Board of Directors of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its shareholders.

REPURCHASE OF SHARES

  Shares of closed-end investment companies frequently trade at a discount from net asset value. In recognition of the possibility that the Fund's shares might from time to time trade at a discount to net asset value, the Fund's Board of Directors has determined that it would be in the interest of shareholders for the Fund to take action to attempt to reduce or eliminate any market value discount from net asset value. To that end, the Board contemplates that the Fund would from time to time take action either to repurchase in the open market or to make a tender offer for its own shares at net asset value. The Board intends each quarter to consider the making of a tender offer. The Board may at any time, however, decide that the Fund should not make a tender offer.

  Subject to the Fund's fundamental policy with respect to borrowings, the Fund may incur debt to finance repurchases and tenders. The Fund will comply with the 1940 Act asset coverage requirements. See "Investment Objective and Policies--Borrowing" above and "Investment Restrictions" in the SAI. Interest on such borrowing will reduce the Fund's net income. See "Special Risk Considerations--Borrowing."

  The Fund anticipates that the market price of its shares will generally vary from net asset value. The market price of the Fund's shares will, among other things, be determined by the relative demand for and supply of such shares in the market, the Fund's investment performance, the Fund's distributions, and investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives. Nevertheless, the fact that the Fund's shares may be the subject of tender offers at net asset value from time to time may reduce the spread between market price and net asset value that might otherwise exist. In the opinion of Alliance, sellers may be less inclined to accept a significant discount if they have a reasonable expectation of being able to recover net asset value in conjunction with a possible open market share repurchase or tender offer. There can be no assurance that open market share repurchases or tender offers will result in shares of the Fund's Common Stock trading at a price which is equal to their net asset value.

  Although the Board of Directors believes that share repurchases and tenders generally would have a favorable effect on the market price of the Fund's shares, it should be recognized that the acquisition of shares by the Fund will decrease the total assets of the Fund and therefore have the effect of increasing the Fund's expense ratio. Because of the nature of the Fund's investment objective, policies and portfolio, Alliance does not anticipate that repurchases and tenders should have an adverse effect on the Fund's investment performance and does not anticipate any material difficulty in disposing of portfolio securities in order to consummate stock repurchases or tenders.

  Even if a tender offer has been made, it is the Board's announced policy, which may be changed by the Board, not to accept tenders or effect repurchases if (i) such transaction, if consummated, would (a) result in the delisting of the Fund's shares from the New York Stock Exchange (the New York Stock Exchange having advised the Fund that it would consider delisting if the aggregate market value of the Fund's outstanding publicly held Common Stock is less than $5,000,000, the number of publicly held shares of Common Stock falls below 600,000 or the number of round-lot holders falls below 1,200) or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund); (ii) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (iii) there is any (a) material legal action or proceeding instituted or threatened which challenges, in the

Board's judgment, such transactions or otherwise materially adversely affects the Fund, (b) suspension of or limitation on prices for trading securities generally on the New York Stock Exchange or any foreign exchange on which portfolio securities of the Fund are traded, (c) declaration of a banking moratorium by foreign authorities or any suspension of payment by banks in Korea, (d) limitation which affects the Fund or the issuers of its portfolio securities imposed by federal, state or Korean authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving Korea, or (f) other event or condition which, in the Board's judgment, would have a material adverse effect on the Fund or its shareholders if shares were repurchased. The Board may modify these conditions in light of experience.

  Any tender offer made by the Fund will be at a price equal to the net asset value of the shares as of the close of business on the date the offer ends. Each offer will be made and shareholders notified in accordance with the requirements of the Securities Exchange Act of 1934 and the 1940 Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. When a tender offer is authorized to be made by the Board, a shareholder wishing to accept the offer will be required to tender all (but not less than all) of the shares owned by such shareholder (or attributed to the shareholder for federal income tax purposes under section 318 of the
Code). The Fund will purchase all shares tendered by a holder of shares at any time during the period of the tender offer in accordance with the terms of the offer unless it determines to accept none of the shares tendered in the tender offer (based upon one of the conditions set forth above). Each person tendering shares will be required to submit a check in the amount of $25.00 payable to the Fund, which will be used to help defray the costs associated with effecting the tender offer. This $25.00 fee will be imposed upon each tendering shareholder any of whose tendered shares are purchased in the tender offer and will be imposed regardless of the number of shares purchased. The Fund expects the cost to the Fund of effecting a tender offer will exceed the aggregate of all service charges received from those who tender their shares. Costs associated with the tender offer will be charged against capital. During the period of a tender offer, the Fund's shareholders will be able to determine the Fund's current net asset value by use of a toll-free telephone number.

  Shares that have been purchased by the Fund will be retired and will be authorized but unissued shares. The purchase of shares by the Fund will reduce the Fund's net asset value.

  If the Fund must liquidate portfolio securities in order to purchase Fund shares tendered, and if such securities have been held for less than three months, such sales may impair the Fund's tax status as a regulated investment company under the Code because of the limitation that not more than 30% of the Fund's gross income may be derived from the sale of securities held for less than three months. The liquidation of securities held for less than three months to purchase Fund shares tendered would reduce the ability of the Fund to sell other securities held for less than three months. The inability of the Fund to sell such securities in the ordinary course of its portfolio management may adversely affect the Fund's return. See "Taxation--United States Federal Income Taxes--General" in the SAI. The portfolio turnover rate of the Fund may or may not be affected by the Fund's repurchase of shares pursuant to a tender offer or in open market transactions.

                           DISTRIBUTION ARRANGEMENTS

  PaineWebber Incorporated, 1285 Avenue of the Americas, New York, New York, will act as dealer manager for the Offer. Under the terms and subject to the conditions contained in a Dealer Manager Agreement dated the date hereof, the Dealer Manager will provide financial advisory services and marketing assistance in connection with the Offer and will solicit the exercise of Rights by Record Date shareholders. The Offer is not contingent upon any number of Rights being exercised. The Fund has agreed to pay the Dealer Manager a fee for financial advisory services equal to 1.25% of the Subscription Price per Share for Shares issued upon exercise of the Rights and the Over-Subscription Privilege and to pay broker-dealers, including the Dealer Manager, fees for their soliciting efforts (the "Soliciting Fees") of 2.50% of the

Subscription Price per Share for each Share issued upon exercise of the Rights and the Over-Subscription Privilege. Soliciting Fees will be paid to the broker-dealer designated on the applicable portion of the Subscription Certificates or, if no broker-dealer is so designated, to the Dealer Manager.

  In addition, the Fund has agreed to reimburse the Dealer Manager up to $100,000 for its reasonable expenses incurred in connection with the Offer, and will indemnify the Dealer Manager with respect to certain liabilities, including liabilities under the Securities Act.

  The Fund, Alliance and Orion have each agreed to indemnify the Dealer Manager or contribute to losses arising out of certain liabilities including liabilities under the Securities Act. The Dealer Manager Agreement also provides that the Dealer Manager will not be subject to any liability to the Fund in rendering the services contemplated by the Agreement for any act or omission on the part of any broker-dealer (other than the Dealer Manager) except in instances involving the bad faith, willful misfeasance, or gross negligence of the Dealer Manager or reckless disregard by the Dealer Manager of its obligations and duties under the Agreement. The staff of the Securities and Exchange Commission has advised the Fund and the Dealer Manager that the staff is considering whether a dealer manager is an underwriter for purposes of the Securities Act and the 1940 Act.

  The Fund has agreed not to offer or sell, or enter into any agreement to sell, any equity or equity related securities of the Fund or securities convertible into such securities for a period of 180 days after the date of the Dealer Manager Agreement without the prior consent of the Dealer Manager except for the Shares and Common Stock issued in reinvestment of dividends or distributions.

  Alliance has entered into a written agreement with PaineWebber Incorporated, the Dealer Manager, pursuant to which it pays PaineWebber Incorporated out of Alliance's own resources, a quarterly fee at an annualized rate of 0.10% of the Fund's average weekly net assets in consideration of the provision by PaineWebber Incorporated of certain economic research and statistical services not including advice or recommendations regarding the purchase or sale of portfolio securities. In addition, PaineWebber Incorporated provides a variety of services designed to publicize the Fund on an ongoing basis and to remind investors and prospective investors of the Fund's features and benefits. Such services include communications with clients and their representatives, periodic seminars or conference calls, internal and external publications, presentations at retail system meetings, responses to questions from potential or current shareholders and specific shareholder contact where appropriate. PaineWebber Incorporated also makes available to its brokers and customers market price and net asset value and dividend information regarding the Fund. These ongoing efforts (which to Alliance's knowledge are not provided with respect to most closed-end investment companies) help to maintain the visibility of the Fund to brokers and clients, both those who are shareholders of the Fund and those for whom ownership might be suitable in the future. In addition, PaineWebber Incorporated provides advice and consultation at the request of Alliance with respect to tender offers and share repurchases. This array of special services helps to maintain shareholder knowledge of the Fund, facilitate the liquidity of the Fund and minimize potential trading discounts from net asset value. PaineWebber Incorporated does not give advice as to the value of securities. Following the initial one-year term which ended on February 21, 1993, the agreement between PaineWebber Incorporated and Alliance continues for successive one-year periods unless it is terminated by either party. The agreement has not resulted in any increase in the total expense ratio of the Fund or in the aggregate amount of fees paid to Alliance by the Fund.

                                   CUSTODIAN

  Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serves as custodian for the Fund. The majority of the Fund's assets are held by its foreign subcustodian, Korea Exchange Bank, 181, 2-Ga, Ulchiro, Chung-gu, Seoul 100-793, Korea.

              TRANSFER AGENT, DIVIDEND-PAYING AGENT AND REGISTRAR

  State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as the Fund's transfer agent, dividend-paying agent and registrar.

                                 LEGAL MATTERS


  The validity of the Shares offered hereby will be passed upon for the Fund by Seward & Kissel, New York, New York. Certain legal matters will be passed upon for the Dealer Manager by Brown & Wood, New York, New York. Seward & Kissel and Brown & Wood will rely upon the opinion of Venable, Baetjer and Howard, LLP, Baltimore, Maryland, for matters relating to Maryland law. Matters of Korean law will be passed on for the Fund by Shin & Kim, Seoul, Korea.

                                    EXPERTS

  The audited financial statements included in this Prospectus have been so included in reliance on the report by Price Waterhouse LLP, independent accountants, given on the authority of such firm as experts in auditing and accounting.

                             AVAILABLE INFORMATION

  The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith is required to file reports, proxy statements and other information with the Securities and Exchange Commission. Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the Securities and Exchange Commission, Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Securities and Exchange Commission's New York Regional Office, Seven World Trade Center, 13th Floor, New York, New York 10048 and Chicago Regional Office, Northwest Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such materials can be obtained from the public reference section of the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

  Additional information regarding the Fund and the Shares is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Fund with the Securities and Exchange Commission, Washington, D.C. This Prospectus and the SAI do not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this Prospectus and the SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Securities and Exchange Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.

  A copy of the Fund's annual report for the fiscal year ended April 30, 1995 was mailed to shareholders in June 1995.

                               TABLE OF CONTENTS
                                       OF
                      STATEMENT OF ADDITIONAL INFORMATION

                                                                            PAGE
                                                                            ----
Investment Objective and Policies..........................................   2
Investment Restrictions....................................................  10
Management of the Fund.....................................................  12
The Korean Securities Markets..............................................  16
The Republic of Korea......................................................  31
Brokerage and Portfolio Transactions.......................................  46
Dividends and Distributions................................................  47
Dividend Reinvestment Plan.................................................  48
Taxation...................................................................  49
Certain Owners of Record...................................................  56
Financial Statements.......................................................  57

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE SAI AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION AND REP-RESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, ALLIANCE, ORION OR THE DEALER MANAGER. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLI-CATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE FUND SINCE THE DATE HEREOF OR THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUB-SEQUENT TO ITS DATE. HOWEVER, IF ANY MATERIAL CHANGE OCCURS WHILE THIS PRO-SPECTUS IS REQUIRED BY LAW TO BE DELIVERED, THIS PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OTHER THAN THE SHARES OF-FERED BY THIS PROSPECTUS, NOR DOES IT CONSTITUTE AN OFFER TO SELL OR AN OFFER TO BUY THE SHARES BY ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICI-TATION IS NOT AUTHORIZED OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITA-TION IS NOT QUALIFIED TO DO SO OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

                               ----------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Expense Information........................................................   3
Financial Highlights.......................................................   4
The Offer..................................................................   5
The Fund...................................................................  13
Use of Proceeds............................................................  13
Net Asset Value and Market Price Information...............................  14
Investment Objective and Policies..........................................  14
Special Risk Considerations................................................  17
Management of the Fund.....................................................  23
The Korean Securities Markets..............................................  25
The Republic of Korea......................................................  29
Net Asset Value............................................................  33
Dividend Reinvestment Plan.................................................  34
Taxation...................................................................  35
Description of Common Stock................................................  35
Distribution Arrangements..................................................  38
Custodian..................................................................  39
Transfer Agent, Dividend-Paying Agent and Registrar........................  40
Legal Matters..............................................................  40
Experts....................................................................  40
Available Information......................................................  40
Table of Contents of Statement of Additional Information...................  41

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                  THE KOREAN
                             INVESTMENT FUND, INC.

                              1,987,637 SHARES OF
                             COMMON STOCK ISSUABLE
                          UPON EXERCISE OF RIGHTS TO
                           SUBSCRIBE FOR SUCH SHARES

                             OF COMMON STOCK

                               ----------------

                                  PROSPECTUS

                               ----------------

                           PAINEWEBBER INCORPORATED


                               ----------------

                            SEPTEMBER 19, 1995

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                        THE KOREAN INVESTMENT FUND, INC.

                               ----------------

                      STATEMENT OF ADDITIONAL INFORMATION

  The Korean Investment Fund, Inc. (the "Fund") is a diversified, closed-end management investment company. The Fund's investment objective is to seek long-term capital appreciation through investment primarily in equity securities of Korean companies. Under normal circumstances, the Fund invests at least 65% of its total assets in such securities. Equity securities include common stocks, preferred stocks, rights or warrants to purchase common or preferred stock and debt securities convertible into common or preferred stock. The Fund may invest up to 25% of its total assets, to the extent permitted by future laws or regulations of The Republic of Korea ("Korea") with respect to foreign investment, in equity or debt securities for which there is no ready market. The Fund may also invest up to 35% of its total assets in nonconvertible debt securities provided that such securities are rated BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or rated of equivalent credit quality by another internationally recognized statistical rating organization or, if not so rated, of equivalent credit quality as determined by Alliance Capital Management L.P., the Fund's investment manager and administrator ("Alliance").

  This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the Prospectus for the Fund dated September 19, 1995 (the "Prospectus"). This SAI does not include all information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge, by calling (800) 227-4618. This SAI incorporates by reference the entire Prospectus.

                               ----------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objective and Policies..........................................   2
Investment Restrictions....................................................  10
Management of the Fund.....................................................  12
The Korean Securities Markets..............................................  16
The Republic of Korea......................................................  31
Brokerage and Portfolio Transactions.......................................  46
Dividends and Distributions................................................  47
Dividend Reinvestment Plan.................................................  48
Taxation...................................................................  49
Certain Owners of Record...................................................  56
Financial Statements.......................................................  57

                               ----------------

  The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. The registration statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed, or inspected at the Securities and Exchange Commission's office at no charge.

                               ----------------

   This Statement of Additional Information is dated September 19, 1995.

                       INVESTMENT OBJECTIVE AND POLICIES

GENERAL

  The investment objective of the Fund is to seek long-term capital appreciation through investment primarily in equity securities of Korean companies. Under normal circumstances, the Fund invests at least 65% of its total assets in equity securities of Korean companies. At April 30, 1995, approximately 99% of the Fund's net assets were invested in equity securities of Korean companies. Equity securities include common stocks, preferred stocks, rights or warrants to purchase common or preferred stock and debt securities convertible into common or preferred stock. The Fund defines Korean companies to be entities (i) that are organized under the laws of Korea and conduct business in Korea, (ii) that derive 50% or more of their total revenues from business in Korea or (iii) the equity or debt securities of which are traded principally in Korea. The Fund invests in companies that, in the opinion of Alliance and Orion Asset Management Co., Ltd., the Fund's investment manager with respect to its investments in Korean securities ("Orion"), possess the potential for growth, including established companies in rapidly growing industry sectors such as telecommunications, electronics and consumer products. While investment in large companies is emphasized, on occasion the Fund may invest in smaller companies believed by Alliance and Orion to have growth potential. See "Special Risk Considerations--Investment in Securities of Smaller Companies" in the Prospectus. In particular, securities of Korean companies that are believed to be the likely beneficiaries of the emergence of new markets for their products are identified for investment by the Fund, including investment opportunities in Korean companies that may benefit from future improved relations with The Democratic People's Republic of Korea ("North Korea"). If possible, the Fund would consider investing up to 10% of its total assets in North Korean issuers; however, the Fund will not do so without contemporaneous written notice to shareholders. Such investments are not now permitted under U.S. or Korean law or available, and there can be no assurance that such investments will become permissible and available in the future. See "Special Risk Considerations--Relations with North Korea" in the Prospectus. In addition, the Fund may not invest more than 20% of its total assets in rights or warrants to purchase equity securities. The Fund may invest up to 25% of its total assets in securities which are not readily marketable. Although the Fund is authorized to engage in various strategies to hedge its portfolio against adverse changes in the relationship between the U.S. Dollar and the Won, it is not currently permitted to do so in Korea under Korean laws or regulations, with certain exceptions, and there can be no assurance that such strategies will become permissible and available in Korea in the future. The Fund does not presently intend to engage in these strategies outside of Korea.

  The Fund's investment objective and its policy of investing at least 65% of its total assets in equity securities of Korean companies are fundamental and cannot be changed without the approval of a majority of the Fund's outstanding voting securities, which, as used in the Prospectus and this SAI, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. The Fund's investment policies that are not designated fundamental policies may be changed by the Fund without shareholder approval, but the Fund will not change its investment policies without contemporaneous notice to its shareholders. The Fund is designed primarily for long-term investment, and investors should not consider it a trading vehicle. As with all investment companies, there can be no assurance that the Fund's objective will be achieved.

  The Fund may also invest up to 35% of its total assets in nonconvertible debt securities, including U.S. Dollar or Won denominated debt securities issued by the Korean government or Korean companies and U.S. Government Securities (as defined in the Prospectus). Korean law does not currently permit foreign investors to acquire debt securities denominated in Won except for certain convertible bonds and public bonds. At the present time, however, foreign investors are permitted to invest in bonds with warrants, depositary receipts and other debt securities (including floating rate notes, bonds and commercial paper) issued by Korean companies outside of Korea and denominated in currencies other than the Won. In addition, the Ministry of Finance and Economy (the "MFE") has recently announced a plan to permit foreign investors to make certain limited investments in Won denominated debt securities, as described more fully below. See "The Korean Securities Markets--Regulation of Foreign Investment." If, in the future, Won denominated debt securities become permissible investments for foreign investors, the Fund may invest in such securities. The Fund may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or rated of equivalent credit quality by another internationally recognized statistical rating organization or, if not so rated, of equivalent credit quality as determined by Alliance. Securities rated Baa by Moody's are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. The Fund expects that it will not retain a debt security which is downgraded below BBB or Baa or, if unrated, determined by Alliance to have undergone similar credit quality deterioration, subsequent to purchase by the Fund.

  For temporary defensive purposes, the Fund may vary from its investment policies during periods in which conditions in the Korean securities markets or other economic or political conditions in Korea warrant. Under such circumstances, the Fund may reduce its position in equity securities and increase its position in debt securities, which may include U.S. Government Securities, securities rated AA or better by S&P or Aa or better by Moody's or, if not so rated, of equivalent credit quality as determined by Alliance, short-term indebtedness or cash equivalents denominated in U.S. Dollars or, if it becomes permissible for the Fund to so invest, denominated in Won. The Fund may also at any time, with respect to up to 35% of its total assets, temporarily invest funds in U.S. Dollar denominated money market instruments as reserves for dividends and other distributions to shareholders.

SECURITIES NOT READILY MARKETABLE

  The Fund may invest up to 25% of its total assets, to the extent permitted by future Korean laws or regulations with respect to foreign investment, in equity or debt securities for which there is no ready market. The Fund may therefore not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and which can be expected to be sold immediately if the market is adequate. The sale price of securities that are not readily marketable may be lower or higher than the Fund's most recent estimate of their fair value. Generally, less public information is available with respect to the issuers of these securities than with respect to companies whose securities are traded on an exchange. Securities not readily marketable are more likely to be issued by start-up, small or family businesses and therefore subject to greater economic, business and market risks than the listed securities of more well-established companies. Adverse conditions in the public securities markets may at certain times preclude a public offering of an issuer's securities. If, in the future, the Fund makes any investments in North Korea, all or substantially all of such investments are likely to be in securities which are not readily marketable. While Korean law requires registration with a government agency of a public offering or secondary public distribution of securities, that law does not contain restrictions like those contained in regulations promulgated under the United States Securities Act of 1933, as amended (the "Securities Act") regarding the length of time the securities must be held or manner of resale. There may, however, be contractual restrictions on the resale of securities.

INVESTMENT IN OTHER INVESTMENT COMPANIES

  The Fund may invest in the securities of other investment companies that invest a substantial portion of their assets in Korean securities to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the Fund may invest up to 10% of its total assets in shares of other investment companies and up to 5% of its total assets in any one investment company, provided that the investment does not represent more than 3% of the voting stock of the related acquired investment company. By investing in an investment company, the Fund's shareholders will bear a ratable share of the investment company's expenses, as well as continue to bear the Fund's investment management and administrative fees with respect to the amount of the investment.

REPURCHASE AGREEMENTS

  The Fund may enter into "repurchase agreements" involving U.S. Government Securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Fund's ability to enter into repurchase agreements. A repurchase agreement arises when a buyer such as the Fund purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective for the period of time the buyer's money is invested in the security and which is related to current market interest rates rather than the coupon rate on the purchased security. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund requires continual maintenance by its custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaults on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral are less than the repurchase price. In the event of a vendor's bankruptcy, the Fund might be delayed in, or prevented from, selling the collateral for the Fund's benefit. The Fund's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which Alliance monitors the creditworthiness of the institutions with which the Fund enters into repurchase agreement transactions.

OTHER INVESTMENT PRACTICES

  GENERAL. Certain investment practices in which the Fund is authorized to engage, such as the purchase or sale of put and call options, currency hedging techniques, the selling of securities short, the lending of portfolio securities, forward commitments and standby commitment agreements are not currently permitted in Korea under Korean laws or regulations (with certain limited exceptions). The Fund does not presently intend to engage in these investment practices outside of Korea. The Fund may engage in these investment practices in Korea to the extent such investment practices become available in the future.

  OPTIONS ON KOREAN SECURITIES. In an effort to enhance income and to reduce fluctuations in net asset value, the Fund may, to the extent permitted by future Korean regulations, write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are traded on the Korea Stock Exchange (the "Exchange"). The Fund may also write call options for cross-hedging purposes. There are no specific percentage limitations on the Fund's writing and purchasing of options.

  A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date, at a predetermined price. A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and/or other liquid assets in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund maintains cash and/or other liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

  The Fund may write call options for cross-hedging purposes. A call option is for cross-hedging purposes if the Fund does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes its obligation under the option by maintaining in a segregated account with its custodian, cash and/or other liquid assets in an amount not less than the market value of the underlying security, marked to market daily. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

  In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund.

  If a put option written by the Fund were exercised, the Fund would be obligated to purchase the underlying security at the exercise price. If a call option written by the Fund were exercised, the Fund would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Fund at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a "closing transaction" in which the Fund would write or purchase another option having the same features as the one it purchased or wrote, thereby having the two offsetting options cancel each other out. The Fund retains the premium received from writing a put or call option whether or not the option is exercised.

  The Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated transactions. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance, and the Fund will adopt procedures for monitoring the creditworthiness of such entities. Options purchased or written by the Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at a time when Alliance believes it would be advantageous to do so.

  CURRENCY HEDGING TECHNIQUES. Although the Fund has no present intention to engage in currency hedging techniques, it is authorized to engage, to the extent permitted by future Korean regulations, in various portfolio strategies to hedge its portfolio against adverse changes in the relationship between the U.S. Dollar and the Won. These strategies include use of currency options and futures, options on such futures and forward foreign currency transactions. The Fund may enter into such transactions only in connection with its currency hedging strategies. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares caused by currency fluctuation, the Fund's net asset value will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. Furthermore, the Fund will only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in the U.S. Dollar-Won exchange rate occur.

  Although certain risks are involved in forward, futures and options transactions, Alliance and Orion believe that, because the Fund will only engage in these transactions for hedging purposes, the forward, futures and options portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of such transactions. United States tax requirements applicable to regulated investment companies may limit the Fund's ability to engage in hedging transactions. See "Taxation--United States Federal Income Taxes--General; Currency Fluctuations "Section 988" Gains or Losses; and Options, Futures Contracts and Forward Foreign Currency Contracts."

  HEDGING FOREIGN CURRENCY RISKS. Generally, the foreign exchange transactions of the Fund will be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. Under normal market conditions this rate differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another. However, the Fund has authority to deal in forward foreign currency transactions between currencies of the different countries in whose securities it will invest as a hedge against possible variations in the foreign exchange rates between these currencies. This hedging is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) and price set at the time of the contract. The Fund's dealings in forward foreign currency transactions will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not speculate in forward foreign exchange. Consequently, the Fund may not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. If the Fund enters into a position hedging transaction, its custodian bank will place cash or other liquid assets in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. If the value of the securities placed in the segregated account declines, additional cash or other liquid assets will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts. The Fund will not enter into a position hedging commitment if, as a result theeof, the Fund would have more than 15% of the value of its assets committed to such contracts. The Fund will not enter into a forward contract with a term of more than one year.

  Under the foreign exchange control regulations of Korea, non-residents are allowed to enter into forward transactions between Won and foreign currencies with a bank in Korea in order to hedge currency risks involving their holding of Won-denominated assets in connection with their permissible investments in Korean equities and bonds.

  Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities denominated in that currency or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since foreign currency transactions are usually conducted on a principal basis, no fees or commissions are involved.

  The Fund is also authorized to purchase or sell listed or unlisted foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. Dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in U.S. Dollars of an investment in a Won-denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of Won for Dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the Won relative to the Dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of Won for Dollars at a specified price by a future date (a technique called a "straddle"). By selling such call option in this illustration, the Fund gives up the unlimited opportunity to profit from increases in the relative value of the Won to the Dollar. All options written by the Fund must be "covered," and must remain "covered" as long as the Fund is obligated as a writer. For example, where the Fund sells a call option on a futures or forward contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments or currency underlying the futures or forward contract. The Fund could also cover this position by holding a separate call option permitting it to purchase the same futures or forward contract at a price no higher than the strike price of the call option sold by the Fund. A put option written by the Fund may be "covered" if the Fund maintains cash or liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else owns a put on the same contract as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

  Certain differences exist between these foreign currency hedging instruments. Foreign currency options provide the holder thereof the right to buy or sell a currency at a fixed price on a future date. Listed options are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized strike prices and expiration dates. Unlisted options are two-party contracts and have negotiated strike prices and expiration dates. The Fund will engage in unlisted transactions involving options only with member banks of the Federal Reserve System and primary dealers in U.S. Government Securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Fund will acquire only those unlisted options for which management believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option). A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Certain futures contracts and options on futures contracts are traded on boards of trade or futures exchanges.

  The Fund will not speculate in foreign currency options, futures or related options. Accordingly, the Fund will not hedge a currency substantially in excess of (i) the market value of the securities denominated in such currency which it owns, (ii) the expected acquisition price of securities which it has committed or anticipates to purchase which are denominated in such currency, and (iii) in the case of securities which have been sold by the Fund but not yet delivered, the proceeds thereof in its denominated currency. Further, the Fund will maintain a segregated account with its custodian bank with cash or liquid assets having a market value substantially representing any subsequent decrease in the market value of such hedged security, less any initial or variation margin held in the account of its broker. The Fund may not incur potential net liabilities of more than 33 1/3% of its total assets from foreign currency forward, futures and option transactions.

  RISK FACTORS IN OPTIONS, FUTURES AND CURRENCY TRANSACTIONS. Utilization of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the currencies which are the subject of the hedge. If the price of the futures contract moves more or less than the price of the currency, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the currencies which are the subject of the hedge. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contract. Transactions in options and options on futures contracts involve similar risks. The successful use of such instruments draws upon Alliance's special skills with respect to such instruments and usually depends on Alliance's ability to forecast currency exchange rate movements correctly.

  Prior to exercise or expiration, an exchange-traded option position written by the Fund can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. The Fund will enter into an option or futures transaction on an exchange only if there appears to be a liquid secondary market for such options or futures. However, there can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible for the Fund to close a particular option or futures position. The Fund will acquire only unlisted options for which management believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option). In the case of a futures position, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the currency underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits in the event of the bankruptcy of a broker with whom the Fund has an open position in the futures contract or related option.

  The exchanges on which the Fund intends to conduct options transactions have generally established "position limits" which are limitations governing the maximum number of call or put options on the same underlying currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. Alliance does not believe that these position and trading limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio. On the other hand, the protections afforded to exchange participants by position and trading limits are not available with respect to transactions in unlisted options.

  SHORT SALES. The Fund may make short sales of securities or maintain a short position only for the purpose of deferring realization of gain or loss for United States Federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of such securities of the same issue as, and equal in amount to, the securities sold short. In addition, the Fund may not make a short sale if more than 10% of the Fund's net assets (taken at market value) is held as collateral for short sales at any one time. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. See "Investment Restrictions." The Fund is not currently permitted under Korean laws and regulations to engage in short sales of Korean securities in Korea.

  LENDING OF PORTFOLIO SECURITIES. In order to increase income, the Fund may from time to time lend portfolio securities to brokers, dealers and financial institutions and receive collateral in the form of cash or U.S. Government Securities. Under the Fund's procedures, collateral for such loans must be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities (including interest accrued on the loaned securities). The interest accruing on the loaned securities will be paid to the Fund and the Fund will have the right, on demand, to call back the loaned securities. The Fund may pay fees to arrange the loans. The Fund will neither lend portfolio securities in excess of 30% of the value of its total assets nor lend its portfolio securities to any officer, director, employee or affiliate of the Fund, Alliance or Orion. The lending of portfolio securities by foreign investors in Korea is not currently permitted under Korean laws and regulations.

  FORWARD COMMITMENTS. The Fund may, to the extent permitted by future Korean regulations, enter into forward commitments for the purchase or sale of securities in Korea. Such transactions may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

  When forward commitment transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. At the time the Fund enters into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be cancelled in the event that the required conditions did not occur and the trade was cancelled. No forward commitments will be made by the Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the then current value of the Fund's total assets.

  The use of forward commitments for the purchase or sale of fixed income securities enables the Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if Alliance were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward transactions at prices inferior to then current market values.

  The Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Fund will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's custodian will maintain, in the segregated account of the Fund, cash and/or other liquid assets having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it might incur a gain or loss. In the event the other party to a forward commitment transaction were to default, the Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

  STANDBY COMMITMENT AGREEMENTS. The Fund may, to the extent permitted by future Korean regulations, from time to time enter into standby commitment agreements in Korea. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a fixed income security which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee which is typically approximately 0.5% of the aggregate purchase price the Fund has committed to purchase. The fee is payable regardless of whether or not the security is ultimately issued. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Fund and which are unavailable on a firm commitment basis. The Fund will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities that are not readily marketable, will not exceed 25% of its assets taken at the time of acquisition of such commitment of security. The Fund will at all times maintain a segregated account with its custodian of cash and/or other liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

  There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund will bear the risk of capital loss in the event the value of the security declines and will not benefit from any appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

  The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

  FUTURE DEVELOPMENTS. The Fund may, following written notice thereof to its shareholders, take advantage of investment practices that are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such practices, if they arise, may involve risks which exceed those involved in the activities described above.

                            INVESTMENT RESTRICTIONS

  The Fund has adopted the following investment restrictions, which are fundamental investment policies and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities as defined above under "Investment Objective and Policies--General." The percentage limitations set forth below as well as those described in the Prospectus (except insofar as they relate to restrictions on borrowing under the 1940 Act and the diversification requirements under the Internal Revenue Code of 1986, as amended (the "Code")) apply only at the time an investment is made or other relevant action is taken by the Fund. With respect to investment restriction 7 below, it is the Fund's present intention to make short sales only for the purpose of deferring realization of gain or loss for federal income tax purposes.

  The Fund will not:

    1. Purchase more than 10% of the outstanding voting securities of any one issuer;

    2. Invest more than 15% of the value of its total assets in the securities of any one issuer (except that the Fund may invest up to 25% of the value of its total assets in the securities of the Korean government, its agencies and instrumentalities to the extent such investments may be permitted under Korean laws or regulations) or 25% or more of the value of its total assets in the securities of issuers in the same industry, provided, however, that the foregoing restriction shall not be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund will fail to meet the diversification requirements of the Code, and any such acquisition in excess of the foregoing 15% or 25% limits will be sold by the Fund as soon as reasonably practicable. The foregoing restrictions do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

    3. Make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies, (ii) the lending of portfolio securities or (iii) the use of repurchase agreements;

    4. Borrow money or issue senior securities, except that the Fund may borrow from a bank or other entity in a privately arranged transaction for
  (i) the repurchase and/or tenders for its shares or to pay dividends for purposes of complying with the Code, if after such borrowing there is asset coverage of at least 300% as defined in the 1940 Act and (ii) temporary purposes in an amount not exceeding 5% of the value of the total assets of the Fund;

    5. Pledge, hypothecate, mortgage or otherwise encumber its assets, except
  (i) to secure permitted borrowings and (ii) in connection with initial and variation margin deposits relating to futures contracts;

    6. Invest in companies for the purpose of exercising control;

    7. Make short sales of securities or maintain a short position unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time; or

    8. (i) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein,
  (ii) purchase or sell commodities or commodity contracts (except foreign currencies, foreign currency options and futures and forward contracts or contracts for the future acquisition or delivery of foreign currencies and related options on futures contracts and other similar contracts), (iii) invest in interests in oil, gas, or other mineral exploration or development programs, except that it may purchase and sell securities of companies that deal in oil, gas or other mineral exploration or development programs, (iv) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions or (v) act as an underwriter of securities, except that the Fund may acquire securities in private placements under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter within the meaning of the Securities Act of 1933.

  It should not be assumed that activities that the Fund can perform as exceptions to the restrictions above will necessarily be permissible under Korean laws and regulations. In addition to the restrictions described above, the Fund is subject to additional restrictions imposed by Korean laws and regulations and restrictions imposed by the Code. See "Special Risk Considerations--Investment and Repatriation Restrictions" in the Prospectus and "Taxation--United States Federal Income Taxes--General" and "Korean Securities Markets--Regulation of Foreign Investment" herein. Should any restriction imposed by Korean laws or regulations be removed or liberalized, the Fund reserves the right to invest accordingly, except to the extent that such investment conflicts with the Fund's investment objective or investment restrictions.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

  The Directors and officers of the Fund and their principal occupations during the past five years are set forth below. A Director or officer may also serve as a director, trustee or officer of other registered investment companies sponsored by Alliance.

                                                         PRINCIPAL OCCUPATIONS
                                                      DURING THE PAST FIVE YEARS
 NAME AND ADDRESS        OFFICE                         AND OTHER AFFILIATIONS
 ----------------        ------                 --------------------------------------
 John D. Carifa*         Chairman and Chief     President, Chief Operating Officer and
 1345 Avenue of the      Executive Officer      a Director of ACMC.**
 Americas
 New York, NY 10105

 David H. Dievler        Director               Former Senior Vice President of ACMC.
 204 Washington Avenue
 Spring Lake, NJ 07762

 William H. Foulk, Jr.   Director               Investment Adviser and Independent
 2 Hekma Road                                   Consultant. Formerly senior Manager of
 Greenwich, CT 06831                            Barrett Associates, Inc., a registered
                                                investment adviser.

 Dr. James M. Hester     Director               President of the Harry Frank
 45 East 89th Street                            Guggenheim Foundation and a Director
 New York, NY 10128                             of Union Carbide Corporation.

 Hon. James D. Hodgson   Director               Formerly U.S. Ambassador to Japan and
 10132 Hillgrove Drive                          U.S. Secretary of Labor. Director of
 Beverly Hills, CA 90210                        United Television Inc. (broadcasting).

 Wang-Ha Cho*            Director and President Executive Vice President of Tong Yang
 TIFC Building #185                             Securities Co., Ltd. Formerly
 2 Kaulchi-ro Chung-ku                          President of Corporate Planning and
 Seoul, Korea                                   Control Group of Tong Yang Group and
                                                Executive Vice President of Tong Yang
                                                Benefit Life Insurance Co., Ltd.

 Sung Jin Kim*           Director and Senior    President of Tong Yang Securities
 780 Third Avenue        Vice President         (America), Inc. Former General Manager
 42nd Floor                                     of International Business Department
 New York, NY 10017                             of Tong Yang Securities Co., Ltd.

 Choong (John) H. Koh    Director               Founder and Chief Executive Officer of
 P.O. Box 361                                   CHK Management, Inc. Formerly a
 Alpine, NJ 07620                               Partner of Ernst & Young LLP

--------

 * An "interested person" of the Fund, as defined in the 1940 Act.

** For the purpose of this SAI, ACMC refers to Alliance Capital Management
   Corporation, the sole general partner of Alliance, and to the predecessor general partner of Alliance of the same name.

                                                           PRINCIPAL OCCUPATIONS
                                                        DURING THE PAST FIVE YEARS
 NAME AND ADDRESS        OFFICE                           AND OTHER AFFILIATIONS
 ----------------        ------                   --------------------------------------
 Robert Heisterberg      Executive Vice President Senior Vice President of ACMC and
 1345 Avenue of the      --Investments            Global Economic and Policy Analyst
 Americas
 New York, NY 10105

 Yung Chul Park          Executive Vice President Professor of Economics, Korea
 1 Anam-dong             --Investments            University since 1976. Director of
 Seoul, Korea                                     Institute of Economic Research, Korea
                                                  University

 A. Rama Krishna         Vice President           Senior Vice President of ACMC
 Shiroyama JT Mori Bldg. --Investments
 9th Floor
 4-309, Toranomon
 Minato-Ku,
 Tokyo 105 Japan

 In Kee Oh               Vice President           Director and Chief Operating Officer
 23-8 Yoido-Dong Young   --Investments            of Orion
 Dungpo-gu
 Seoul, Korea

 Thomas J. Bardong       Vice President           Senior Vice President of ACMC
 1345 Avenue of the
 Americas
 New York, NY 10105

 Mark D. Gersten         Treasurer and Chief      Senior Vice President of Alliance Fund
 500 Plaza Drive         Financial Officer        Services, Inc. ("AFS")
 Secaucus, NJ 07094

 Edmund P. Bergan, Jr.   Secretary                Senior Vice President and General
 1345 Avenue of the                               Counsel of Alliance Fund Distributors,
 Americas                                         Inc. ("AFD")
 New York, NY 10105

 Joseph J. Mantineo      Controller               Vice President of AFS
 500 Plaza Drive
 Secaucus, NJ 07094

  The Board of Directors was divided into three classes, each class having a term of three years. Each year the term of one class expires. See "Description of Common Stock--Certain Anti-Takeover Provisions of the Articles of Incorporation and Bylaws" in the Prospectus.

  The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended April 30, 1995, the aggregate compensation paid to each of the Directors during calendar year 1994 by all of the funds to which Alliance provides investment advisory services (collectively, the "Alliance
Fund Complex") and the total number of funds in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                TOTAL NUMBER
                                                                  OF FUNDS
                                                   TOTAL           IN THE
                                               COMPENSATION     ALLIANCE FUND
                                                 FROM THE         COMPLEX,
                                                 ALLIANCE       INCLUDING THE
                                   AGGREGATE   FUND COMPLEX,  FUND, AS TO WHICH
        NAME OF DIRECTOR         COMPENSATION    INCLUDING    THE DIRECTOR IS A
          OF THE FUND            FROM THE FUND   THE FUND    DIRECTOR OR TRUSTEE
        ----------------         ------------- ------------- -------------------
John D. Carifa..................    $    0       $      0             49
Wang-Ha Cho.....................    $    0       $      0              1
David H. Dievler................    $2,500       $      0             42
William H. Foulk, Jr............    $9,500       $141,500             30
Dr. James M. Hester.............    $8,500       $154,500             37
The Hon. James D. Hodgson.......    $8,500       $ 73,000              8
Sung Jin Kim....................    $    0       $      0              1
Choong H. Koh...................    $2,500       $  2,500              1

  As of September 1, 1995, the Directors and officers of the Fund as a group owned less than 1% of the outstanding shares of Common Stock of the Fund.

MANAGEMENT AND ADMINISTRATION ARRANGEMENTS

  Alliance Capital Management L.P., a New York Stock Exchange listed company with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment management and administration agreement (the "Management and Administration Agreement") to serve as investment manager and administrator to the Fund. Orion Asset Management Co., Ltd., a Cayman Islands corporation with principal offices at 780 Third Avenue, New York, New York 10017, has been retained under the Investment Management Agreement (the "Management Agreement") to serve as investment manager to the Fund with respect to the Fund's investments in Korean securities. Under the Management and Administration Agreement and the Management Agreement (collectively, the "Agreements"), Alliance and Orion have established a joint working relationship with respect to the Fund's investments in Korean securities.

  ACMC, the sole general partner of and owner of a 1% general partnership interest in Alliance, is an indirect, wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"), a holding company controlled by AXA, a French insurance holding company. As of June 30, 1995, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, owned in the aggregate approximately 59% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in Alliance ("Units"). As of June 30, 1995 approximately 33% and 8% of the Units were owned by the public and employees of Alliance and its subsidiaries, respectively, including employees of Alliance who serve as Directors of the Fund.

  AXA owns approximately 60% of the outstanding voting shares of common stock of ECI. AXA is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations are comprised of activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically with activities in France, the United States, the United Kingdom, Canada and other countries, principally in Europe. AXA is also engaged in asset management, investment banking and brokerage, real estate and other financial services activities in the United States and Europe. Based on information provided by AXA, as of January 1, 1995, 42.3% of the issued shares (representing 54.7% of the voting power) of AXA were owned by Midi Participations, a French corporation that is a holding company. The voting shares of Midi Participations are in turn owned 60% by Finaxa, a French corporation that is a holding company, and 40% by subsidiaries of Assicurazioni Generali S.p.A., an Italian corporation ("Generali") (one of which, Belgica Insurance Holding S.A., a Belgian corporation, owned 34.1%). As of January 1, 1995, 62.1% of the issued shares (representing 75.7% of the voting power) of Finaxa were owned by five French mutual insurance companies (the "Mutuelles AXA") (one of which, AXA Assurances I.A.R.D. Mutuelle, owned 31.8% of the issued shares) (representing 39.0% of the voting power), and 26.5% of the issued shares (representing 16.6% of the voting power) of Finaxa were owned by Banque Paribas, a French bank ("Paribas"). Including the shares owned by Midi Participations, as of January 1, 1995, the Mutuelles AXA directly or indirectly owned 51.3% of the issued shares (representing 65.8% of the voting power) of AXA. In addition, certain subsidiaries of AXA own 0.4% of the shares of AXA which are not entitled to be voted. Acting as a group, the Mutuelles AXA control AXA, Midi Participations and Finaxa.

  Orion is a wholly-owned subsidiary of Tong Yang Securities Co. Ltd. ("Tong Yang Securities"), a listed company which was established in 1962 and is a component member of a leading Korean securities company. Tong Yang Securities is part of the Tong Yang Group, which is a group of affiliated companies based in Korea which have operations in the basic industrial, foods, merchandising and service and finance industries. Tong Yang Group has one of the most broadly diversified groups of financial services companies in Korea. At December 31, 1994, the aggregate assets of the Tong Yang Group were approximately $10.5 billion and it employed approximately 4,422 persons. Tong Yang Securities and its affiliates manage funds and accounts with approximately $1.4 billion invested in Korean equity securities as of June 30, 1995. Orion, as an affiliate of Tong Yang Securities, has access to its resources and research capabilities.

  Since the commencement of the Fund's operations, the Fund's management arrangements have undergone two revisions, effective August 27, 1992 and November 30, 1993, respectively, each of which was approved by the Fund's shareholders. As a result of the revisions, the responsibility for investment management services provided to the Fund with respect to Korean securities was changed, although Alliance's sole responsibility for the Fund's limited investments in securities other than Korean securities and its role as the Fund's administrator was unaffected. In addition, the Fund's Investment
Strategy Committee was eliminated during the first revision. Although the revisions did not involve any change in the aggregate fees payable by the Fund to Alliance and Orion, the first revision increased the fee paid by the Fund to Alliance from .75% to 1.05%, and decreased the fee paid to Orion from .50% to
 .20%, of the Fund's average weekly net assets and the second revision decreased the fee paid by the Fund to Alliance to .85%, and increased the fee paid by the Fund to Orion to .40%, of the Fund's average weekly net assets. For the fiscal years ended April 30, 1993, April 30, 1994 and April 30, 1995, the Fund paid fees to Alliance that, in the aggregate, amounted to $388,934, $455,066 and $655,205, respectively, and to Orion that, in the aggregate, amounted to $122,319, $139,967 and $308,335, respectively.

  Certain other clients of Alliance or Orion or any of their respective affiliates may have investment objectives and policies similar to those of the Fund. Alliance or Orion and any of their respective affiliates may, from time to time, make recommendations that result in the purchase or sale of a particular security by their other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of Alliance and Orion and any of their respective affiliates to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by Alliance or Orion and any of their respective affiliates to the accounts involved, including the Fund. When two or more clients of Alliance or Orion and any of their respective affiliates (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

CUSTODIAN

  Brown Brothers Harriman & Co. ("Brown Brothers"), 40 Water Street, Boston, Massachusetts, 02109, serves as custodian for the Fund. Rule 17f-5 adopted under the 1940 Act permits the Fund to maintain its Korean securities and cash in the custody of certain eligible non-U.S. custodians. Pursuant to that Rule, under the terms of a subcustodial agreement between Brown Brothers and Korea Exchange Bank, the Fund's portfolio of assets invested in Korean securities are held by Korea Exchange Bank, 181, 2-Ga, Ulchiro, Chung-gu, Seoul 100-793, Korea. The majority of the Fund's assets are held in Korea.

  Selection of Korea Exchange Bank as the Fund's subcustodian was made by the Board following consideration of a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to perform custodial services for the Fund, the reputation of the institution in its national market, the political and economic stability of Korea and the risks of potential nationalization or expropriation of Fund assets.

TRANSFER AGENT, DIVIDEND-PAYING AGENT AND REGISTRAR

  State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110, acts as the Fund's transfer agent, dividend-paying agent and registrar.

                         THE KOREAN SECURITIES MARKETS

BACKGROUND AND DEVELOPMENT

  The Korean securities markets have developed largely as a result of measures of the Korean government designed to stimulate the Korean economy and investment in Korea. The Korea Stock Exchange (the "Exchange") was established in 1956, at which time it functioned primarily as a market for the trading of Korean government bonds, with only 12 equity securities listed for trading. It was not until the Korean government enacted the first economic development plan in 1962 that the securities markets began to develop. During the 1960's, the Korean government enacted legislation which provided tax and other incentives to both issuers and buyers of equity securities. The securities markets developed more fully during the 1970's pursuant to further governmental measures which, among other things, empowered the Korean government to induce corporations to publicly offer their securities and list their shares on the Exchange. In 1976, the Korean Securities and Exchange Law (the "Korean Securities Law") was amended to provide for, among other things, the establishment of the Securities and Exchange Commission of Korea (the "KSEC") and its executive body, the Securities Supervisory Board (the "Securities Board").

GOVERNMENT INVOLVEMENT IN THE PRIVATE SECTOR

  The Korean government has historically exercised and continues to exercise substantial influence over many aspects of the private sector including the securities markets. The Korean government from time to time has influenced the payment of dividends and the prices of certain products, encouraged companies to invest in or to concentrate in particular industries, induced mergers between companies in industries suffering from excess capacity and induced private companies to publicly offer their securities. The Exchange has also sought to minimize excessive price volatility through various steps, including the imposition of limitations on daily price movements of securities.

REGULATION OF FOREIGN INVESTMENT

  The Korean securities markets have historically been closed to foreign investors. In 1981, however, the MFE announced its intention to gradually internationalize the Korean securities markets. Since then, the

Korean government has progressively implemented steps to liberalize foreign investment in the Korean securities markets. At the present time, however, foreign investors, including the Fund, are not permitted to make direct or indirect investments in equity securities of Korean companies that are not listed on the Exchange (unless otherwise approved specifically by the Korean government) and Won denominated debt securities except for certain convertible bonds and public bonds. The MFE has recently announced a plan to permit foreign investors to make certain limited investments in Won denominated debt securities, as described more fully below. Foreign investors currently may not participate in the purchase of shares through initial public offerings. There are no current proposed regulations that would permit this type of investment.

  The liberalization of the Korean securities markets began with the authorization of indirect investment by foreign investors primarily in Korean equity securities through Korean investment trusts and other pooled vehicles. The first type of permitted indirect foreign investments in Korea were a number of investment trusts in Korea commencing in late 1981 and managed by Korean investment management companies. Foreign investors were also permitted to invest indirectly in the Korean securities markets through three foreign investment funds licensed by the Korean government and established outside Korea commencing in 1984. Beginning in 1985, a number of Korean companies listed on the Exchange have been permitted to issue equity-related securities including convertible bonds, and, in later years, bonds with subscription warrants and depositary receipts to foreign investors outside of Korea as a means of raising capital.

  Since January 3, 1992, the Korean stock markets have been open to general direct foreign investment following the adoption and implementation by the KSEC and MFE of regulations (the "Foreign Investment Regulations"). These regulations allow foreign investors to directly purchase and sell equity shares on the Exchange, subject to certain restrictions that are described below. Either a "general limit" or "exceptional limit" is imposed on aggregate foreign ownership of the shares of each class of a Korean company. Under the general limit, the total foreign investment in each class of a company's outstanding equity shares may not exceed 15%. In December 1994, the Korean government announced its intention to continue to raise the 15% foreign investment limitation. There can be no assurance, however, that the 15% limitation will be raised.

  The KSEC may increase or decrease this 15% limitation if it deems necessary for the public interest, protection of investors or industrial policy. Currently, the KSEC has authorized several exceptional limits including the following: (1) subject to prior report to the Governor of the Securities Board by a company whose shares are held by foreign investors under the Foreign Capital Inducement Act ("FCIA") or certain sections of the Foreign Exchange Management Act ("FEMA"), (x) in which the percentage of such foreign shareholding is less than 50%, a ceiling equal to the sum of (a) the current percentage of foreign shareholding under the FCIA or the FEMA and (b) a percentage (up to 15%) requested by such company (provided that in this case the ceiling may not equal or exceed 50%) or (y) in which the percentage of foreign ownership is 50% or more, a ceiling equal to the percentage requested by such company may be established; (2) a 10% ceiling on the acquisition of shares by foreigners in the aggregate has been established for certain public corporations designated by the MFE (the "public corporations") (currently, only Korea Electric Power Corporation ("KEPCO") and Pohang Iron & Steel Co., Ltd. ("POSCO") are subject to this lower ceiling); and (3) subject to application by a company which has issued equity-related securities outside Korea and approval by the KSEC, a ceiling equal to the sum of (a) the percentage of current foreign shareholding in connection with such issuance of equity-related securities and (b) a percentage (up to 15%) requested by such company (provided that in this case the ceiling may not equal or exceed 50%). Further, no foreign investment is permitted in shares of Korean companies designated as "general telecommunications service providers" under the Telecommunications Business Law. Currently, only two companies, Korea Telecom and DACOM Corporation, are designated in this category and only DACOM Corporation is listed on the Exchange.

  Each foreign investor, including the Fund, is limited to an investment of 3% of the total outstanding equity shares of each class of a listed company. In addition, Korean law provides that public corporations may impose limits on ownership (by Korean nationals or foreigners) of their shares in their articles of incorporation. The articles of incorporation of each of KEPCO and POSCO currently provide for a 1% ceiling on the acquisition by a single investor (by a Korean national or foreigner) of their common shares. As of June 30, 1995, KEPCO and POSCO represented approximately 12.9% and 4.5%, respectively, of the total market capitalization of the Exchange.

  The foregoing aggregate and individual foreign ownership limits may be exceeded, however, as a result of acquiring (i) shares obtained pursuant to the FCIA or the FEMA, (ii) shares held by a depositary which issues depositary receipts evidencing an interest in such shares, (iii) shares listed on the Exchange acquired as a result of conversion of, or exercise of warrants or withdrawal rights under or attached to, equity-related securities issued overseas by Korean companies (collectively, "Converted Shares"), or (iv) shares arising from the exercise of shareholder's rights and other rights and shares obtained by way of gift, inheritance or bequest; provided that the number of shares exceeding the 3% limit (except in the cases of (i) and (ii) above) must be sold within three months from the date of acquisition.

  In calculating these limits, all foreign shareholdings (other than those owned by certain foreigners treated as Korean nationals) must be counted regardless of whether the shares were purchased through the Exchange, or whether they are newly issued shares or outstanding shares. Newly issued shares (including Converted Shares) are calculated as of the date of their listing on the Exchange. When applying a ceiling with respect to acquisitions by a single foreign investor, each entity (including individuals, corporations, foreign government agencies, and foreign funds, unit trusts and partnerships) is entitled to a separate 3% limitation. However, all branches in Korea of any foreign investors that constitute a group are entitled to their own 3% limitation separate from that of their head office. When calculating these ceilings, shares purchased are deemed to be acquired at the time of placing the relevant order and shares sold are deemed to be disposed of at the time of execution.

  A foreigner who has acquired shares in excess of any ceiling described above may not exercise its voting rights with respect to the shares exceeding such limit, and the KSEC may take necessary corrective action with regard to such foreigner pursuant to the Korean Securities Law. The Governor of the Securities Board of Korea may, in his discretion, disclose the numbers of shares of a class available for investment by a single foreign investor and foreign investors in the aggregate, and provide a list of shares that have reached or exceeded the ceiling on acquisition by foreign investors in the aggregate. Currently, the Governor discloses this list every morning on which trading occurs.

  The Korean government has implemented a system to monitor foreign investment limits and transactions, including the issuance of identification cards to all foreign investors. Shares acquired by foreign investors must be traded on the Exchange, with certain limited exceptions including OTC transactions as described below. For transactions on the Exchange, a foreign investor must open a Won account for securities transactions with a securities company in Korea and at that time must present its investment registration card to the securities company.

  Once the applicable maximum aggregate foreign ownership limit in a class of particular security has been reached or exceeded, foreign investors are prohibited from engaging in purchase transactions in that security on the Exchange. As of June 30, 1995, of the 877 companies listed on the Exchange, 97 companies had reached the applicable maximum aggregate foreign ownership limit (11.06% of all the companies listed on the Exchange at such time). Foreign investors are, however, allowed to effect transactions in the class of shares of these companies with other foreign investors (other than branches and subsidiaries in Korea of certain foreign financial institutions) and certain residents of Korea off the Exchange through a securities company in Korea as an intermediary. Such transactions ("OTC transactions") generally occur at a premium over prices on the Exchange. The Fund invests in equity securities of Exchange-listed companies through such OTC transactions, and thus pays premiums over the share prices quoted on the Exchange, which premiums can be substantial. There can be no assurance that the Fund will be able to realize such premiums if it sells the shares to another foreign investor. Such premiums may be affected by changes in regulations, changes in the supply of or demand for shares and otherwise, including changes in the percentage of foreign ownership permitted in Exchange-listed companies.

  Under the Foreign Investment Regulations, a foreign investor must appoint one or more standing proxies from among the Korea Securities Depository, securities firms (including Korean branches of foreign securities firms) which have obtained a license to act as a standing proxy and foreign exchange banks (including Korean branches of foreign banks) to exercise shareholders' rights, apply to change a name on the shareholders' registry, place an order to sell or purchase shares or engage in any matters related to these activities, if any such activities are not conducted by the foreign investor itself. The Fund has appointed a subsidiary of the Fund's subcustodian as a standing proxy. Because the Fund will be engaged in transactions with several Korean brokers, it may need to appoint a number of standing proxies to efficiently conduct its trading activities. Each such standing proxy appointed will receive a commission for its services. If a standing proxy other than the Fund's custodian or subcustodian were deemed to have custody over certain assets of the Fund, the Fund may be required to obtain relief from the United States Securities and Exchange Commission or a waiver or modification of the standing proxy requirement from the KSEC. There can be no assurance that such relief, waiver or modification will be obtained.

  A foreign investor who intends to acquire shares must designate a single bank in Korea and open Won and foreign currency accounts, exclusively for investment in shares (respectively, "Won Account" and "Foreign Currency Account"). The Fund has opened such accounts with its subcustodian in Korea. No approval is required for remittance into Korea and deposit of foreign currency funds in the Foreign Currency Account. With the confirmation of the designated bank, foreign currency funds may be transferred to a Won account held with a broker (i.e., securities company) only at the time Won funds are necessary for the purchase of shares (i.e., payment of the deposit money at the time of placing an order, if required, and the remainder of the purchase price outstanding at the time of settlement). Funds in the Foreign Currency Account may be remitted abroad without any governmental approval.

  Dividends on shares of Korean companies are paid in Won. No governmental approval is required for foreign investors to receive dividends on, or the Won proceeds of the sale of, any such shares to be paid, received and retained in Korea. Dividends paid on, and the Won proceeds of the sale of, any such shares held by a non-resident of Korea must be deposited either in a Won Account with the investor's securities company or its Won Account. Funds in the investor's Won Account may be transferred to its Foreign Currency Account or withdrawn for local living expenses (subject to a certain limitations), in each case subject to approval of the investor's designated bank. In addition, funds in the Won Account may be used for future investment in shares or for payment of the subscription price of new shares obtained through the exercise of pre-emptive rights. As of March 20, 1995, certain designated securities companies are allowed to open foreign currency accounts and Won accounts with banks exclusively for accommodating foreign investors' stock investments in Korea. Through such accounts, these designated securities companies may enter into foreign exchange transactions on a limited basis, such as conversion of foreign currency funds and Won funds, either as a counterparty to or on behalf of foreign investors without such investors having to open their own accounts with banks.


  In December 1994, the MFE announced a three-phase plan to be implemented during the period from 1995 to 1999 to liberalize foreign exchange transactions, including further opening of the securities markets to foreign investors. In the plan, the government announced its intention to gradually raise the ceilings on investments by foreign investors in companies listed on the Exchange. The plan provides for the further opening of the debt securities market step-by-step, by way of indirect investment in debt securities through Korean investment in long-term non-guaranteed bonds, together with issuance in Korea of Won-denominated or foreign-currency-denominated debt securities by foreign entities. The plan also provides for the easing of requirements for the establishment of Korean branches of foreign securities companies and for further opening of the securities industry to foreign participants. The plan also provides for Korean investors to be permitted more opportunities to invest directly and indirectly in foreign securities. There can be no assurance that the provisions of the plan, including the provisions relating to foreign investment, will be put into effect or have the intended impact. Effective July 1, 1994, foreign investors are allowed to invest in (i) Exchange listed non-guaranteed convertible bonds issued by listed small-and medium-sized companies and (ii) low interest rate public bonds designated from time to time by the KSEC, subject to certain ceilings and procedural limitations.

THE KOREA STOCK EXCHANGE

  The Exchange is Korea's sole securities exchange and has its trading floor in Seoul. The Exchange, which has been a non-profit member organization since 1988, is currently owned by 33 member securities companies. Both equity and debt securities are traded on the Exchange, although equity securities account for most of the Exchange's trading activity. The aggregate market value of equity securities listed on the Exchange was approximately W 151.2 trillion (approximately US $191.7 billion) at December 31, 1994, and the average daily trading value of such securities for 1994 was W 776 million (US $983.9 thousand). Equity securities listed on the Exchange are divided into two separate trading sections based on, among other things, the total number of shares held by minority shareholders and the monthly average trading volume. See "Listing, Reporting and Disclosure Requirements."

  Transactions on the Exchange may only be effected through securities companies that are members of the Exchange. Securities companies that wish to engage in securities dealing, brokering or underwriting in Korea must be licensed by the MFE. Currently all 33 members of the Exchange are licensed in all three categories. Financial intermediaries including banks, investment trust companies, short-term finance companies and merchant banking corporations are not eligible for membership on the Exchange. However, they may engage in underwriting upon obtaining a license from the MFE.

  REGULATION. The MFE establishes the basic policies governing the overall operation of the Korean securities markets. Although the KSEC is authorized to regulate and make decisions on all major issues relating to the securities markets pursuant to the Korean Securities Law, all decisions of the KSEC must be reported to the MFE. The MFE may repeal any decision of the KSEC or suspend its enforcement. The KSEC is composed of nine commissioners, one of whom is appointed as chairman by the President. The day-to-day management and implementation of the policies of the KSEC are conducted by the Securities Board.

  The Korean Securities Law was originally enacted in 1962 and amended fundamentally in 1976, 1982, 1987 and 1991 to broaden the scope and improve the effectiveness of official supervision of the securities markets. As amended, the Korean Securities Law introduced restrictions on insider trading, required that specified information be made available by listed companies to investors and established rules regarding margin trading, proxy solicitation and takeover bids. The 1987 amendment generally improved the regulatory and disclosure requirements under the Korean Securities Law, established a more effective system for the transfer of securities through the use of a book-entry system without the need for physical delivery of securities certificates, and provided a statutory basis for futures trading on the Exchange. In addition, the 1987 amendments strengthened control over insider trading and contained extensive new provisions which, for the first time, regulate the investment advisory business. The 1991 amendments introduced stricter restrictions on insider trading and supplemented the existing disclosure system. The Korean Securities Law was further amended in January 1994, effective generally from April 1, 1994, to permit listed companies to hold their own shares subject to certain limitations, improve the central depository system and securities dispute conciliation committee, strengthen the reporting requirements imposed on shareholders holding 5% or more of the issued and outstanding voting shares of a listed company, and expand the scope of dissenting shareholders entitled to request that the issuer purchase their shares under certain circumstances, including at the time of merger or business transfer, to include holders of non-voting shares. The January 1994 amendments also lifted the 10% beneficial ownership limitation on the acquisition of voting shares of a listed company (with effect from January 1, 1997). The Korean Securities Law and regulations promulgated thereunder currently require the initial registration of companies and the filing of separate registration statements for both initial and subsequent public issues of securities and provide for the administration and supervision of securities companies, investment advisory companies, listed companies, and other securities-related institutions, including foreign securities firms conducting business in Korea and domestic securities companies conducting business abroad.

  TRADING PROCEDURES. The Exchange is open Monday through Friday for trading between 9:30 a.m.--11:30 a.m. (except for trading of debt securities, which ends at 12:30 p.m.) and 1:00 p.m.--3:00 p.m. It is also open on Saturday mornings. The Exchange has established a daily price change limitation schedule for equities and certain other securities traded on the Exchange based on the previous day's closing price. The Exchange may suspend trading in the securities of an individual company. Share transactions are effected through accounts with one of the 33 securities companies which act as brokers, but which may also buy and sell as principals. A computerized order-routing system transmits a customer's order to the trading floor, where it is submitted to an appropriate trading post by a floor representative of the member securities firm.

  An Exchange employee determines the price of a particular security by matching the best bids and offers. Opening prices are determined by all bids and offers received during the 100 minutes prior to the opening of each trading session. The Exchange has established procedures for block sales of shares.

  SETTLEMENT PROCEDURES. All securities transactions are settled and cleared through the settlement unit of the Exchange. With respect to delivery and receipt of securities, the Exchange moved its settlement function to the Korea Securities Depository, a special statutory corporation of which the Exchange is the majority shareholder and a number of major financial institutions are minority shareholders. Transactions are classified either as regular way transactions, for which settlement is due on the second business day following the day of contract, or as cash transactions which are due on the day of contract. Shares, equity-related bonds and beneficial certificates are traded as regular way transactions, while bonds (excluding equity-related bonds) may be traded either as regular way or cash transactions. The delivery and receipt of securities may be cleared by a book entry clearing system of the Korea Securities Depository.

  Regulations of the Exchange require that investors place an "entrustment guarantee" deposit in an amount equal to 40% of the purchase or sales order price with the relevant broker on or prior to placing a purchase or sales order. The remaining purchase price must be paid on or prior to the settlement date, which typically occurs two days after the date of execution. The "entrustment guarantee" deposit requirement applies to both Korean and foreign investors. However, certain institutional investors designated by the Exchange, including the Fund, are exempt from such deposit requirement. If the Fund were not exempt from the deposit requirement and an entity other than the Fund's custodian or subcustodian were deemed to have custody over certain assets of the Fund due to such deposit requirement, the Fund may be required to obtain relief from the United States Securities and Exchange Commission or a waiver or modification of the entrustment guarantee deposit requirement from the Exchange. There can be no assurance that the Fund could obtain such relief, waiver or modification.

  TRANSACTION COSTS. Regulations of the Exchange have established certain maximum brokerage commission rates for all transactions effected on the Exchange. The rates currently provide for a commission of up to 0.6% for equity securities and up to 0.3% for bonds and beneficial certificates. Each individual broker may determine brokerage commissions within the established ranges. Each broker is required to report its commission rate schedule and any deviation therefrom to the Exchange. Accordingly, there is generally no deviation in commission rate schedules among Korean brokers. The same commission rates are, in practice, applied to all trades in the same volume range. In addition, a securities transaction tax is levied on the seller for most transactions at a rate of 0.3% of the value of shares sold on the Exchange and 0.5% of the value of shares sold off the Exchange. However, under certain circumstances, the tax may be reduced to zero. Effective as of July 1 , 1994, an additional agricultural and fishery special tax of 0.15% of the sales price is imposed on securities transactions on the Exchange. Under the terms of the relevant law, this agricultural and fishery special tax expires on June 30, 2004.

  SECURITIES FINANCING. The Korea Securities Finance Corporation (the "KSFC"), which was established in 1955 to facilitate financing in the securities markets, is the only institution specializing in securities financing in Korea. The KSFC provides loans to underwriting groups and securities collateral loans to the public. In March 1986 the KSFC suspended credit extension for margin transactions as one measure to stabilize the securities markets. Korean securities companies may extend credit for margin transactions and provide for their clients subscription loans, purchase loans and securities collateral financing by using their own resources or by borrowing from the KSFC.

  The margin requirement as set by the KSEC is 40% of the total of the sale value of the securities purchased. The margin requirements are varied by the KSEC depending upon market conditions. Foreign investors, including the Fund, are not permitted to engage in margin transactions or enjoy the benefit of other loans or financing.

  LISTING, REPORTING AND DISCLOSURE REQUIREMENTS. The listing of securities is regulated by the Securities Listing Regulation of the Exchange, which classifies the four types of securities which may be listed as equity securities, warrants to subscribe for new shares, beneficial certificates and debt securities. A listing application and initial listing fee (except for certain limited cases where the Exchange exempted such fee) must be submitted to the Exchange, which determines whether an applicant is eligible for listing. The Exchange is empowered to de-list securities.

  The Exchange has two separate market sections within which equity securities are traded. The main difference between the two sections is that margin transactions are permitted only in the first trading section (with the exception of securities issued by the securities company providing the margin loans). A newly listed equity security must be traded in the second trading section for at least one year after its initial listing. Additional listing criteria must be met in order for an equity security to be traded in the first trading section. As of May 31, 1995, the securities of 471 companies out of 701 companies listed on the Exchange were traded in the first trading section. An equity security trading in the first trading section that fails to maintain certain criteria will be reassigned to the second trading section.

  Under the current regulations of the Exchange, the primary listing criteria for equity securities include the following: (i) corporate existence for at least five years; (ii) paid-in capital of at least W 3 billion, at least 300,000 outstanding shares and stockholders' equity of at least W 5 billion;
(iii) average annual sales revenue for the last three accounting periods of at least W 15 billion and sales revenue for the most recent accounting period of at least W 20 billion; (iv) the provision of a favorable auditor's opinion (whether qualified or not) on the company's financial statements for the last three accounting periods; (v) at least 30% of the outstanding shares, including at least 30% of all voting shares, must be publicly offered for subscription or sale within six months prior to the listing application date; (vi) a debt to equity ratio of less than 150% of the average for the same industry sector;
(vii) shares issued by way of rights or bonus issues (including stock dividends) during the past year (or two years in the case of bonus issues from asset revaluation reserves) must not exceed a specified percentage, and, with certain exceptions, the stockholding ratio must not have been changed during the past year; and (viii) the asset value per share and the earnings value per share (as defined in the KSEC regulations) must exceed 150% and 100% of its par value, respectively.

  The listing criteria a company must meet for its equity securities to be traded on the first trading section of the Exchange include the following: (i) paid-in capital of at least W 5 billion as of the end of the most recent accounting period; (ii) after-tax net profit for each of the last three accounting periods must have been at least 10% of paid-in capital, or, alternatively, the ratio of stated capital plus reserves to stated capital as of the end of each such accounting periods must have been at least 250%; (iii) debt to equity ratio must be no greater than the average for the sector; (iv) current ratio for each of the last three accounting periods must have equalled or exceeded the average for the sector; (v) a dividend of at least 5% of the par value per share must have been declared and paid to each stockholder holding voting shares of less than 1% of the issued and outstanding shares in respect of at least two out of the last three accounting periods; (vi) the provision of a favorable auditor's opinion (whether qualified or not) on the company's financial statements for the last three accounting periods; (vii) at least 40% of the outstanding shares, excluding those held by the Korean government or certain foreign investors ("Government and Foreign Owned Shares"), must be held by certain institutional investors and a minimum number (400 to 500 depending on the amount of the paid-in capital) of stockholders, each holding less than 1% of the company's issued and outstanding shares; (viii) the company's shares must have been listed for at least one year in the second trading section; (ix) monthly average trading volume on the Exchange for the accounting period in which listing in the first section initially takes place must be at least 1% of the company's shares, excluding Government and Foreign Owned Shares, if any; and (x) with the exception of the Korean government holding shares of certain designated corporations no stockholder may own more than 51% of the company's outstanding voting shares.

  The listing requirements for corporate bonds include, but are not limited to:
(i) the paid-in capital of the issuer must equal or exceed W 500 million; (ii) the total amount issued must equal or exceed W 300 million; (iii) less than one year has passed since issuance; (iv) a total unredeemed amount of at least W 300 million at par value; (v) the issuer must be listed on the Exchange or registered with the KSEC; and (vi) the bonds must be publicly offered or sold. For warrants, the total amount of par value of shares to be issued upon exercise of the warrant must be at least W 50 million; and for beneficial certificates the principal amount of the trust must be at least W 300 million and the principal amount per unit must be at least W 500.

  Listed companies are required to submit both semi-annual and annual reports to the KSEC and the Exchange. Upon the occurrence of certain events such as the revocation of a license for the main line of business, the suspension of a bank account or conditions for corporate dissolution, direct disclosure of such event must be made by listed companies to the public investors through the broadcasting facilities located in the Exchange. Within two days after certain less material events such as a change of business objectives, the filing of a significant lawsuit against the company and notification of a tax investigation, disclosure must be made to the Exchange, which will be disseminated to the public.

  An over-the-counter market for non-listed securities was established in April 1987 as a mechanism for smaller companies that are unable to meet the Exchange listing requirements to gain access to the securities markets. As of April 30, 1995, 313 Korean companies were registered on the over-the-counter market. This market, which is distinct from the OTC system for trading in Exchange-listed shares among foreign investors, is not open to foreign investors.

GOVERNMENT STABILIZATION ACTIVITIES

  The Stabilization Fund, a partnership operated by its contributors, which include substantially all of the Exchange-listed companies, Korean securities companies and certain institutional investors including banks and insurance companies, was formed during 1990 to stabilize the market through the purchase and sale of securities. The Stabilization Fund's securities holdings, cash balances and trading activities are not publicly disclosed. By virtue of its charter, the Stabilization Fund is due to be liquidated by May 1996.

  In January and February of 1994, the Korean government announced a number of measures intended to stabilize the securities market. The more significant of these measures include, among others, increasing the number of new listings on the Exchange; strengthening the guarantee deposit requirement for purchase of stocks on the Exchange; lowering the interest rate on deposits with securities companies; encouraging institutional investors, including the Stabilization Fund, to sell listed stocks in their possession; permitting short sales; lowering the ceiling on the percentage of outstanding shares of a single company which may be held by a securities investment trust; and raising the securities transaction tax rate for sales effected on the Exchange.

MARKET CAPITALIZATION AND TRADING VOLUME

  The Korean securities markets, while relatively small as compared to the securities markets of the United States, Japan and certain European countries, have, with the exception of 1990 and 1991, been generally characterized by gradual and consistent growth. The development of the Korean securities markets may be attributed to, among other things, the Korean government's extensive involvement in the private sector, including the securities markets. From 1982 to 1989, market capitalization of equity securities listed on the Exchange increased substantially from approximately W 3.0 trillion to approximately W
95.5 trillion at December 31, 1989. During 1990 and 1991, however, market capitalization did not continue such growth, and the total market capitalization of equity securities listed on the Exchange decreased 17.2% to approximately W 79.0 trillion at December 31, 1990 and decreased 7.5% to approximately W 73.1 trillion at December 31, 1991. Since the beginning of 1992 and the opening of the Korean stock markets to foreign investment, market capitalization has increased and at December 31, 1992, December 31, 1993 and December 31, 1994, the total market capitalization of equity securities listed on the Exchange was approximately W 84.7 trillion, W 112.7 trillion and W 151.2 trillion, respectively.

  Large groups of related companies referred to as "chaebol" are engaged in a wide range of businesses and play a significant role in the Korean economy. As of December 31, 1994, the 30 largest chaebol groups accounted for 48.1% of the total market capitalization on the Exchange. The Korean government has requested that the chaebol companies reduce their shareholdings both within and outside of the chaebol group. The Korean government's policy is to encourage the growth of smaller and medium-sized companies.

  Total trading volume of equity securities listed on the Exchange has fluctuated widely, but also has, with the exception of 1990 and 1991, generally increased from 1982 through 1994. In 1994, total trading volume was approximately W 229.8 trillion, which represented an increase of 35.3% from total trading volume of W 169.9 trillion in 1993. Trading activity in equity securities is concentrated in relatively few securities. In 1994, the 30 most actively traded equity securities listed on the Exchange accounted for 29.2% of total trading volume.

  The following table sets forth the number of listed companies, market capitalization and trading volume of domestic equity securities in Korea and other selected countries for year-end 1994.

      SELECTED MARKET CAPITALIZATION AND TRADING VOLUME OF DOMESTIC EQUITY
                                 SECURITIES(1)
                                (US $ MILLIONS)

                               NUMBER OF          MARKET        TRADING VOLUME
                           LISTED COMPANIES   CAPITALIZATION        FOR THE
                                 AS OF             AS OF          YEAR ENDED
COUNTRY                    DECEMBER 31, 1994 DECEMBER 31, 1994 DECEMBER 31, 1994
-------                    ----------------- ----------------- -----------------
United States.............       7,770          $5,081,810        $3,592,668
Japan.....................       2,205           3,719,914         1,121,438
United Kingdom............       2,070           1,210,245           928,171
Germany...................         417             470,519           460,617
France....................         459             451,263           615,371
Hong Kong.................         529             269,508           147,158
Taiwan....................         313             247,325           711,346
Malaysia..................         478             199,276           126,458
Korea.....................         699             191,729           291,330
Thailand..................         389             131,479            80,188
Mexico....................         206             130,246            82,964
India.....................       7,000             127,515            27,290
Indonesia.................         216              47,241            11,801

--------
(1) This table sets forth information for selected countries only.

Source: International Finance Corporation, Emerging Stock Markets Factbook, 1995; Securities Supervisory Board Monthly Review, June 1995.

THE KOREA COMPOSITE STOCK PRICE INDEX

  Market performance of the Exchange is measured by a composite index and several additional indices based on the first and second trading sections of the Exchange, industry sectors and the capitalization of individual stocks. The KOSPI is the major measure of changes in the aggregate market value of all common stocks listed on the Exchange. Under the current aggregate market value method of computing the KOSPI, the market price of each listed common stock is multiplied by the number of shares listed and then aggregated.

  The KOSPI rose to an all-time high of 1,138.75 on November 8, 1994. During 1994, the KOSPI traded within a range of 855.37 to 1,138.75. The KOSPI closed on September 15, 1995 at 985.64.

  The following table illustrates the market performance of the Exchange as measured by the KOSPI from 1983 through 1994 and for 1995 through May 31.

                   KOREA COMPOSITE STOCK PRICE INDEX(1)

                                                                         PERIOD
                                                          HIGH    LOW     END
                                                        -------- ------ --------
1983...................................................   134.46 115.59   121.21
1984...................................................   142.46 114.37   142.46
1985...................................................   163.37 131.40   163.37
1986...................................................   279.67 153.85   272.61
1987...................................................   525.11 264.82   525.11
1988...................................................   922.56 527.89   907.20
1989................................................... 1,007.77 844.75   909.72
1990...................................................   928.82 566.27   696.11
1991...................................................   763.10 586.51   610.92
1992...................................................   691.48 459.07   678.44
1993...................................................   874.10 605.93   866.18
1994................................................... 1,138.75 855.37 1,027.37
1995(2)................................................   922.05 847.09   882.50

--------

(1) The KOSPI covers all common stocks listed on the Exchange with a base date of January 4, 1980 and a base index of 100.

(2) Through May 31, 1995.

Source: Korea Stock Exchange, Fact Book, 1995; Stock, June 1995.

  Movements in individual company share prices are confined to fixed limits around the previous day's closing price. Such restrictions limit the maximum movement in the KOSPI on any day. As a result, the quoted closing price of a listed security, if such closing price has been fixed by the limit, may not necessarily represent the price at which persons are willing to buy and to sell such security in the absence of such a limit.

OPTIONS AND FUTURES

  Currently, the Korean securities markets do not provide mechanisms for the purchase and sale of options and futures contracts. However, the Exchange announced that it intends to open a stock index futures market in early 1996 and a stock index futures option market in 1997. It has not been announced whether foreign investors (including the Fund) will be permitted to participate in such markets.

EQUITY SECURITIES

  THE PRIMARY MARKET. The primary market for equity securities in Korea has generally been characterized by consistent and significant growth. A downward trend in the number of primary equity offerings began in 1990, however, and continued through 1993.

                                                                        TOTAL
                                                                        EQUITY
                                                      OFFERINGS TO     CAPITAL
                    TOTAL PUBLIC OFFERINGS(1)         SHAREHOLDERS      RAISED
                    ------------------------------- ----------------- ----------
                                        AMOUNT               AMOUNT     AMOUNT
                                         (WON                 (WON       (WON
                      NUMBER          MILLIONS)     NUMBER MILLIONS)  MILLIONS)
                    -----------     --------------- ------ ---------- ----------
1986...............         16(4)            43,060  110      797,705    840,765
1987...............         44(4)           243,763  178    1,654,950  1,898,713
1988...............        112(14)        1,049,431  298    6,720,644  7,770,075
1989...............        126(16)        3,050,970  274   11,124,538 14,669,186
1990...............         36(3)           336,023  169    2,581,808  2,917,831
1991...............         21(0)           226,894  136    2,180,178  2,687,072
1992...............          8(0)            81,680  133    1,711,188  2,349,889
1993...............          7(0)           181,245  171    2,788,862  3,258,770
1994...............         25(0)           579,524  161    5,378,678  6,247,792
1995(2)............          4(0)            98,130   55    2,407,317  2,567,649

--------

(1) The number in parenthesis specifies the number of secondary offerings included in the total.

(2) Through April 30, 1995.

Source: Securities Supervisory Board, Monthly Review, May 1995.

  PRIVATIZATIONS. As part of its program for the development of the securities markets, the Korean government has sold portions of certain government-owned corporations to the public. These sales were intended to increase the participation of low and middle-income investors in the Korean securities markets. Participation was encouraged through government-provided discounts and loans. The sale by the Korean government of a portion of its interest in POSCO and KEPCO in 1988 and 1989, respectively, constituted the first public offerings under this program. In 1991, Korea Exchange Bank, formerly wholly-owned by the Korean government, sold its newly issued shares to the public. The Korean government recently sold to the public a portion of its interest in Korea Telecom, which is the largest telecommunications service provider in Korea, through a competitive bidding process. The Korean government announced that it is considering the sale of additional government-owned corporation although any such sale would be subject to a number of factors and there can be no assurance that such sales will occur.

  THE SECONDARY MARKET. The total trading volume of equity securities in 1994 was approximately W 229.8 trillion, representing an increase of 35.2% from the 1993 level of W 169.9 trillion. Trading activity, however, is concentrated in a limited number of companies within a small number of industries. The 30 most actively traded domestic equity securities accounted for 29.2% of total trading volume of domestic equity securities for the year ended December 31, 1994. The following table illustrates the trading volume of the 30 most actively traded equity securities on the Exchange for the year ended December 31, 1994.

               COMPANIES                                               VOLUME
               ---------                                             ----------
                                                                     (MIL. WON)
Pohang Iron & Steel Co., Ltd. ......................................  8,035,259
Samsung Electronics Co., Ltd. ......................................  6,102,021
Korea Electric Power Corporation....................................  5,683,453
LG Electronics Inc. ................................................  5,016,530
Hyundai Engineering & Construction Co., Ltd. .......................  4,444,052
Yukong Limited......................................................  3,961,913
Daewoo Corporation..................................................  2,794,263
Daewoo Heavy Ind. Co., Ltd. ........................................  2,427,359
Korea Mobile Telecom................................................  2,381,629
Hyundai Motor Company...............................................  2,361,321
LG Chemical Ltd. ...................................................  2,072,479
Korea Long Term Credit Bank.........................................  1,839,358
Cho Hung Bank.......................................................  1,811,154
Shinhan Bank........................................................  1,792,254
Ssang Yong Cement Industrial Co., Ltd. .............................  1,783,601
Hanwha Chemical Corporation.........................................  1,765,280
Korea First Bank....................................................  1,677,303
DACOM Corporation...................................................  1,642,237
The Commercial Bank of Korea, Ltd. .................................  1,629,021
Ssang Yong Oil Refining Company Limited.............................  1,607,652
Dong Ah Construction Ind. Co., Ltd. ................................  1,490,790
Daewoo Electronics Co., Ltd. .......................................  1,427,245
Korea Airline Co., Ltd. ............................................  1,423,805
Daewoo Securities Co., Ltd. ........................................  1,390,971
Samsung Heavy Industry Co., Ltd. ...................................  1,333,557
Samsung Electron Devices............................................  1,322,519
Tae Young Corporation...............................................  1,303,802
Sunkyong Limited....................................................  1,209,193
Seoul Bank..........................................................  1,182,215
Tongil Heavy Industries Co., Ltd. ..................................  1,173,174
                                                                     ----------
  Total............................................................. 74,135,410
                                                                     ==========

--------

Source: Korea Stock Exchange, Fact Book, 1995; Stock, June 1995.

  The aggregate market capitalization of all equity securities of the 699 companies listed on the Exchange as of December 31, 1994 was approximately W
151.2 trillion (approximately US $191.7 billion). Market capitalization, along with trading volume, is concentrated in a limited number of companies within a small number of industries. As of December 31, 1994, the 30 largest companies by market capitalization represented approximately 48.1% of the total market capitalization of Korean equity securities. The following tables illustrate the 30 largest companies on the Exchange by market capitalization on December 31, 1994 and the sectoral distribution of listed companies at May 31, 1995.

                                                        MARKET CAPITALIZATION
                                                         AT DECEMBER 31, 1994
                                                        -----------------------
                                                           (WON
COMPANY                                                 BILLIONS)   (US$ MIL.)
-------                                                 ----------  -----------
Korea Electric Power Corporation(1)....................  W   16,777  $   21,272
Samsung Electronics Co., Ltd ..........................       6,716       8,515
Pohang Iron & Steel Co., Ltd ..........................       6,007       7,617
Daewoo Heavy Ind. Co., Ltd. ...........................       4,389       5,565
LG Electronics Inc. ...................................       2,742       3,476
Korea Mobile Telecom...................................       2,327       2,950
Hyundai Motor Company..................................       2,047       2,596
Shinhan Bank...........................................       2,012       2,551
Yukong Limited.........................................       1,952       2,475
Cho Hung Bank..........................................       1,909       2,420
Samsung Heavy Industry Co., Ltd. ......................       1,854       2,351
LG Chemical Ltd. ......................................       1,839       2,332
Hyundai Engineering & Construction Co., Ltd. ..........       1,778       2,254
Hanil Bank.............................................       1,696       2,151
Daewoo Securities Co., Ltd. ...........................       1,643       2,083
Daewoo Corporation.....................................       1,562       1,980
SsangYong Oil Refining Company Limited.................       1,537       1,949
DACOM Corporation......................................       1,531       1,941
Korea First Bank.......................................       1,430       1,813
The Commercial Bank of Korea, Ltd. ....................       1,339       1,698
Korea Exchange Bank....................................       1,295       1,642
Korea Airline Co., Ltd. ...............................       1,239       1,571
Kookmin Bank...........................................       1,235       1,566
Seoul Bank.............................................       1,219       1,546
Kia Motors Corporation.................................       1,186       1,504
SsangYong Cement Industrial Co., Ltd. .................       1,035       1,312
LG Securities Co., Ltd. ...............................       1,022       1,296
Korea Long Term Credit Bank............................       1,022       1,296
Daewoo Electronics Co., Ltd. ..........................         956       1,212
Dong Ah Construction Ind. Co., Ltd. ...................         866       1,098
Total(2)...............................................      72,732      94,032

--------

(1) Under its articles of incorporation, each of KEPCO and POSCO provide for a 1% ceiling on the acquisition by a single investor (including Korean national and foreign investors) of its common shares.

(2) Amounts may not add up due to rounding.

Source: Korea Stock Exchange, Fact Book, 1995; Stock, June 1995.

        SECTORAL DISTRIBUTION OF LISTED COMPANIES AT MAY 31, 1995

                                                                     PERCENTAGE
                                            NUMBER OF  MARKET VALUE    MARKET
                                            COMPANIES (WON BILLIONS)  SHARE(1)
                                            --------- -------------- ----------
Fishing....................................      3           68.5        0.0
Mining.....................................      3          186.4        0.1
Foods & Beverages..........................     47        3,157.3        2.3
Textile, Wearing Apparel & Leather.........     63        4,889.1        3.6
Luggage, Handbags, Saddlery, Harness and
 Footwear..................................     12          393.0        0.2
Wood & Wood Products.......................      4          226.9        0.1
Paper & Paper Products.....................     24        1,822.7        1.3
Publishing, Printing, Reproduction of Re-
 corded Media..............................      3          144.3        0.1
Chemicals, Petroleum, Coal & Rubber........    104       12,105.7        9.0
Non-metallic Mineral.......................     26        2,803.7        2.1
Basic metals...............................     38       10,183.4        7.6
Fabricated metals & Machinery..............    151       31,477.4       23.6
Other Products.............................     10          318.6        0.2
Electricity & Gas..........................      3       17,675.0       13.2
Construction...............................     51        8,103.4        6.0
Wholesale Trade............................     38        4,357.8        3.2
Retail Trade...............................      8        1,125.7        0.8
Hotels & Restaurants.......................      1          205.5        0.1
Transport & Storage........................     14        2,656.0        1.9
Communication..............................      2        3,872.5        2.9
Financial Institutions.....................     83       25,687.4       19.2
Insurance..................................     12        1,893.3        1.4
Recreational and Cultural Services.........      1            4.8        0.0
Total......................................    701      133,358.4      100.0

--------

(1) Amounts may not add up due to rounding.

Source: Korea Stock Exchange, Stock, June 1995.

BOND MARKET

  The Korean listed bond market is less developed than the market for listed equity securities. The official Korean bond market was established in 1968 pursuant to the Capital Market Promotion Act to promote the development of the bond and equity markets. The Korean bond market is comprised of corporate bonds issued by Korean corporations and public bonds including government bonds, municipal bonds issued by city governments and special bonds issued by government-run corporations. The majority of corporate bonds are guaranteed by banking institutions. As of May 31, 1995, the total amount of listed public bonds and listed corporate bonds was W 66.3 trillion and W 49.2 trillion, respectively. The following table illustrates the total amount in Won of all bond issues listed on the Exchange for 1986 through 1994 and for 1995 through May 31.

                             TOTAL BOND ISSUES

                              (WON BILLIONS)

                                             LISTED        LISTED
                                          PUBLIC BONDS CORPORATE BONDS TOTAL(1)
                                          ------------ --------------- ---------
   1986..................................    8,638.2       8,474.3      17,112.6
   1987..................................   15,033.8       9,972.9      25,006.7
   1988..................................   22,159.0      11,521.0      33,680.1
   1989..................................   28,094.7      15,395.5      43,490.1
   1990..................................   29,049.1      22,068.2      51,117.3
   1991..................................   32,249.7      29,241.0      61,490.7
   1992..................................   32,446.5      32,696.6      65,143.2
   1993..................................   41,359.1      37,573.6      78,932.7
   1994..................................   56,620.7      45,876.4     102,497.1
   1995(2)...............................   66,307.0      49,199.2     115,506.2

--------

(1) Amounts may not add up due to rounding.

(2) January 1 through May 31, 1995.

Source: Korea Stock Exchange, Stock, June 1995.

  The secondary market in bonds listed on the Exchange has been relatively inactive compared to equity securities listed on the Exchange. In 1994, the value of bonds traded on the Exchange was W 1.2 trillion compared to the value of equity securities traded which was W 229.8 trillion. There is also an active over-the-counter market in certain non-listed bonds. Currently, foreign investors are not permitted to invest in listed or unlisted Won denominated bonds, except for Exchange-listed non-guaranteed convertible bonds of small- and medium-sized companies and certain low-interest rate government or public bonds to be designated from time to time by the KSEC; however, Korean branches and subsidiaries of certain foreign financial institutions are permitted to invest in listed Won-denominated bonds. The following table illustrates the trading volume of bonds listed on the Exchange for 1986 through 1994 and for 1995 through May 31.

                            BOND TRADING VOLUME

                              (WON BILLIONS)

                                           PUBLIC BONDS CORPORATE BONDS TOTAL(1)
                                           ------------ --------------- --------
   1986...................................   1,001.2        2,165.7     3,166.9
   1987...................................   5,326.8        1,911.6     7,238.3
   1988...................................   7,000.7        1,544.6     8,545.3
   1989...................................   4,377.7          771.4     5,149.1
   1990...................................   2,455.0          795.3     3,250.3
   1991...................................   1,393.7          704.1     2,097.8
   1992...................................     452.5          152.5       605.0
   1993...................................       3.8            1.8         5.5
   1994...................................      24.5        1,144.5     1,168.9
   1995(2)................................      13.1          214.4       227.5

--------

(1) Amounts may not add up due to rounding.

(2) January 1, through May 31, 1995.

Source: Korean Stock Exchange, Stock, June 1995.

                           THE REPUBLIC OF KOREA

BACKGROUND

  AREA AND POPULATION. Korea, which was founded on August 15, 1948, occupies approximately 38,270 square miles (99,300 square kilometers) of the southern portion of the Korean peninsula. It is bordered to the north by North Korea and to the east, west and south by the East Sea, the Yellow Sea and the Korean Strait, respectively. Korea's present border with North Korea was determined as a result of the armistice that ended the Korean War (1950-1953), which established a demilitarized zone near the 38th parallel that separates Korea and North Korea. The population of Korea is approximately 44.8 million. Seoul, the capital, has a population of approximately 10.6 million.

  GOVERNMENT. Governmental authority in Korea is highly centralized and is concentrated in a strong presidency. The President, who is the Chief of State and head of the government, is also Chairman of the State Council (cabinet) which consists of the Prime Minister, who is appointed by the President with the consent of the National Assembly, and other members appointed by the President on the recommendation of the Prime Minister. The Prime Minister, by order of the President, is responsible for the overall coordination of the various ministries and agencies. The President has the right to veto new legislation and to take emergency measures in case of natural disaster, serious fiscal or economic crisis, a state of war or a similar condition. The present Constitution provides that the President is elected by popular vote for a term of five years, after which he may not be reelected. The current President is Kim Young Sam, who was elected in December 1992. President Kim has emphasized reform and liberalization of politics and deregulation and revitalization of the economy of Korea.

  Legislative power is vested in the National Assembly. Approximately four-fifths of the members of the National Assembly are elected by popular vote for a term of four years. The remaining seats are generally distributed proportionately among parties winning 5% or more of votes or 5 or more seats in the direct election. The National Assembly enacts laws and approves treaties and the national budget. Judicial power in Korea is vested in the Supreme Court, the Constitutional Court, and other lower courts at various levels.

  The two primary political parties in Korea are the Democratic Liberal Party ("DLP") led by President Kim, and the opposition party, the Democratic Party ("DP"). The last National Assembly elections were held in March 1992 and the next election is scheduled to be held in 1996. As of August 31, 1994, the DLP and DP held 176 and 97 seats in the National Assembly, respectively. The remaining 26 seats were held by others.

  INTERNATIONAL RELATIONS. Korea maintains diplomatic relations with most nations, but its strongest ties are with the United States. Korea and the United States have entered into several agreements designed to promote Korea's economy and a mutual defense treaty. Korea also maintains strong ties with Japan, and Japan constitutes Korea's leading source of imported capital goods, technology and foreign direct investment and provided 58.6% of foreign visitors to Korea in 1994. Since the beginning of 1989, Korea has established diplomatic relations with Bulgaria, the Czech Republic, Slovakia, Hungary, Mongolia, Poland, Romania, Russia, the Federal Republic of Yugoslavia and Croatia. A Chinese trade office was established in Seoul in April 1991, and diplomatic relations with the Peoples's Republic of China were officially established in August 1992.

  Relations between Korea and North Korea have been tense since the end of World War II. North Korea maintains a regular army estimated at close to one million, compared with the Korean army of 520,000. The majority of both forces are concentrated on either side of the demilitarized zone in a state of military readiness. The United States maintains a military force of approximately 36,000 in Korea.

  Tension between Korea and North Korea was temporarily eased in 1972 when the first moves towards conciliation and eventual reunification were initiated. The talks broke down at an early stage and efforts to revive them during 1979-80 were unsuccessful. Since 1984 there has been intermittent contact between the two countries, consisting mainly of a series of talks on economic relations, humanitarian issues, unified sports teams and the possibility of the two heads of state and their legislatures meeting with one another. However, until recently these talks yielded only minimal results. On December 13, 1991, the leaders of North Korea and Korea signed an Agreement on Reconciliation, Nonaggression and Exchange and Cooperation. This agreement was put into force on February 19, 1992. Tensions between North Korea and Korea increased following the announcement in March 1993 by North Korea of its intention to withdraw from participation in the Nuclear Non-Proliferation Treaty and its cancellation of an invitation to inspectors of the International Atomic Energy Agency ("IAEA").

  In October 1994, North Korea signed an accord in Geneva in which it agreed to stop the development of nuclear weapons in exchange for the development of nuclear power plants. On June 13, 1995, a multi-national consortium led by the United States agreed to provide North Korea with two nuclear reactors and moved toward selecting Korea's state-controlled electric utility as the prime contractor in the project. Korea has agreed to provide most of the $4 billion cost for the reactors. In September 1995, inspectors for the IAEA started to monitor North Korea's nuclear freeze. It is still not clear whether this cooperation between North Korea and Korea and further implementation of the Geneva accord will reduce the tension between the two countries.

  Both Korea and North Korea were admitted as members of the United Nations on September 17, 1991. In addition, Korea is a member of a number of international organizations, including the Asian Development Bank, the International Bank for Reconstruction and Development (The World Bank), the International Development Association, the International Monetary Fund and the International Finance Corporation. It is also a party to the General Agreement on Tariffs and Trade.

DOMESTIC ECONOMY

  GENERAL. Korean industry and commerce are predominately privately owned and operated. However, the Korean government is heavily involved in establishing economic policy objectives and implementing such policies with a view toward maintaining national security, encouraging industrial development and improving living standards. Economic, financial and business priorities can be influenced by the Korean government through its controls of approvals and licenses and through the allocation of credit. However, such government influence has gradually diminished through deregulation and market self-regulation, in keeping with Korea's liberalization policy.

  Primary responsibility for formulating Korea's economic policies, including the development and implementation of a series of successive economic and social development plans (the "Economic Plans") which have guided economic policy since 1962, is with the government's Economic Planning Board, headed by the Deputy Prime Minister. The emphasis of the Economic Plans has changed from the development of import substitution industries and the infrastructure to a focus on economic stabilization, liberalization of the economy, reduction of restrictions on direct foreign investment and improvements in social conditions. Since the establishment of the Economic Plans, Korea has made significant progress toward the transformation of its economy from one characterized by agricultural production and the export of raw materials, textiles and clothing to that of a modern industrial state. Korea's exports now include ships, motor vehicles, integrated circuits and consumer electronics. The Korean government announced in early 1993 economic reform and development programs to be implemented in a new Five Year Economic Plan for the period through 1997. Pursuant to this plan, the government will promote fiscal, financial and administrative reforms and changes in prevailing patterns of economic behavior. The new plan is also intended to promote stable growth and globalization of the Korean economy and to improve the quality of life in Korea.

  GROSS NATIONAL PRODUCT. The Korean economy has been characterized in recent years by growth. In 1990 and 1991, the GNP growth rate was 9.6% and 9.1%, respectively, due in part to increased domestic demand. In 1992, 1993 and 1994, GNP grew at a rate of 5.0%, 5.8% and 8.2%, respectively, based on preliminary figures released by The Bank of Korea and the Exchange.

  The following table shows the composition of Korea's GNP at current market prices and the GNP at constant 1990 market prices from 1990 to 1994.

                            1990       1991       1992       1993      1994(1)
                          ---------  ---------  ---------  ---------  ---------
Gross National Product
 at Current Market
 Prices:
  Private Consumption...   96,387.7  115,042.8  129,735.2  143,721.7  164,212.1
  General Government
   Consumption..........   18,187.0   22,169.5   26,110.3   28,745.9   32,482.9
  Gross Domestic Fixed
   Capital Formation....   66,568.7   82,946.5   87,907.0   96,218.5  109,374.1
  Increase in Stocks....     (270.0)     973.0       35.2   (2,511.7)     198.5
  Exports of Goods and
   Services.............   53,467.0   60,735.0   69,432.7   78,162.6   91,780.1
  Less Imports of Goods
   and Services.........  (54,417.2) (66,049.7) (71,840.0) (76,970.7) (94,313.2)
  Statistical
   Discrepancy..........     (384.3)     (82.6)    (988.2)    (220.4)   1,273.2
                          ---------  ---------  ---------  ---------  ---------
  Expenditures on Gross
   Domestic Product.....  179,539.0  215,734.4  240,392.2  267,146.0  305,007.7
  Net Factor Income from
   the Rest of the
   World................   (1,276.9)  (1,494.5)  (1,687.6)  (1,628.1)  (2,140.7)
                          ---------  ---------  ---------  ---------  ---------
    Total...............  178,262.1  214,239.9  238,704.6  265,517.9  302,867.0
Gross National Product
 at Constant 1990 Market
 Prices.................  178,262.1  194,458.8  204,231.0  216,162.4  233,940.2
Percentage increase of
 GNP over Previous Years
  At Current Prices.....       20.5%      20.2%      11.4%      11.2%      14.1%
  At Constant 1990 Mar-
   ket Prices...........        9.6%       9.1%       5.0%       5.8%       8.2%

--------

(1) Preliminary

Source: The Bank of Korea, Monthly Bulletin, April 1995; Securities Supervisory Board, Monthly Review, May 1995.


  The high rate of growth of the Korean economy was due to rapid growth in the exports of goods and services and in domestic fixed capital formation. The former grew 17.4% and the latter at 13.7% from 1993 to 1994. The growth in the volume of exports has been achieved by geographical diversification of markets and a shift in emphasis in the composition of exports from agricultural products, raw materials and textile products to manufactured goods, particularly electronics products, ships, machinery and steel. In 1989 and 1990, as growth in exports slowed, construction expenditures and private consumption expenditures increased, primarily as a result of the steady increase in income levels and the demand for housing and consumption goods, particularly consumer durables such as passenger cars and household electric appliances. In 1991, export growth was slower than the increase in imports, and Korea's trade deficit grew to U.S. $7 billion while its balance on current account registered a shortfall of U.S. $8.7 billion. A recession during the second half of 1992 restricted import growth to 1%, cut the current account deficit to U.S. $4.6 billion and cut the trade deficit to U.S. to $2.1 billion. By the first half of 1993, a rise in exports and a decline in imports virtually eliminated Korea's merchandise trade deficit. Although Korea's leading export groups, clothing and footwear comprising 10% of Korea's exports in 1992, experienced a decline in 1993, the introduction of new export lines and growth in existing export groups mitigated the effects of the decrease by outpacing the growth rate of imports. See "Foreign Trade and Balance of Payments--Foreign Trade." The following table sets forth the composition of Korea's GNP in current prices for the years 1989 to 1994.

                                              AT CURRENT PRICES
                         ----------------------------------------------------------------
                           1989       1990       1991       1992       1993      1994(1)
                         ---------  ---------  ---------  ---------  ---------  ---------
                                              (IN BILLION WON)
Industries.............. 135,329.7  161,785.3  195,304.1  218,101.8  241,549.4  275,238.2
 Agriculture, Forestry
  and fishing...........  14,380.6   15,592.4   16,549.8   17,805.8   18,832.5   21,499.9
 Mining and quarrying...     992.0    1,025.0    1,142.4      928.5      902.1    1,010.4
 Manufacturing..........  46,252.9   52,351.0   61,527.3   66,710.1   72,158.5   81,991.1
 Electricity, gas and
  water.................   3,731.5    3,888.7    4,506.7    5,285.2    6,194.5    7,070.3
 Construction...........  13,358.2   20,736.6   30,035.3   32,870.6   37,005.9   41,026.2
 Wholesale & retail
  trade, restaurant &
  hotels................  19,822.0   23,110.6   26,419.5   28,802.6   31,187.6   35,603.1
 Transport, storage &
  communication.........  10,328.1   12,017.3   14,356.7   16,390.1   19,112.2   22,629.3
 Finance, insurance,
  real estate &
  business services.....  21,302.1   26,801.0   33,052.3   39,923.0   45,481.4   52,119.5
 Community, social &
  personal services.....   5,162.2    1,262.7    7,714.1    9,385.7   10,674.9   12,288.4
Producers of government
 services...............  10,788.4   13,097.8   15,898.0   18,824.3   21,231.8   24,211.9
 Public administration
  & defence.............   5,984.4    7,386.0    8,995.1   10,616.1   11,876.6   13,315.7
 Social, recreational &
  related community
  services..............   4,727.9    5,619.6    6,788.7    8,053.5    9,178.2   10,696.2
 Others.................      76.0       92.2      114.2      154.6      176.9      200.1
Producers of private
 non-profit services to
 households.............   3,538.8    4,257.6    4,984.0    6,142.4    6,908.9    7,870.2
Import duties...........   5,109.7    6,859.0    7,148.7    7,212.0    7,397.4    8,812.3
(less) Imputed bank
 service charges........   5,601.9    6,460.7    7,600.4    9,888.3    9,941.5   11,124.8
Gross domestic product.. 149,164.7   79,539.0  215,734.4  240,392.2  267,146.0  305,007.7
Net factor income from
 the rest of the world..  (1,223.1)  (1,276.9)  (1,494.5)  (1,687.6)  (1,628.1)  (2,140.7)
                         ---------  ---------  ---------  ---------  ---------  ---------
   Gross national
    product............. 147,941.6  178,262.1  214,239.9  238,704.6  265,517.9  302,867.0
                         =========  =========  =========  =========  =========  =========

--------
(1) Preliminary
Source: The Bank of Korea, Monthly Bulletin, April 1995.

  PRICES, WAGES AND EMPLOYMENT. During the 1960's and early 1970's, Korea experienced a period of increasingly high inflation rates. Government measures successfully reduced inflation rates and from 1982 to 1987, and inflation, as measured by the Consumer Price Index, increased by an average of 2.8%. Thereafter, however, inflation, as measured by the Consumer Price Index, began to accelerate from 3.0% in 1987 to 7.1% in 1988. In 1989, the inflation rate, as measured by the Consumer Price Index, decreased to 5.7% but increased in 1990 to 8.6% and 9.3% in 1991. In recent years, the inflation rate, as measured by the Consumer Price Index, decreased to 6.2% in 1992, 4.8% in 1993 and 6.2% in 1994.

  The recent increased acceleration in inflation rates has been caused in part by wage increases. Until recently, the Korean labor movement was constrained by labor laws and policies which limited the ability of workers and their unions to take collective action. In December 1986 and November 1987, these laws were amended, relaxing constraints on the formation of democratic unions and the staging of strikes. During 1988 and 1989, backed by stronger unions, the Korean work force won significant wage concessions as workers demanded higher pay to compensate for increases in productivity achieved during the 1980's. Labor disputes in Korea have decreased since 1990. Since 1988, wages have increased sharply. Monthly wages in all industries rose 15.5% in 1988, 21.1% in 1989, 18.8% in 1990, 17.5% in 1991, 15.2% in 1992, 12.2% in 1993 and 12.7% in 1994.
These wage increases can be compared with increases in productivity of 10.3% in 1988, 7.5% in 1989, 12.7% in 1990, 13.8% in 1991, 10.7% in 1992, 7.0% in 1993
and 7.6% in 1994.

  Korea's labor force is one of the economy's principal assets. In the period from 1989 to 1994, the economically active population of Korea increased by 12.8% to 20.3 million, while the number of employees increased 13.0% to 19.8 million. The economically active population over 15 years old as a percentage of the total population over 15 years old has remained fairly stable at between 58% and 62% over the past decade. The labor force is well-educated, with literacy being almost universal among workers under 50.

  The following table shows selected price and unemployment rate indices for the periods indicated.

                                    INCREASE              INCREASE
                        PRODUCER      OVER    CONSUMER      OVER
                          PRICE     PREVIOUS    PRICE     PREVIOUS UNEMPLOYMENT
                        INDEX(1)      YEAR    INDEX(1)      YEAR    RATE(1)(2)
                       -----------  -------- -----------  -------- ------------
                       (1990 = 100)    (%)   (1990 = 100)    (%)        (%)
1989..................     96.0       1.5        92.1       5.7        2.6
1990..................    100.0       4.2       100.0       8.6        2.4
1991..................    104.7       4.7       109.3       9.3        2.3
1992..................    107.0       2.2       116.1       6.2        2.4
1993..................    108.6       1.5       121.7       4.8        2.8
1994..................    111.6       7.0       129.3       6.2        2.4

--------
(1) Average for year.
(2) Expressed as a percentage of the economically active population.

Source: National Statistical Office, Major Statistics of Korean Economy, February 1995; National Statistical Office, Monthly Statistics of Korea, April 1995; The Bank of Korea, Monthly Bulletin, April 1995.

  INDUSTRY. Industrial production increased by 3.3% in 1989, 8.8% in 1990, 9.6% in 1991, 5.8% in 1992, 4.4% in 1993 and 11.1% in 1994. See "Foreign Trade and
Balance of Payments--Foreign Trade."

  The following table sets forth indices of industrial production for various products from 1989 through 1994 and their relative contribution to total industrial production.

                             INDUSTRIAL PRODUCTION

                                      1989   1990   1991   1992   1993   1994
                                      -----  -----  -----  -----  -----  -----
Mining............................... 109.7  100.0   99.8   85.9   79.9   78.7
 Coal................................ 116.2  100.0   84.4   66.6   51.6   39.4
 Metal Ores.......................... 117.2  100.0   94.8   95.8   69.3   43.4
 Other Mining & Quarrying............  97.4  100.0  117.6  107.3  112.9  125.8
Manufacturing........................  91.8  100.0  109.7  116.2  121.1  134.4
 Food Products & Beverages...........  94.3  100.0  108.6  110.9  112.7  122.1
 Tobacco Products....................  94.2  100.0  101.1  104.7  107.2  101.9
 Textiles............................ 100.8  100.0   98.1   94.6   86.5   86.2
 Wearing Apparel & Fur Articles...... 103.5  100.0   95.1   86.5   73.3   76.8
 Leather, Luggage, Handbags &
  Footwear...........................  93.2  100.0   93.4   86.5   66.0   55.8
  Wood & Products of Wood and Cork...  96.2  100.0  108.2  103.0   85.6   88.3
  Pulp, Paper & Paper Products.......  94.9  100.0  103.9  110.5  119.5  133.7
  Publishing, Printing & Reproduction
   of Record Media...................  92.2  100.0  103.1  114.6  110.6  120.9
  Coke, Refined Petroleum Products &
   Nuclear Fuel......................  93.6  100.0  128.8  164.0  179.4  184.1
  Chemicals & Chemical Products......  86.6  100.0  116.3  138.1  152.3  164.9
  Rubber & Plastic Products..........  96.4  100.0  108.3  114.8  119.9  129.7
  Non-Metallic Mineral Products......  93.2  100.0  116.0  123.6  124.7  134.1
  Basic Metals.......................  89.4  100.0  110.8  115.9  129.0  139.9
  Fabricated Metal Products..........  92.7  100.0  108.1  103.2  102.4  118.1
  Machinery & Equipment, n.e.c.......  89.7  100.0  110.7  107.6  114.4  133.6
  Office, Accounting & Computing
   Machinery.........................  89.6  100.0  104.9  112.3  139.9  190.0
  Electrical Machinery & Apparatus,
   n.e.c.............................  83.4  100.0  108.1  115.6  121.4  136.7
  Radio, Television & Communication
   Equipment.........................  92.2  100.0  115.4  125.4  136.3  167.5
  Medical Precision & Optical
   Instrument, Watches............... 104.0  100.0  105.8  106.1  118.0  135.9
  Motor Vehicles & Trailers..........  80.8  100.0  115.4  131.4  153.2  183.3
  Other Transport Equipment..........  89.7  100.0  118.0  147.3  136.3  148.2
  Furniture and Manufacturing n.e.c.. 102.2  100.0  101.6   94.5   87.7   85.8
Electricity and Gas..................  87.8  100.0  111.3  124.4  139.2  160.5
  Electricity........................  87.8  100.0  110.2  121.6  134.2  153.3
  Gas................................   --   100.0  152.4  219.6  315.3  410.6
All Items............................  91.9  100.0  109.6  116.0  121.1  134.5
  Percentage Increase of All Items
   Over Previous Year................   3.3%   8.8%   9.6%   5.8%   4.4%  11.1%

--------

Source: National Statistical Office, Major Statistics of Korea, June 1995.

  MANUFACTURING. The manufacturing sector has been the most rapidly growing sector of Korea's economy in recent years. In 1992, 1993 and 1994 the production of manufactured goods increased 5.9%, 4.2% and 11.0%, respectively, as a result of overall slow economic growth. Performance within the manufacturing sector has been particularly strong in electronics and heavy industries (iron and steel, machinery and automobiles), reflecting the relative importance attached to import substitution and export competition in these products. Performance has also been strong in the petrochemical, semiconductor and automobile industries, which have experienced strong growth in domestic and overseas markets.

  The electronics industry grew at an average annual rate of approximately 13.6% during the period 1988 to 1993. This growth may be traced to both domestic and overseas demand, as well as to encouragement by the Korean government of technology through tax incentives, loans at favorable interest rates and tariff protection. Korea is among the world's largest producers of electronic products and semiconductors. The electronics goods produced in Korea include personal computers, videocassette recorders and compact disc players.

  Supported by large increases in domestic demand for steel due to the growth of other heavy industry and large scale public investment in road, harbor and housing construction, steel production increased from 13.5 million tons in 1988 to 33.0 million tons in 1993. This growth has been achieved in large part by the expansion of POSCO's integrated facilities, which in 1994 produced 21.6 million tons of crude steel. These increases in production have permitted a substantial increase in iron and steel exports.

  The Korean automobile industry has grown significantly from 1984 to 1993. In 1984, the Hyundai Motor Co., Korea's leading car manufacturer, began exporting cars to Canada and in 1986 shipped its first cars to the United States. Daewoo Motors began exporting cars to the United States in 1987, and Kia Motors began exporting cars to the United States in 1988. Recently, exports to Europe and Asia have become increasingly important as United States demand for Korean cars has declined. The domestic market for cars has increased as incomes have risen. Total passenger car production amounted to 1,592,669 units in 1993, compared with 1,259,500 units in 1992 and 166,759 in 1984.

  CONSTRUCTION. The construction industry has become one of the major industries in Korea, growing 12.6% in 1993 and 10.8% in 1994. The recent decline in overseas construction has been offset by the growth of domestic construction markets. Domestically, orders rose to W 25,569.4 billion in 1991, W 27,861.0 billion in 1992, W 33,246.5 billion in 1993 and W 37,197.1 billion in 1994.

  AGRICULTURE, FORESTRY AND FISHERIES. The contribution of agriculture, forestry and fisheries to Korea's GNP has declined from 10.7% in 1988 to 7.1% in 1994. The Korean government's agricultural policy emphasizes increasing grain production, the development of irrigation systems, land consolidation and reclamation, seed improvement, mechanization measures to combat drought and flood damage, and increasing agricultural incomes. The government has encouraged the development of the fishing industry by encouraging the building of large fishing vessels, and the modernization of fishing equipment, marketing techniques and distribution outlets.

ENERGY

  Korea is heavily dependent on imported oil to meet its energy requirements. The performance of the Korean economy is, therefore, broadly affected by the price of oil, resulting in high inflation when world oil prices have risen sharply. Any significant long-term increase in the price of oil may increase inflationary pressures on the Korean economy and adversely affect Korea's balance of trade. See "Foreign Trade and Balance of Payments--Foreign Trade." The following table shows Korea's reliance on imported energy for the years 1985 to 1994.

                          RELIANCE ON IMPORTED ENERGY

                                          TOTAL                      RELIANCE
                                         DEMAND        IMPORTS         RATIO
                                       ------------  ------------  -------------
                                        (IN MILLION TONS OF OIL EQUIVALENTS)
1985..................................         56.3           42.9          76.2%
1986..................................         61.5           48.1          78.2%
1987..................................         67.9           54.3          80.0%
1988..................................         75.4           62.7          83.2%
1989..................................         81.7           69.8          85.5%
1990..................................         93.2           81.9          87.9%
1991..................................        103.6           94.6          91.3%
1992..................................        116.0          108.5          93.6%
1993..................................        126.9          120.2          94.8%

--------

Source: National Statistical Office, Major Statistics of Korean Economy, February 1995.

  To reduce its dependence on oil imports, the Korean government encouraged efforts to implement an energy source diversification program, with primary emphasis on nuclear energy. The total Korean nuclear power generating capacity at the end of 1994 was 58,650 megawatts, accounting for 35.5% of total annual power generation. The following table sets out the principal primary sources of energy consumed in Korea, expressed in million tons of oil equivalents and as a percentage of total energy consumption, for the period 1985 to 1994.

                     CONSUMPTION OF PRIMARY ENERGY SOURCES

              COAL        PETROLEUM      NUCLEAR       OTHER        TOTAL(1)
          ------------- ------------- ------------- ------------ --------------
          QUANTITY  %   QUANTITY  %   QUANTITY  %   QUANTITY  %  QUANTITY   %
          -------- ---- -------- ---- -------- ---- -------- --- -------- -----
1985.....   22.0   39.1   27.1   48.2    4.2    7.4   2.9    5.3   56.3   100.0
1986.....   23.3   38.0   28.5   46.4    7.1   11.5   2.6    4.2   61.5   100.0
1987.....   23.6   34.8   29.7   43.7    9.8   14.5   4.8    7.0   67.9   100.0
1988.....   25.2   33.4   35.4   47.0   10.0   13.3   4.8    6.3   75.4   100.0
1989.....   24.5   30.0   40.5   49.6   11.8   14.5   4.8    5.9   81.7   100.0
1990.....   24.4   26.2   50.2   53.8   13.2   14.2   5.4    5.8   93.2   100.0
1991.....   24.5   23.7   59.6   57.5   14.1   13.6   5.4    5.2  103.6   100.0
1992.....   23.6   20.4   71.7   61.8   14.1   12.2   6.5    5.5  116.0   100.0
1993.....   25.8   20.4   78.5   61.9   14.5   11.5   7.9    6.3  126.9   100.0

--------
(1) Amounts may not add up due to rounding.

Source: National Statistical Office, Major Statistics of Korean Economy, February 1995.

THE FINANCIAL SECTOR

  Korea's financial sector has developed along with the economy and today comprises a banking system, a range of non-banking financial institutions, and the securities markets.

  Korean financial institutions may be divided into two main categories: monetary institutions and other financial institutions. Monetary institutions are comprised of The Bank of Korea and deposit taking banks. Deposit taking banks are in turn divided into commercial banks and specialized banks according to their legal status and the banking businesses in which they may engage.

  Commercial banks are classified into city banks, regional banks and foreign bank branches. City banks engage in both domestic and foreign business and are owned by the private sector. Regional banks perform similar functions to the city banks.

  Specialized banks are established by statutes and currently include: The Industrial Bank of Korea, The Korea Housing Bank, National Agricultural Cooperative Federation, The National Federation of Fisheries Cooperatives and National Livestock Cooperative Federation.

  Other financial institutions are divided into development institutions, investment institutions, savings institutions and insurance institutions. Development institutions include The Korea Development Bank, The Export-Import Bank of Korea and the Korea Long Term Credit Bank. There are 15 investment and finance companies and 15 joint-venture merchant banks. The financial sector also includes a number of domestic and foreign insurance companies and mutual savings companies.

  In addition to the officially regulated financial institutions described above, there has been an unofficial money market or "curb" market which consists of individual brokers and professional money lenders who make or arrange loans to business borrowers. The curb market is significantly less important now than it was several years ago. The increase in interest rates on officially regulated markets, the increase in number of lending institutions, and increased price stability, as well as steps taken by the government, have contributed to the substantial decline of the curb market.

  In addition, the law to introduce the real-name system for real estate transactions was enacted and became effective July 1, 1995. The main purpose of the law is to discourage real estate speculation and to prevent property taxes from rising out of control. The law bans the current practice of borrowing names for property registration, thereby avoiding taxes.

  MONETARY POLICY. The Bank of Korea, which was established in 1950, is Korea's central bank and sole currency issuing bank. Monetary and credit policies of The Bank of Korea are formulated and controlled by a nine-member Monetary Board comprised of the Minister of Finance and Economy, the Governor of The Bank of Korea and seven other members. The Monetary Board regulates the activities of banking institutions and sets and implements monetary policy.

  Although The Bank of Korea has primary responsibility for monetary policy, the Korean government, through the MFE, exerts considerable influence on monetary policy. For example, the MFE has the power to request the reconsideration of resolutions adopted by the Monetary Board and, if such a request is rejected by the Monetary Board, the President has the authority to override the Monetary Board's decision.

  Monetary policy is implemented by influencing the reserve positions of banking institutions, principally through changes in the terms and conditions of discounts, open market operations and changes in reserve requirements. The Bank of Korea may also set or alter maximum interest rates on deposits and loans and, in periods of extreme monetary expansion, directly control the volume and nature of bank credit. In November 1994, the Government announced a plan to further reduce the employment of direct intervention as a means of implementing its monetary policy, in order to encourage the liberalization of financial institutions' activities.

  Effective December 5, 1988, the Korean government deregulated interest rates on loans (other than loans entailing government subsidies) and deposits (including money market instruments such as certain categories of commercial paper, certificates of deposit, bank debentures, corporate bonds, cash management accounts and development trust funds, but excluding traditional time deposits and savings deposits).

  In August 1991, the Monetary Board adopted a four-stage interest rate deregulation plan in furtherance of the deregulation process. Pursuant to such plan, in 1991 the Korean government deregulated interest rates on other financial products, including certain time deposits.

  On June 30, 1993, the MFE announced a three-phase liberalization plan. The principal proposals under such phase relate to interest rate deregulation (which is to accelerate the 1991 plan above), improvement of monetary control measures and the development of money markets, improvement of credit control management, and foreign exchange and capital market liberalization. Each area of deregulation is to be phased in under three stages from 1993 to 1997.

  In November 1994, the Government announced a plan for deregulation of interest rates, which accelerates the Government's 1991 plan to reduce the use of direct intervention as a means of implementing monetary policy. In accordance with the 1991 plan, at the end of 1993, all restrictions on interest rates for loans, (other than Bank of Korea-supported policy loans), long-term (not less than two years) deposits, certain short-term money market instruments, short-term (less than two years) corporate and financial debt, monetary stabilization bonds and public bonds were lifted. The 1994 plan provides that in 1995 interest rates will be liberalized for other short-term money market instruments and Bank of Korea-supported policy loans, in 1996 interest rates will be liberalized for all deposits other than demand deposits, and beginning in 1997 limitations on interest rates for demand deposits gradually will be lifted.

  MONEY SUPPLY. From 1983 to 1984, the Korean government, in an effort to consolidate a foundation for price stability, maintained a tight control of monetary aggregates. However, as economic growth slowed in 1985, the government reversed its tight monetary policy and money supply increased 15.6% in 1985. In response to greatly expanded economic activity, the money supply increased at a rate of 18.4% in 1986, 19.1% in 1987, 21.5% in 1988, 19.8% in 1989, 17.2% in
1990, 21.9% in 1991, 14.9% in 1992, 16.6% in 1993 and 18.7% in 1994.

  The following table shows the volume of the money supply for each year during the period 1989 to 1994.

                            1989      1990      1991      1992      1993       1994
                          --------  --------  --------  --------  ---------  ---------
                                              (WON BILLIONS)
Money Supply............  14,329.0  15,905.3  21,752.4  24,586.3   29,041.4   32,510.6
Quasi-money (1).........  44,309.0  52,803.2  61,993.6  71,672.2   83,177.8  100,668.1
                          --------  --------  --------  --------  ---------  ---------
Money Supply (2)(3).....  58,638.0  68,707.5  83,745.9  96,258.6  112,219.2  133,178.7
                          ========  ========  ========  ========  =========  =========
Percentage increase over
 previous year..........      19.8%     17.2%     21.9%     14.9%      16.6%      18.7%

--------
(1) Comprised of time and savings deposits and residents' deposits in foreign currencies.
(2) Money Supply is the sum of currency in circulation, demand deposits and quasi-money.
(3) Amounts may not add up due to rounding.

Source: National Statistical Office, Major Statistics of Korean Economy, February 1995; National Statistical Office, Monthly Statistics of Korea, May 1995; The Bank of Korea, Monthly Bulletin, April 1995.

FOREIGN TRADE AND BALANCE OF PAYMENTS

  FOREIGN TRADE. Foreign trade is vital to the Korean economy, which lacks natural resources and must rely on extensive trading activity as a base for growth. Virtually all domestic requirements for petroleum, wood and rubber are imported, as are much of Korea's requirements for coal and iron ore. Exports constitute a high percentage of Korea's GNP, and the international economic environment is, accordingly, of crucial importance to Korea's economy.

  Korea's trade balance has been highly sensitive to world crude oil prices. The country's trade deficit reached US $4.4 billion in 1979, the year of the second large oil price rise of the decade. After 1979, Korea's balance of trade improved. In 1986, Korea recorded the first substantial trade surplus in the nation's history, amounting to US $4.2 billion. The trade surplus nearly doubled to US $7.7 billion in 1987 and increased further to US $11.4 billion in 1988. In 1989, the trade surplus declined to US $4.6 billion, due principally to the decline in export growth. In 1990, 1991 and 1992, Korea recorded trade deficits of US $2.0 billion, US $7.0 billion and US $2.1 billion, respectively. The balance of trade in 1990, 1991 and 1992 was adversely affected by increases in oil prices that occurred in late 1990 as a result of the Persian Gulf crisis, increased imports of machinery and other capital goods and consumer goods, the economic recession in countries constituting important markets for Korean exports, principally the United States, and increased competition for Korea's exports in certain markets, principally exports to Japan from other Asian countries. In 1993 Korea recovered from its trade deficit, reaching a trade surplus of US $1.9 billion. However, in 1994 Korea again recorded a trade deficit of US $3.1 billion.

  Korea's largest trading partners are the United States and Japan. In 1994, the United States accounted for approximately 21.4% of total exports and approximately 21.1% of total imports while Japan accounted for approximately 14.1% of total exports and approximately 24.8% of total imports. Over 85% of Korea's exports are manufactured goods, machinery and transportation equipment. Korea's primary imports are commodities such as oil, iron ore, and, increasingly, consumer durables. From 1979 until the recent Gulf War, world oil and commodity prices had risen more slowly than inflation rates, and several of Korea's major imports (including oil, iron ore and coal) experienced price weakness.

  The following tables provide a breakdown of Korea's exports and imports by major commodity groups from 1988 through 1994 and the geographic distribution of Korea's foreign trade for each of the years 1989 through 1994.

                   EXPORTS BY MAJOR COMMODITY GROUPS (F.O.B.)

                                   AS %           AS %           AS %           AS %           AS %           AS %
                                    OF             OF             OF             OF             OF             OF
                            1989   TOTAL   1990   TOTAL   1991   TOTAL   1992   TOTAL   1993   TOTAL   1994   TOTAL
                          -------- ----- -------- ----- -------- ----- -------- ----- -------- ----- -------- -----
                                                              (U.S. $ MILLIONS)
Crude Materials.........     902.0   1.4    990.6   1.5    989.1   1.4  1,072.6   1.4  1,160.0   1.4  1,430.4   1.5
Minerals (Including
 Fuels).................     686.6   1.1    697.2   1.1  1,508.6   2.1  1,742.3   2.3  1,851.7   2.3  1,745.8   1.8
Chemicals...............   2,049.7   3.3  2,511.3   3.9  3,190.0   4.4  4,454.9   5.8  4,921.9   6.0  6,339.2   6.6
Manufactured Goods......  13,733.9  22.0 14,357.2  22.1 16,078.7  22.4 18,490.8  24.1 20,685.6  25.2 22,949.2  24.0
Machinery and
 Transportation
 Equipment..............  23,590.3  37.8 25,544.5  39.3 29,978.3  41.7 32,547.4  42.5 36,950.4  44.9 47,067.5  49.0
Miscellaneous
 Manufactured Goods.....  18,970.3  30.4 18,573.3  28.6 17,649.6  24.6 15,883.2  20.7 14,233.3  17.3 13,504.2  14.1
Others..................   2,444.4   3.9  2,341.6   3.6  2,474.8   3.4  2,440.1   3.2    2,433   3.0  2,976.9   3.1
                          -------- ----- -------- ----- -------- ----- -------- ----- -------- ----- -------- -----
 Total(1)...............  62,377.2 100.0 65,015.7 100.0 71,870.1 100.0 76,631.5 100.0 82,235.9 100.0 96,013.2 100.0
                          ======== ===== ======== ===== ======== ===== ======== ===== ======== ===== ======== =====

                       IMPORTS BY MAJOR COMMODITY GROUPS

                                  AS %           AS %           AS %           AS %           AS %            AS %
                                   OF             OF             OF             OF             OF              OF
                           1989   TOTAL   1990   TOTAL   1991   TOTAL   1992   TOTAL   1993   TOTAL   1994    TOTAL
                         -------- ----- -------- ----- -------- ----- -------- ----- -------- ----- --------- -----
                                                             (U.S. $ MILLIONS)
Crude Materials........   8,728.2  14.2  8,647.8  12.4  8,900.2  10.9  8,314.9  10.2  8,869.5  10.6   9,404.5   9.2
Minerals (Including
 Fuels)................   7,627.1  12.4 11,023.2  15.8 12,747.9  15.6 14,636.1  17.9 15,052.6  18.0  15,414.5  15.1
Chemicals..............   7,157.7  11.6  7,433.5  10.6  8,288.6  10.2  7,667.6   9.4  8,234.8   9.8   9,762.8   9.5
Manufactured Goods.....   9,672.2  15.7 10,580.8  15.1 13,461.7  16.5 11,898.4  14.6 12,069.7  14.4  15,936.4  15.6
Machinery and
 Transportation
 Equipment.............  21,104.8  34.3 23,940.0  34.3 28,250.7  34.7 28,965.7  35.4 28,416.8  33.9  37,408.2  36.5
Miscellaneous
 Manufactured Goods....   3,555.0   5.8  4,241.6   6.1  5,102.9   6.3  5,227.4   6.4  6,147.8   7.3   8,164.6   8.0
Others.................   3,610.2   5.9  3,976.8   5.7  4,772.9   5.9  5,065.2   6.2  5,008.9   6.0   6,257.1   6.1
                         -------- ----- -------- ----- -------- ----- -------- ----- -------- ----- --------- -----
 Total(1)..............  61,464.8 100.0 69,843.7 100.0 81,524.9 100.0 81,775.3 100.0 83,800.1 100.0 102,348.2 100.0
                         ======== ===== ======== ===== ======== ===== ======== ===== ======== ===== ========= =====

--------
(1) Amounts may not add up due to rounding.
Source: The Bank of Korea, Monthly Bulletin, April 1995.

                                    EXPORTS

COUNTRY                                      1989  1990  1991  1992  1993  1994
-------                                      ----- ----- ----- ----- ----- -----
                                                (PERCENTAGE OF TOTAL EXPORTS)
U.S.A. .....................................  33.1  29.8  25.8  23.6  22.1  21.4
Canada......................................   3.0   2.7   2.3   2.1   1.7   1.4
United Kingdom..............................   3.0   2.7   2.5   2.4   2.0   1.9
France......................................   1.4   1.7   1.6   1.3   1.1   1.0
Germany.....................................   3.4   4.4   4.4   3.8   4.4   4.5
Netherlands.................................   1.2   1.5   1.6   1.3   1.2   1.2
Japan.......................................  21.6  19.4  17.2  15.1  14.1  14.1
Hong Kong...................................   5.4   5.8   6.6   7.7   7.8   8.3
Singapore...................................   2.5   2.8   3.8   4.2   3.8   4.3
All Others..................................  25.4  29.2  34.2  38.5  41.8  41.9
                                             ----- ----- ----- ----- ----- -----
  Total..................................... 100.0 100.0 100.0 100.0 100.0 100.0
                                             ===== ===== ===== ===== ===== =====

                                    IMPORTS

COUNTRY                                      1989  1990  1991  1992  1993  1994
-------                                      ----- ----- ----- ----- ----- -----
                                                (PERCENTAGE OF TOTAL IMPORTS)
U.S.A. .....................................  25.9  24.3  23.2  22.4  21.4  21.1
Canada......................................   2.7   2.1   2.3   1.9   2.0   2.0
United Kingdom..............................   1.5   1.8   1.9   1.7   1.7   1.6
France......................................   1.4   1.8   1.7   1.7   1.8   1.8
Germany.....................................   4.3   4.7   4.5   4.6   4.7   5.0
Netherlands.................................   0.6   0.7   0.6   0.8   0.9   0.8
Japan.......................................  28.4  26.6  25.9  23.8  23.9  24.8
Hong Kong...................................   0.9   0.9   0.9   1.0   1.1   0.6
Singapore...................................   1.0   1.3   1.3   2.2   1.8   1.6
All Others..................................  33.3  35.8  37.7  39.9  40.7  40.7
                                             ----- ----- ----- ----- ----- -----
  Total..................................... 100.0 100.0 100.0 100.0 100.0 100.0
                                             ===== ===== ===== ===== ===== =====

--------

Source: National Statistical Office, Major Statistics of Korean Economy, February 1995;
    National Statistical Office, Monthly Statistics of Korea, April 1995.

  The following table summarizes Korea's balance of trade from 1987 through 1994.

                                BALANCE OF TRADE

                                                          BALANCE   EXPORTS AS %
                                  EXPORTS (1) IMPORTS (1) OF TRADE   OF IMPORTS
                                  ----------- ----------- --------  ------------
                                                 (US $ MILLIONS)
1987.............................  46,243.8    38,584.8    7,659.0     119.8
1988.............................  59,648.2    48,202.8   11,445.4     123.7
1989.............................  61,408.7    56,811.5    4,597.2     108.1
1990.............................  63,123.6    65,127.2   (2,003.6)     96.9
1991.............................  69,581.5    76,561.3   (6,979.8)     90.9
1992.............................  75,169.4    77,315.8   (2,146.4)     97.2
1993.............................  80,949.9    79,089.7    1,860.2     102.4
1994(2)..........................  93,676.3    96,757.5   (3,081.2)     96.8

--------
(1) These entries are derived from trade statistics and are valued on a F.O.B. basis.
(2) Preliminary.

Source: National Statistical Office, Major Statistics of Korean Economy, February 1995; The Bank of Korea, Monthly Bulletin, April 1995.

  BALANCE OF PAYMENTS. From 1987 to 1989, Korea had a surplus on the current account of its balance of payments. The surplus increased to US $ 14.2 billion in 1988 before declining to US $ 5.1 billion in 1989. Korea incurred a deficit on the current account of its balance of payments of US $ 2.2 billion during 1990, with deficits in the visible and invisible trade balances. In 1990, exports increased by 2.7% to US $63.1 billion. During the same period imports increased 14.6% to US $65.1 billion. The invisible trade balance decreased from a US $211 million surplus in 1989 to a deficit of US $451 million in 1990. However, the deficit on the current account of its balance of payments increased to US $8.7 billion in 1991 and US $4.5 billion in 1992. In 1993 Korea had a surplus on the current account of its balance of payments of US $385 million and in 1994, a deficit of $4.8 billion.

  The following table sets forth certain information with respect to Korea's balance of payments from 1988 through 1994.

                              BALANCE OF PAYMENTS

     CLASSIFICATION        1988       1989      1990      1991      1992      1993     1994(4)
     --------------      ---------  --------  --------  --------  --------  --------  ---------
                                                 (US $ MILLIONS)
Current Balance.........  14,160.7   5,054.6  (2,179.4) (8,727.7) (4,528.5)    384.6   (4,777.8)
  Trade Balance.........  11,445.4   4,597.2  (2,003.6) (6,979.8) (2,146.4)  1,860.2   (3,081.2)
    Exports (1).........  59,648.2  61,408.7  63,123.6  69,581.5  75,169.4  80,949.2   93,676.3
    Imports (1).........  48,202.8  56,811.5  65,127.2  76,561.3  77,315.8  79,089.7   96,757.5
  Invisible Trade
   Balance..............   1,267.2     210.8    (450.6) (1,595.5) (2,614.3) (1,966.8)  (2,295.1)
  Unrequired Transfers
   (Net)................   1,448.1     246.6     274.8    (152.4)    232.2     491.2      598.5
Long-term Capital
 Balance (2)............  (2,732.8) (3,362.5)    547.5   4,185.8   7,232.7   8,899.8    6,133.0
  Loans and Investment..  (1,891.7) (1,104.8)     33.3   3,091.2   5,160.3   8,707.3    7,406.8
  Others (Net)..........    (841.1) (2,257.7)    514.2   1,094.6   2,072.4     192.5   (1,273.8)
Basic Balance...........  11,427.9   1,692.1  (1,631.9) (4,541.9)  2,704.2   9,284.4    1,355.2
Short-term Capital
 Balance (2)............   1,336.3      60.3   3,333.7      41.2   1,109.9  (2,021.2)   2,951.1
Errors and Omissions....    (589.0)    700.7  (1,975.7)    759.9   1,084.0    (721.0)  (1,504.1)
Overall Balance.........  12,175.2   2,453.1    (273.9) (3,740.8)  4,898.1   6,542.2    2,802.2
Financial Account (3)... (12,175.2) (2,453.1)    273.9   3,740.8  (4,898.1) (6,542.2)  (2,802.2)
  Liabilities...........  (1,320.0)    966.3   1,486.6   8,429.8   1,947.4     673.7    8,353.4
  Assets................ (10,855.2) (3,419.4) (1,212.7) (4,689.0) (6,845.5) (7,215.9) (11,155.6)

--------
(1) These entries are derived from trade statistics and valued on an F.O.B.
    basis.
(2) The distinction between long-term and short-term capital is based on an original maturity of one year or more.
(3) Includes borrowings from the International Monetary Fund, syndicated bank loans and short-term borrowings.
(4) Preliminary.

Source: National Statistical Office, Major Statistics of the Korean Economy, February 1995.

  The following table shows Korea's total official reserves as of December 31 for the years 1989 through 1994.

                            TOTAL OFFICIAL RESERVES

                            1989     1990     1991     1992     1993   1994(3)
                          -------- -------- -------- -------- -------- --------
                                             (US $ MILLIONS)
Gold (1).................     31.6     31.6     32.3     32.6     33.3     33.6
Foreign Exchange (2)..... 14,977.8 14,459.1 13,306.0 16,639.9 19,704.2 25,032.0
Total Gold and Foreign
 Exchange................ 15,009.4 14,490.7 13,338.3 16,672.5 19,737.5 25,065.6
Reserve Position at IMF..    234.2    317.3    364.9    439.3    466.7    530.8
Special Drawings Rights..      1.6     14.3     29.8     42.1     58.2     76.3
                          -------- -------- -------- -------- -------- --------
  Total Official
   Reserves.............. 15,245.2 14,822.4 13,733.0 17,153.9 20,262.4 25,672.7
                          ======== ======== ======== ======== ======== ========

--------
(1) For this purpose, domestically-owned gold is valued at US $42.22 per troy ounce (31.1035 grams) and gold deposited overseas is calculated at cost of purchase.
(2) Since January 1, 1988, foreign exchange holdings of domestic foreign exchange banks have been excluded.
Source: The Bank of Korea, Monthly Bulletin, April 1995.

  EXCHANGE CONTROLS. Only authorized foreign exchange banks are permitted to effect foreign exchange transactions. Approval by the MFE is required to become an authorized foreign exchange bank.

  Authorization or approval, either by the MFE, The Bank of Korea or authorized foreign exchange banks, as appropriate, is necessary for overseas remittances, issuance of international bonds and certain other instruments, overseas investments and other transactions involving foreign exchange payments in conformity with the foreign exchange control regulations unless such authorization or approval is expressly exempted under the regulations.

FOREIGN EXCHANGE

  Prior to 1989, The Bank of Korea set daily exchange rates for the Won based on a trade-weighted multi-currency basket system. This rate was known as The Bank of Korea concentration base rate. In 1989, the Korean government announced a three-phase plan to produce a free-floating exchange rate system. The first phase allowed the domestic banks to decide buying and selling rates of foreign exchange within narrow limits of The Bank of Korea concentration base rate. In the second phase, which took effect in March 1990, the trade-weighted multi-currency basket system was replaced by a system whereby the foreign exchange rates are determined by averaging the previous day's inter-bank rates settled through the Korea Financial Telecommunications and Clearings Institute, weighted by trading volume. This system is known as the market average exchange rate system. Under this system, foreign exchange rates are permitted to move each day within narrow ranges on either side of the market average exchange rates published daily by the Korea Financial Telecommunications and Clearings Institute. The government recently announced that it would decide whether to introduce a free-floating exchange rate system during 1996 and 1997 after considering trends in the international monetary system.

  The following table shows exchange rates (The Bank of Korea concentration base rate until February 1, 1990 and the market average exchange rate thereafter) of the Won from 1988 through 1994 and for the first three months of 1995.

                            EXCHANGE RATE OF THE WON

                                 EXCHANGE RATE

                              (IN WON PER DOLLAR)
December 31, 1988......................................................... 684.1
December 31, 1989......................................................... 679.6
December 31, 1990......................................................... 716.4
December 31, 1991......................................................... 760.8
December 31, 1992......................................................... 788.4
December 31, 1993......................................................... 808.1
December 31, 1994......................................................... 788.7
January 31, 1995.......................................................... 786.7
February 28, 1995......................................................... 786.0
March 31, 1995............................................................ 771.5
April 30, 1995............................................................ 761.8
May 31, 1995.............................................................. 761.0

--------

Source: The Bank of Korea, Monthly Bulletin, June 1995.

  The market average exchange rate as of a recent date is set forth on the inside cover page of the Prospectus.

GOVERNMENT FINANCE

  The MFE is responsible for the preparation of the national budget. The fiscal year commences on January 1, and the budget must be submitted to the National Assembly for its approval not later than 90 days prior to the commencement of the fiscal year. Supplementary budgets revising the original budget may be submitted to the National Assembly for its approval at any time during the fiscal year.

  The fiscal budget of the government consists of a General Account and Special Accounts. Revenues in the General Account include national taxes, stamp duties and profits from government monopolies. Expenditures include those for general administration, national defense, community service, education, health, social security services, certain annuities and pensions, and local finance, which comprises the transfer of tax revenues to local governments.

  Special Accounts are set up to aggregate the accounts of certain functions of the government to achieve more effective budgetary control and administration. They include government activities of a business nature, such as communications, grain administration and government procurement.

  The following table sets out government revenues and expenditures, excluding Special Accounts, for the years 1988 to 1994.

           CONSOLIDATED CENTRAL GOVERNMENT REVENUES AND EXPENDITURES

                           1988     1989     1990     1991     1992     1993   1994(1)
                         -------- -------- -------- -------- -------- -------- --------
                                                 (WON BILLIONS)
Revenues
  Internal Taxes........ 12,545.1 15,211.0 19,134.2 24,029.8 30,099.1 34.178.2 38,461.5
  Customs Duties........  2,573.3  2,099.1  2,774.5  3,435.3  3,153.4  2,885.9  3,448.9
  Defense Surtax........  2,978.4  3,614.7  4,575.1  1,462.5    329.7    269.1     79.5
  Education Surtax......    512.3    423.4    521.3    816.0    943.2    998.9  1,204.9
  Monopoly Profits......    874.0     74.6      --       --       --       --       --
  Agricultural and
   Fishery Special Tax..      --       --       --       --       --       --     185.5
  Government Enterprises
   Receipts (Net).......    331.5    408.3    590.5    810.2  1,042.2    902.3  1,078.9
  Others................  4,133.9  7,016.8  6,942.7  8,774.7 10,699.1 13,893.6  7,601.2
                         -------- -------- -------- -------- -------- -------- --------
    Total Revenues...... 23,948.3 28,847.9 34,538.3 39,328.5 46,266.6 53,127.9 54,509.5
                         ======== ======== ======== ======== ======== ======== ========

Expenditures
  Defense...............  5,572.1   6,147.4  6,854.0   8,012.0   8,770.8   9,308.1 10,055.5
  General Expenses...... 11,241.9  14,703.7 18,973.0  22,319.5  23,682.6  26,951.1 31,118.1
  Fixed Capital Forma-
   tion.................  1,540.5   2,032.5  2,401.0   2,048.8   2,821.4   2,889.1  2,547.4
  Others................  2,968.9   5,483.5  5,609.0   8,616.6  11,685.6  13,721.3  9,053.4
                         --------  -------- --------  --------  --------  -------- --------
    Total Expenditures.. 21,323.3  28,367.1 33,836.9  40,996.8  46,960.4  52,869.7 52,774.3
                         ========  ======== ========  ========  ========  ======== ========
Net Lending.............    (73.4)     37.0    (53.6)     38.4      (5.3)     23.3      5.5
Budget Surplus..........  2,698.4     443.8    754.9  (1,706.7)   (688.5)    234.8  1,729.7

--------
(1)  Preliminary.
Source: The Bank of Korea, Monthly Bulletin, April 1995.

EXTERNAL DEBT

  The rapid economic development of Korea has led to large foreign borrowings. The private and governmental external debt of Korea was US $40.5 billion at the end of 1987. Since then, the external debt declined to US $31.7 billion as of December 31, 1990 as a result of substantial current account surpluses, but rose to US $39.1 billion, US $42.8 billion, US $43.9 billion and US $52.8 billion as of December 31, 1991, 1992, 1993 and October 31, 1994, respectively, as a result of current account deficits in each of these years.

                      BROKERAGE AND PORTFOLIO TRANSACTIONS

  Subject to the general supervision of the Fund's Board of Directors, Alliance is responsible, and, with respect to the Fund's investments in Korean securities, Alliance and Orion are jointly responsible, for the placing of the orders for portfolio transactions for the Fund. The Fund allocates portfolio transactions for execution by brokers that offer best execution, taking into account such factors as size of order, difficulty of execution and skill required to execute, in the case of agency transactions, the commission, and in the case of principal transactions, the net price. Any number of brokers may be used for execution of the Fund's portfolio transactions. Alliance and Orion effect the bulk of the Fund's transactions in Korean securities through brokers, dealers or underwriters located in that country. U.S. government or corporate debt or other U.S.

securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters. The Fund may place brokerage orders with Donaldson, Lufkin & Jenrette Securities Corporation, a U.S. registered broker-dealer and an affiliate of Alliance, and with Tong Yang Securities, an affiliate of Orion. The Fund will not engage in principal transactions with Tong Yang Securities or any other affiliate of the Fund unless an exemption is received from the Securities and Exchange Commission allowing the Fund to do so. At present, the Fund does not intend to apply for such exemptive relief.

  With respect to orders placed with Donaldson, Lufkin & Jenrette Securities Corporation and Tong Yang Securities for execution on a securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

  Subject to best execution, orders may be placed with brokers that supply research, market and statistical information to the Fund and Alliance or Orion. The research may be used by Alliance or Orion in advising other clients, and the Fund's negotiated commissions to brokers supplying research may not represent the lowest obtainable commission rates.

  The Fund's Board of Directors reviews periodically the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits realized by the Fund.

  During the fiscal years ended April 30, 1993, 1994 and 1995, the Fund incurred brokerage commissions amounting in the aggregate to $198,834, $60,853 and $276,480. During the fiscal years ended April 30, 1993, 1994 and 1995, brokerage commissions amounting in the aggregate to $22,153, $9,623 and $52,315, respectively, were paid to Tong Yang Securities. During the fiscal years ended April 30, 1993, 1994 and 1995, no brokerage commissions were paid to Donaldson, Lufkin & Jenrette Securities Corporation and brokerage commissions amounting in the aggregate to $5,854, $5,110 and $17,125, respectively, were paid to brokers utilizing the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation. During the fiscal year ended April 30, 1995, the brokerage commissions paid to Tong Yang Securities constituted 18.9% of the Fund's aggregate brokerage commissions, the brokerage commissions paid to Donaldson, Lufkin & Jenrette Securities Corporation constituted 0% of the Fund's aggregate brokerage commissions and the brokerage commissions paid to brokers utilizing the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation constituted 6.2% of the Fund's aggregate brokerage commissions. During the fiscal year ended April 30, 1995, of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, 19.9% were effected through Tong Yang Securities, 0% were effected through Donaldson, Lufkin & Jenrette Securities Corporation and 6.4% were effected through brokers utilizing the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation. During the fiscal year ended April 30, 1995, transactions in portfolio securities of the Fund aggregated approximately $11,167,652 with associated brokerage commissions of approximately $55,296, were allocated to persons or firms supplying research services to the Fund, Alliance or Orion.

                          DIVIDENDS AND DISTRIBUTIONS

  The Fund will distribute to shareholders of record, at least annually at approximately year-end, substantially all of its net investment income from dividends and interest and net realized capital gains, if any. If the Fund's annual operating expenses exceed its dividend and interest income for the year, the excess will be charged to the Fund's capital and no income dividends will be paid.

                           DIVIDEND REINVESTMENT PLAN

  Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan") all shareholders whose shares are registered in their own names will have all distributions reinvested automatically in additional shares of the Fund by State Street Bank and Trust Company (the "Agent"), as agent under the Plan, unless a shareholder elects to receive cash. Shareholders whose shares are held in the name of a broker or nominee will automatically have distributions reinvested by the broker or the nominee in additional shares under the Plan, unless the shareholder elects to receive distributions in cash. If the service is not available, such distributions will be paid in cash.

  The Agent has furnished each shareholder with written information relating to the Plan. Included in such information were procedures for electing to receive dividends and distributions in cash (or, in the case of shares held in the name of a broker or a nominee who does not participate in the Plan, for electing to participate in the Plan). Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee for details. All distributions to investors who elect not to participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of State Street Bank and Trust Company, as the dividend-paying agent.

  If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the shares may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of the Fund valued as follows:

    (i) If the shares are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

    (ii) If the shares are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchase will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been in shares issued by the Fund.

  The Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Agent in the name of the participant and each shareholder's proxy will include those shares purchased pursuant to the Plan. Share certificates will not be issued in the name of individual Plan participants.

  There is no charge to participants for reinvesting dividends and capital gains distributions. The fees of the Agent for handling the reinvestment of dividends and capital gains distributions are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will bear a pro-rata share of brokerage commissions incurred with respect to the Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions paid in cash.

  The automatic reinvestment of income and capital gains distributions will not relieve participants of any income tax that may be payable on such income and capital gains distributions.

  Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any income or capital gain distributions paid subsequent to written notice of the change sent to the Plan participants at least 90 days before the date of such income or capital gain distribution. The Plan may also be amended or terminated by the Agent, with the Fund's prior consent, on at least 90 days' written notice to Plan participants. All correspondence concerning the Plan should be directed to State Street Bank and Trust Company, at P.O. Box 1713, Boston, Massachusetts 02105.

                                    TAXATION

  The following summary addresses the principal United States and Korean income tax considerations regarding the purchase, ownership and disposition of shares in the Fund. The Fund and its shareholders may also be subject to other United States federal, state, local and foreign taxes.

  IN VIEW OF THE INDIVIDUAL NATURE OF TAX CONSEQUENCES, EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OWN TAX ADVISER WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF BEING A SHAREHOLDER OF THE FUND, INCLUDING THE EFFECT AND APPLICABILITY OF UNITED STATES FEDERAL, STATE AND LOCAL, AS WELL AS FOREIGN AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES THEREIN.

  The statements regarding taxation set out below are based on those laws in force on the date of this Prospectus and are subject to any subsequent changes in such laws.

UNITED STATES FEDERAL INCOME TAXES

  The following discussion of the United States federal income taxes is based upon the advice of Seward & Kissel, counsel for the Fund.

  GENERAL. The Fund intends to continue to qualify and elect to be treated as a "regulated investment company" under sections 851 through 855 of the Code. To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currency, or certain other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currency; (ii) derive less than 30% of its gross income in each taxable year from the sale or other disposition within three months of their acquisition by the Fund of (a) stock or securities, (b) options, futures or forward contracts, and (c) foreign currencies (or options, futures or forward contracts on foreign currencies) that are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stocks or securities); and (iii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, U.S. government securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies).

  The United States Treasury Department is authorized to issue regulations to provide that foreign currency gains that are "not directly related" to the Fund's principal business of investing in stock or securities may be excluded from the income which qualifies for purposes of the 90% gross income requirement described above with respect to the Fund's qualification as a "regulated investment company." No such regulations have yet been issued.

  If the Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to holders of the Fund's shares ("Holders") of 90% or more of its net investment income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to Holders.

  The Fund will also avoid the nondeductible 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to the Holders equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income for the twelve-month period ending on October 31 (or November 30 or December 31 if elected by the Fund) of such year, and (iii) any ordinary income or capital gain net income from preceding calendar years that was not previously distributed. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund by year-end.

  The Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income or excise taxes (see "Dividends and Distributions"). However, Korean exchange control or other regulations on the repatriation of investment income, capital or the proceeds of securities sales by non-Korean individuals or entities may limit the Fund's ability to make distributions sufficient in amount to avoid being subject to one or both of such federal taxes. For federal income and excise tax purposes, dividends declared in October, November or December and payable to Holders of record as of a date in one of such months will be treated as if they were paid on December 31 of such calendar year provided that the dividends are actually paid during the following January. These dividends will be taxable to Holders in the year declared and not in the year in which Holders actually receive the dividend.

  If the Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" for federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to United States federal income taxation on a portion of any "excess distribution" it receives from the foreign corporation or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its United States Holders (as defined below). The Fund may also be subject to additional tax in the nature of an interest charge in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a "passive foreign investment company" will not give rise to any deduction or credit to the Fund or any Holder. A "passive foreign investment company" means any foreign corporation if, for any taxable year during which its stock was held by the Fund, either
(i) it derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) at least 50% by value (or adjusted tax basis, if elected) of the assets held by the corporation produce "passive income." If the Fund owns shares in a "passive foreign investment company" and the Fund does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% and calendar year distribution requirements described above. Proposed federal income tax regulations would allow the Fund to elect to "mark to market" shares it owns in "passive foreign investment companies" at the end of each of the Fund's taxable years. If the Fund were to make this election, the Fund would recognize annually as ordinary income the annual increase, if any, in the value of any such shares held by the Fund at year-end, and the interest charge on deferred taxes described above would be inapplicable. It is not clear whether the Fund will ultimately be able to make this election.

  CURRENCY FLUCTUATIONS--"SECTION 988" GAINS OR LOSSES. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies or from the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss.

These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's net investment income available to be distributed to its Holders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If section 988 losses exceed such other net investment income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to Holders, rather than as an ordinary dividend, reducing each Holder's basis in his Fund shares. To the extent that such distributions exceed such Holder's basis, they will be treated as a gain from the sale of shares. As discussed below, certain gains or losses with respect to forward foreign currency contracts, over-the-counter options on foreign currencies and certain options traded on foreign exchanges will also be treated as section 988 gains or losses.

  OPTIONS, FUTURES CONTRACTS AND FORWARD FOREIGN CURRENCY CONTRACTS. Certain listed options, regulated futures contracts and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts other than forward foreign currency contracts and non-equity options and regulated futures contracts for non-U.S. currency for which the Fund elects section 988 treatment will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by the Fund on forward foreign currency contracts and non-equity options and regulated futures contracts for non-U.S. currency for which the Fund elects section 988 treatment will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to Holders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of Code section 1256.

  The Internal Revenue Service has the authority to issue regulations that would permit or require the Fund either to integrate a foreign currency hedging transaction with the investment that is hedged and treat the two as a single transaction, or otherwise to treat the hedging transaction in a manner that is consistent with the hedged investment. Temporary regulations that were recently issued under this authority generally should not apply to the type of hedging transactions in which the Fund intends to engage.

  Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to Holders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges, to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

  Any option, futures contract, forward foreign currency contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition on one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle position be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term capital loss and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions be deferred. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

  UNITED STATES HOLDERS--DISTRIBUTIONS. Distributions payable by the Fund either in cash or in additional shares to an individual Holder who is a citizen or resident of the United States or a United States corporation (a "United States Holder") will be subject to United States federal income taxes. United States Holders electing to receive such distributions in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value, determined as of the payment date, of the shares received. Such value may exceed the amount of the cash distribution that would have been paid. In either event, the Holder's cost basis in the shares received will equal the amount recognized as a taxable distribution. Distributions to United States Holders of the Fund's dividend and interest income and of any net short-term capital gain in any year will be taxable as ordinary income to such Holders to the extent of the Fund's taxable income (without regard to any net capital gain) for that year.

  It is anticipated that substantially all of the distributions of the Fund's ordinary income and any net short-term capital gain will be taxable as ordinary income to United States Holders. Distributions which are so taxable will constitute dividends for federal income tax purposes but in general will not be eligible for the 70% dividends-received deduction for corporations. To the extent that such distributions to a United States Holder in any year are not taxable as ordinary income, they will be treated as a nontaxable return of capital and will reduce the United States Holder's basis in his shares. The amount of such distributions, if any, in excess of the Holder's basis in his shares, will be treated as a gain from the sale of shares, as discussed below. Distributions of the Fund's net capital gain (which will be designated as capital gain dividends by the Fund) will be taxable to United States Holders as long-term capital gain, regardless of the length of time the Holder has held his shares.

  After the end of the taxable year, the Fund will notify United States Holders of the United States federal income tax status of any distributions made by the Fund to such Holders during such year.

  UNITED STATES HOLDERS--SALES AND REDEMPTIONS. A United States Holder will recognize taxable gain or loss if the Holder sells or redeems shares of the Fund. Any gain or loss arising from such sale or redemption generally will be capital gain or loss except in the case of a dealer or a financial institution and will be long-term capital gain or loss if such Holder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. However, any capital loss arising from the sale or redemption of shares held for six months or less by a Holder shall be treated as a long-term capital loss to the extent of the amount of capital gain dividends received by the Holder with respect to the shares. In determining the holding period of such shares for this purpose, any period during which a Holder's risk of loss is offset by means of options, short sales or similar transactions is not counted. Under current law, capital gains are taxed at the same rate as ordinary income, except that the maximum rate on long-term capital gains is 28% for individuals.

  Any loss realized by a United States Holder on a sale or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Plan will constitute a replacement if made within the period. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

  UNITED STATES HOLDERS--FOREIGN TAX CREDITS. Income received by the Fund may also be subject to foreign income taxes, including withholding taxes. See "Korean Taxes" below. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its Holders the amount of foreign taxes paid by the Fund. While the Fund expects to meet the foregoing requirements, there can be no assurance that the Fund will be able to do so. Pursuant to this election a United States Holder will be required to (i) include in gross income (in addition to taxable dividends actually received) his pro rata share of foreign taxes paid by the Fund, (ii) treat his pro rata share of such foreign taxes as having been paid by him, and (iii) either deduct such pro rata share of foreign taxes in computing his taxable income or treat such foreign taxes as a credit against United States federal income taxes. No deduction for foreign taxes may be claimed by an individual United States Holder who does not itemize deductions. In addition, certain individual United States Holders may be subject to rules which limit or reduce their ability to fully deduct their pro rata share of the foreign taxes paid by the Fund. Each Holder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will pass through for that year and, if so, such notification will designate (i) such Holder's portion of the foreign taxes paid to each such country and (ii) the portion of dividends that represents income derived from sources within each such country.

  Generally, a credit for foreign taxes may not exceed the United States Holder's United States tax attributable to its total foreign source taxable income. Generally, the source of the Fund's income flows through to its Holders. Thus, dividends and interest received by the Fund in respect of Korean securities will give rise to foreign source income to the Holders. However, certain items of the Fund's income, including income and gains from securities transactions (including Korean securities) as well as certain foreign currency gains, are ordinarily treated as United States source income to Holders under the Code. However, if the Fund becomes subject to Korean taxation on its capital gain income due to the inapplicability of certain provisions of the Korean Tax Treaty, as described below, the Fund should be able to elect to treat such gains as foreign source, with the result that United States Holders would be deemed to receive foreign source income against which the foreign tax credit could be applied. The overall limitation on a foreign tax credit is also applied separately to specific categories of foreign source income, including foreign source "passive income," such as dividends, interest and capital gains. Further, the foreign tax credit is allowed to offset only 90% of any alternative minimum tax to which a United States Holder may be subject. As a result of these rules, certain United States Holders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. If the United States Holder could not credit the foreign tax paid because of an absence of sufficient foreign source income, double taxation of such gain could only be mitigated by deducting the Korean tax paid, which may be subject to limitation as described above.

  The federal income tax status of each year's distributions by the Fund will be reported to Holders and to the Internal Revenue Service. The foregoing is only a general description of the treatment of foreign taxes under the United States federal income tax laws. Because the availability of a foreign tax credit or deduction will depend on the particular circumstances of each Holder, potential investors are advised to consult their own tax advisers.

  UNITED STATES HOLDERS--BACKUP WITHHOLDING. The Fund may be required to withhold United States federal income tax at the rate of 31% of all taxable distributions payable to United States Holders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a United States Holder's United States federal income tax liability or refunded.

  NON-UNITED STATES HOLDERS--DISTRIBUTIONS. A Holder who is not a United States Holder (a "Non-United States Holder") and whose income from the Fund is not effectively connected with the conduct of a

United States trade or business carried on by such Holder (i) will have tax withheld on ordinary income considered distributed by the Fund at a rate of 30% or a lower tax treaty rate, if applicable, and (ii) will not be subject to tax on capital gain dividends as long as such Holder is not a nonresident alien individual who was present in the United States for 183 days or more during the taxable year. Non-United States Holders may also be subject to United States withholding tax (at a rate of 30% or a lower tax treaty rate) on dividend income treated as arising from the pass-through of foreign taxes paid by the Fund, but may not be able to claim a foreign credit or deduction with respect to such taxes.

  A Non-United States Holder whose holdings in the Fund are effectively connected with a United States trade or business carried on by such Holder will be taxed on actual and deemed distributions received from the Fund in the same manner as a United States Holder as discussed above. Each Non-United States Holder should consult his own tax adviser to determine whether his holdings in the Fund would be treated as effectively connected with the conduct of a United States trade or business.

  NON-UNITED STATES HOLDERS--SALES AND REDEMPTIONS. Any gain arising from (or treated as arising from) the sale or redemption by a Non-United States Holder of his shares will not be subject to United States federal income tax unless
(i) the gain is effectively connected with a United States trade or business carried on by such Holder, in which event the gain will be taxed in the same manner as for a United States Holder as discussed above, or (ii) the gain is a capital gain and, among other requirements, the Non-United States Holder is a nonresident alien individual who was present in the United States for 183 days or more during the taxable year. Usually a nonresident alien present in the United States for 183 days or more during a taxable year will be taxed in the same manner as a United States Holder, as discussed above. When this is not the case, the capital gain (less any capital losses) may be taxed at a 30% rate unless such capital gain is exempt from United States taxation, or subject to a lower rate of tax, by reason of an applicable tax treaty.

  NON-UNITED STATES HOLDERS--BACKUP WITHHOLDING. Under existing Code provisions and the Treasury regulations thereunder, (i) ordinary income dividends distributed to a Non-United States Holder will not be subject to United States information reporting or to 31% backup withholding if the payor thereof is satisfied that the payee is a Non-United States Holder, and (ii) the gross proceeds from the sale or redemption by a Non-United States Holder of his shares will not be subject to United States information reporting or to 31% backup withholding if the payor thereof is satisfied that (a) the payee is a Non-United States Holder, (b) any gain arising from the sale or redemption is not effectively connected with a trade or business that the Non-United States Holder is or expects to be engaged in, and (c) the Non-United States Holder (if an individual) has not been and does not plan to be present within the United States for 183 days or more during the taxable year of the sale or redemption (or, in lieu of (b) and (c) above, any gain arising from the sale or redemption is exempt from United States federal income tax under an income tax treaty with the United States of which such Holder is a beneficiary). Non-dividend distributions made by the Fund may be subject to United States information reporting, regardless of the status of the Holder. These results may be altered by future amendments to applicable Treasury regulations. Notwithstanding anything to the contrary contained in the foregoing, distributions will not be subject to 31% backup withholding if the payor is satisfied that the payee is a corporation.

  The foregoing contains a general discussion of the federal income tax consequences to Non-United States Holders of distributions by the Fund and sales and redemptions of shares. Non-United States Holders should consult their own tax advisers as to the application of the principles discussed to their particular circumstances and as to the foreign, state and local tax consequences of the purchase, ownership and disposition of shares of the Fund.

KOREAN TAXES

  The following discussion of certain Korean tax matters relating to the Fund and its shareholders is based upon the advice of Shin & Kim, Korean counsel to the Fund.

  Assuming the Fund does not maintain any permanent establishment within Korea, under the provisions of the income tax treaty between the United States and Korea (the "Korean Tax Treaty"), the Fund generally will not be subject to any Korean income taxes other than those Korean withholding taxes described below.

  Under current Korean law, when the Korean Tax Treaty applies, payments to the Fund of interest income by Korean corporations would be subject to a 12% Korean withholding tax and a resident withholding tax of 7.5% of that tax, for a total Korean tax of 12.9%, and dividends received by the Fund from Korean corporations will generally be subject to a 15% Korean withholding tax and a resident withholding tax of 7.5% of that tax, for a total Korean tax of 16.125%. The rate of this total tax on dividends is reduced to 10.75% if the Fund owns at least 10% of the outstanding voting shares of the Korean corporation paying the dividend and if certain other conditions are satisfied. Under the rules of the KSEC currently in effect, each foreign investor, such as the Fund, generally may not own more than 3% of the total outstanding equity shares of each class of a listed company. Under current Korean law, when the Korean Tax Treaty applies, capital gains derived by the Fund upon the sale of stock or other securities of Korean corporations will be exempt from any Korean withholding tax.

  Neither the reduced tax rate nor the exemption under the provisions of the Korean Tax Treaty will apply to the dividend, interest and capital gain income derived by the Fund from Korean corporations if both (i) the Fund is treated by the Korean tax authorities, by reason of the existence of special measures under United States federal income tax law, as being subject to United States federal income tax with respect to any of those types of income in an amount substantially less than the United States federal income tax generally imposed on corporate profits, and (ii) at least 25% of the Fund's outstanding shares are considered owned, directly or indirectly, by one or more persons who are not individual residents of the United States. The MFE has ruled that a U.S. investment company incorporated in order to invest in Korean securities will not be considered 25% or more owned by persons who are not individual residents of the United States as long as all the shares of such company are listed solely on a recognized stock exchange(s) in the United States and the shares of such company are traded on such stock exchange(s) by general investors. At present, all of the Fund's shares are listed solely on the New York Stock Exchange and the shares of the Fund are traded on such stock exchange by general investors within the meaning of this ruling. The Board of Directors has no intention of listing the shares on any other stock exchange. Accordingly, insofar as all of the Fund's shares are listed solely on the New York Stock Exchange and the shares of the Fund are traded on such stock exchange by general investors, the benefits of the Korean Tax Treaty will be available to the Fund.

  The Korean tax treatment described above with respect to income derived by the Fund could change in the event of changes in Korean or United States tax laws or changes in the terms of, or the interpretation by the Korean tax authorities of, the Korean Tax Treaty. If the benefits of the Korean Tax Treaty are not applicable to the Fund, the total rate of Korean withholding taxes (including the resident tax) imposed on the dividend and interest income derived by the Fund from Korean corporations will be 26.875%, and capital gains derived by the Fund from the sale of Korean stock or other securities will be subject to a Korean withholding tax equal to the lower of (i) 10.75% of the gross sales proceeds, or (ii) 26.875% of the difference between the gross sales proceeds and the acquisition cost of the stock or security sold (excluding any transaction charges, commissions, fees or taxes paid at the time of acquisition), provided the Fund can provide satisfactory evidence of the acquisition cost.

  Whether or not the Korean Tax Treaty applies, payments of interest on bonds denominated in a foreign currency issued by Korean entities are currently exempted from income taxes, including withholding taxes, by virtue of the Korean Tax Exemption and Reduction Control Law of 1993 as amended ("TERCL"). As a result of such exemption, the resident tax referred to above is also eliminated. Under the TERCL, the tax exemptions on such interest payments will expire on December 31, 1998, and it is not certain whether such exemption will be extended.

  Under current Korean law, no Korean inheritance and gift tax will apply to any testamentary, intestate or intervivos transfer of the shares of the Fund unless the decedent or the donee, as the case may be, is domiciled in Korea.

  A securities transaction tax is payable on the transfer of shares issued by a Korean corporation. The securities transaction tax is assessed at the rate of 0.3% of the sale price of the shares (except when the sale price is less than the par value of the share traded on the Exchange, in which case no tax is charged, or when the shares are traded outside the Exchange, in which case the tax is payable at the rate of 0.5% of the sale price); provided, however, that any such securities transaction tax will not be imposed if (i) the shares are listed on a foreign stock exchange and the sales are executed on such exchange; or (ii) the sales are executed between non-residents without a permanent establishment in Korea and the non-resident investor did not own 10% or more of the total issued and outstanding shares at any time during the five years before the year within which the transfer occurs and the non-resident investor does not sell such shares through a securities company in Korea. Effective as of July 1, 1994, an additional agricultural and fishery special tax will be imposed on securities transactions on the Exchange which will equal 0.15% of the sales price. Under the terms of the relevant law, this agricultural and fishery special tax expires on June 30, 2004.

  The transferor of shares is obliged to pay the securities transaction tax. When the transfer is effected through the Korea Securities Depository, the Korea Securities Depository will withhold the tax, and when such transfer is made through a securities company only such securities company will make the withholding. Where the transfer is effected by a non-resident individual or a non-resident corporation without a permanent establishment in Korea other than through the Korea Securities Depository or a securities company in Korea, the transferee is required to withhold the securities transaction tax. For the purpose of the securities transaction tax, warrants or rights to subscribe shares are deemed shares.

  Korean stamp duty will not apply to the sale of Korean securities made on the Exchange or over the counter by the Fund.

                            CERTAIN OWNERS OF RECORD

  Set forth below is certain information as to all persons who owned of record 5% or more of the outstanding shares of Common Stock of the Fund as of the close of business on September 8, 1995.

The Chase Manhattan Bank, N.A.
 1 Chase Manhattan Plaza
 3B-Proxy Dept.
 New York, NY 10081                     5.09%
Smith Barney, Inc.
 c/o ADP Proxy Services
 51 Mercedes Way
 Edgewood, NY 11717                     6.60%
Morgan Guaranty Trust Co. of New York
 37 Wall Street, 16th Floor
 New York, NY 10260                     7.97%
Merrill Lynch, Pierce, Fenner & Smith
 4 Corporate Place
 Corporate Park 287, 2nd Floor
 Piscataway, NJ 08855                  10.34%

The Korean
Investment
Fund


PORTFOLIO OF INVESTMENTS
April 30, 1995                                       The Korean Investment Fund
-------------------------------------------------------------------------------

Company                                                  Shares      U.S.$Value
-------------------------------------------------------------------------------
COMMON & PREFERRED STOCKS - 99.0%
CONSUMER MANUFACTURING - 20.6%
AUTO & RELATED - 9.8%
Hanil E Wha Corp Ltd.                                     8,300    $   338,598
Hyundai Motor Co., Ltd.                                  15,000        924,772
Kia Motors Corp.* (GDS)(a)                               67,200        991,200
Sam Lip Industrial Co.                                   39,310      2,114,134
Sam Sung Radiator Industries                             24,000      2,156,490
Yoosung Enterprise                                       15,000        869,679
                                                                     7,394,873
BUILDING & RELATED - 6.0%
Hanil Cement Manufacturing                               30,132      1,660,056
Hanshin Construction Co.                                 52,473        450,840
Hyundai Cement Co.                                          100          4,329
Keum Kang, Ltd.                                          29,000      2,438,382
                                                                     4,553,607
TEXTILE PRODUCTS - 4.8%
Baikyang Co.                                              2,880        487,335
Cheil Synthetics Inc.                                    39,690        963,160
Korea Moolsan Co., Ltd.                                  30,000        527,317
  new #1                                                  7,721        111,407
Sunkyong Industrial                                      38,254      1,530,461
                                                                     3,619,680
                                                                    15,568,160

BASIC INDUSTRIES - 20.4%
CHEMICALS - 3.2%
Hannong                                                  15,000    $   948,383
Hanwha Chemical Corp.                                    20,000        459,107
Kun Sul Chemical Industries                              20,150      1,044,041
                                                                     2,451,531
CONTAINERS - 1.2%
Jindo Corp.                                                 126          2,727
Hyundai Precision                                        36,050        912,658
                                                                       915,385
MINING & METALS - 11.6%
Dae Han Jung Suok                                         9,364        389,373
  new #1                                                    645         26,820
  new # 2                                                 3,110        129,320
Dongkuk Steel Mill                                       95,811      2,425,595
Dong Won Co. Ltd.*                                        5,000        141,011
Inchon Iron & Steel                                      10,400        477,471
Moon Bae Steel Co. Ltd.                                  13,700        767,530
Nam Sun Aluminum                                         10,000        253,165
Pohang Iron & Steel Mill                                 48,100      4,138,991
                                                                     8,749,276
PAPER & FOREST PRODUCTS - 4.0%
Donghae Pulp Co.                                         11,300        398,728
Hansol Paper Manufacturing Co.                           61,408      2,601,795
                                                                     3,000,523
OTHER - 0.4%
Doosan Glass Co.                                         17,510        298,590
                                                                    15,415,305


4

                                                     The Korean Investment Fund
-------------------------------------------------------------------------------

Company                                                  Shares      U.S.$Value
-------------------------------------------------------------------------------
FINANCIAL SERVICES - 19.0%
BANKING - 7.1%
Cho Hung Bank                                            60,390    $   732,744
Daegu Bank, Ltd.                                         16,000        197,285
Hana Bank                                                72,800      1,308,270
Kookmin Bank                                             50,000        977,241
Korea Exchange Bank                                     100,000        951,007
  new #1                                                 29,090        251,845
Shinhan Bank                                             40,000        813,275
  new #1                                                  7,344        136,794
                                                                     5,368,461
BROKERAGE & MONEY
MANAGEMENT - 8.1%
Daewood Securities                                       60,000      1,739,359
Samsung Securities                                       81,200      3,067,567
KFB Securities                                           35,145        673,073
Ssangyong Investments & Securities                       38,858        652,433
                                                                     6,132,432
INSURANCE - 2.9%
Korea Reinsurance Co.                                    24,789      1,203,113
Samsung Fire & Marine Insurance Co.                       3,700        970,683
                                                                     2,173,796
OTHER - 0.9%
Shinhan Investment & Finance                             30,000        554,863
  pfd.                                                   10,553        105,205
                                                                       660,068
                                                                    14,334,757

CAPITAL GOODS - 14.2%
ELECTRICAL EQUIPMENT - 9.8%
Kumho Electric                                           34,204      1,166,530
Korea Electro Devices Manufacturing Co.                  20,000        314,816
Orion Electric                                           70,000    $ 1,781,334
Saehan Precision                                         26,750      1,438,643
Samsung Electro - Mechanics                              35,765      1,843,726
  new # 1                                                17,895        849,740
                                                                     7,394,789
ENGINEERING & CONSTRUCTION - 2.8%
Chonggu Housing and Construction                         24,833      1,195,476
Sungwon Construction Co.                                 32,100        795,816
  new #1                                                  4,892        121,281
                                                                     2,112,573
MACHINERY - 1.6%
Daewoo Heavy Industries                                  65,586        808,695
Tong Yang Mool San                                       20,005        362,129
                                                                     1,170,824
                                                                    10,678,186

UTILITY - 10.1%
Korea Electric Power Corp.                              208,000      7,612,252

TRANSPORTATION - 5.0%
SHIPPING - 3.9%
Hanjin Shipping                                          28,580      1,874,467
Korea Line Co.                                           32,310      1,084,982
                                                                     2,959,449
OTHER - 1.1%
Global Enterprise                                        10,000        811,963
                                                                     3,771,412

MULTI-INDUSTRY - 3.4%
Korea Mobile Telecom Corp.* (GDS)                        89,200      2,576,096

CONSUMER SERVICES - 2.8%
RETAIL - 1.2%
Hwasung Industries                                       18,415        886,509
OTHER - 1.6%
Hyundai Motor Service Co.                                22,626      1,261,370
                                                                     2,147,879


5

PORTFOLIO OF INVESTMENTS (continued)                 The Korean Investment Fund
-------------------------------------------------------------------------------

Company                                                  Shares      U.S.$Value
-------------------------------------------------------------------------------
ENERGY - 1.3%
OIL SERVICE - 1.3%
Yukong Ltd. (GDR)(a)                                     85,440    $   982,560

CONSUMER STAPLES - 1.2%
FOOD - 1.2%
Dongwon Industries, Co.                                  25,000        583,721
Woo Sung Feedmill                                        10,000        289,893
                                                                       873,614

HEALTHCARE - 1.0%
DRUGS -1.0 %
Dong Sung Pharmaceuticals                                10,602        278,140
Shin Poong Pharmaceuticals                               10,000    $   491,900
                                                                       770,040
Total Common & Preferred Stocks
  (cost $ 67,738,585 )                                              74,730,261

TOTAL INVESTMENTS - 99.0%
  (cost $ 67,738,585 )                                              74,730,261
Other assets less liabilities - 1.0%                                   730,637

NET ASSETS - 100%                                                  $75,460,898


6

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1995                                       The Korean Investment Fund
-------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $67,738,585)            $74,730,261
  Cash, at value (cost $1,987,394)                                    2,055,217
  Dividends receivable                                                  303,946
  Deferred organization expense and other assets                         61,284
  Total assets                                                       77,150,708

LIABILITIES
  Payable for investment securities purchased                         1,396,369
  Management fee payable                                                 54,285
  Sub-advisory fee payable                                               25,546
  Accrued expenses and other liabilities                                213,610
  Total liabilities                                                   1,689,810

NET ASSETS
  (equivalent to $12.66 per share, based on 5,962,912
    shares outstanding)                                             $75,460,898

COMPOSITION OF NET ASSETS
  Capital stock, at par                                                 $59,629
  Additional paid-in capital                                         65,884,104
  Accumulated net realized gain on investments and
    foreign currency transactions                                     2,453,441
  Net unrealized appreciation of investments and
    foreign currency denominated assets and liabilities               7,063,724
                                                                    $75,460,898

NET ASSET VALUE PER SHARE                                                $12.66

See notes to financial statements.


7

STATEMENT OF OPERATIONS
Year Ended April 30, 1995                            The Korean Investment Fund
-------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $165,081)  $724,413
  Interest                                                185,528   $  909,941

EXPENSES
  Management fee                                          655,205
  Sub-advisory fee                                        308,335
  Custodian                                               210,787
  Audit and legal                                         159,163
  Directors' fees and expenses                             91,107
  Printing                                                 41,261
  Transfer agency                                          33,456
  Amortization of organization expenses                    22,995
  Registration                                             20,367
  Miscellaneous                                             8,095
  Total expenses                                                     1,550,771
  Net investment loss                                                 (640,830)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
  Net realized gain on investment transactions                       4,477,623
  Net realized gain on foreign currency transactions                   178,806
  Net change in unrealized appreciation (depreciation) of:
    Investments                                                     (4,899,124)
    Foreign currency denominated assets and liabilities                 72,308
  Net loss on investments and foreign currency denominated
    assets and liabilities                                            (170,387)

NET DECREASE IN NET ASSETS FROM OPERATIONS                         $  (811,217)


STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
                                                       Year Ended    Year Ended
                                                        April 30,     April 30,
                                                          1995          1994
                                                       -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss                                   $(640,830)   $(391,295)
  Net realized gain on investments and
    foreign currency transactions                       4,656,429      350,580
  Net change in unrealized appreciation
    (depreciation) of investments and foreign
    currency denominated assets and liabilities        (4,826,816)  11,455,405
  Net increase (decrease) in net assets from operations (811,217) 11,414,690 CAPITAL STOCK TRANSACTIONS
  Proceeds from sale of shares of common stock
    in rights offering                                 21,809,342           -0-
  Offering costs charged to additional paid-in-capital   (615,279)          -0-
  Total increase                                       20,382,846   11,414,690
NET ASSETS
  Beginning of year                                    55,078,052   43,663,362
  End of year                                         $75,460,898  $55,078,052


8

NOTES TO FINANCIAL STATEMENTS
April 30, 1995                                       The Korean Investment Fund
-------------------------------------------------------------------------------

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
The Korean Investment Fund, Inc. (the 'Fund') was incorporated in the State of Maryland on November 1, 1991 as a non-diversified, closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Investments are stated at value. Investments for which market quotations are readily available are valued at the closing price on the Korea Stock Exchange on the day of valuation or if no such closing price is available, at the last bid price quoted on such day. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data. Securities that mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked price of the respective currency against the U.S. dollar on the valuation date. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when earned or accrued.

Net realized gain on foreign currency transactions of $178,806 represents net foreign exchange gains and losses from holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at fiscal year end exchange rates are reflected as a component of unrealized appreciation on investments and foreign currency denominated assets and liabilities. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the fiscal year.

The exchange rate for the Korean Won at April 30, 1995 was Won 762.35 to U.S. $1.00.

3. ORGANIZATION EXPENSES
Organization expenses of approximately $115,000 have been deferred and are being amortized on a straight-line basis through February, 1997.

4. TAXES
It is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to its shareholders. Therefore, no provision for U.S. income or excise taxes is required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements. To reflect reclassifications arising from permanent book/tax differences for the year ended April 30, 1995, $640,830 and ($178,325) was reclassified from accumulated net investment loss and accumulated net realized gain, respectively, to additional paid-in-capital.

5. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are purchased or sold. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principals.


9

NOTES TO FINANCIAL STATEMENTS (continued)            The Korean Investment Fund
-------------------------------------------------------------------------------
NOTE B: MANAGEMENT FEE, SUB-ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES Under the terms of the Management and Administration Agreement, the Fund paid Alliance Capital Management L.P. ('Alliance') a fee at an annualized rate of
 .85 of 1% of the Fund's average weekly net assets. Such fee is calculated weekly and paid monthly.

Under the terms of the Management Agreement, the Fund pays Orion Asset Management Co., Ltd. (the 'Co-Manager') a fee at an annualized rate of .40 of 1% of the Fund's average weekly net assets. Such fee is calculated weekly and paid monthly.

Brokerage commissions paid on securities transactions for the year ended April 30, 1995 amounted to $276,480, of which $52,315 was paid to Tong Yang Securities Co., Ltd., an affiliate of the Co-Manager and $17,125 was paid to Baring Securities, a broker utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp., an affiliate of Alliance.

NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) aggregated $44,271,881 and $23,663,524, respectively, for the year ended April 30, 1995. At April 30, 1995, the cost of securities for federal income tax purposes was $67,755,564. Accordingly, gross unrealized appreciation of investments was $13,220,875 and gross unrealized depreciation of investments was $6,246,178 resulting in net unrealized appreciation of $6,974,697 (excluding foreign currency translations). The Fund fully utilized its capital loss carryover of $2,007,203 to offset gains realized during the year ended April 30, 1995.

NOTE D: CAPITAL STOCK
There are 100,000,000 shares of $.01 par value common stock authorized. Of the 5,962,912 shares outstanding at April 30, 1995, the Investment Manager owned 9,000 shares.

NOTE E: RIGHTS OFFERING
During the year ended April 30, 1995, the Fund issued 1,753,797 shares in connection with a rights offering of the Fund's shares. Shareholders of record on June 10, 1994, were issued one non-transferable right for each share of common stock owned, entitling shareholders the opportunity to acquire one newly issued share of common stock for every three rights held at a subscription price of $12.92 per share. Offering costs of $615,279 attributed to the rights offering were charged to additional paid-in-capital. Dealer management and soliciting fees of $849,715 were netted against the proceeds of the subscription.


10

                                                     The Korean Investment Fund
-------------------------------------------------------------------------------
NOTE F: QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

                                            Net Realized and       Net Increase
                                         Unrealized Gain (Loss)     (Decrease)
                                           on Investments and     in Net Assets
                          Net Investment    Foreign Currency     Resulting from       Market Price
                           Income (loss)      Transactions          Operations          on NYSE
                        -----------------  ------------------  ------------------  ------------------
                          Total     Per      Total      Per      Total      Per
Quarter Ended             (000)    Share     (000)     Share     (000)     Share     High      Low
----------------------  -------   -------  --------  --------  --------  --------  --------  --------
April 30, 1995           $(341)    $(.06)  $(4,179)  $  (.69)  $(4,520)    $(.75)  $13.500   $11.750
January 31, 1995           258       .04    (7,838)    (1.31)   (7,580)    (1.27)   14.375    11.625
October 31, 1994          (272)     (.05)    7,915      1.33     7,643      1.28    15.125    13.500
July 31, 1994             (286)     (.06)    3,931       .95     3,645       .89    16.375    13.125
                         $(641)    $(.13)    $(171)  $   .28     $(812)    $ .15

April 30, 1994           $(252)    $(.06)  $(1,009)  $  (.23)  $(1,261)    $(.29)  $17.250   $11.875
January 31, 1994           346       .08    11,463      2.72    11,809      2.80    18.500    12.375
October 31, 1993          (181)     (.04)      863       .20       682       .16    13.500    10.750
July 31, 1993             (304)     (.07)      489       .12       185       .05    13.250    11.125
                         $(391)    $(.09)  $11,806   $  2.81   $11,415     $2.72


11

FINANCIAL HIGHLIGHTS                                 The Korean Investment Fund
-------------------------------------------------------------------------------
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                           Year Ended April 30,        Feb. 24, 1992 (a)
                                                     ---------------------------------    through
                                                       1995        1994        1993     April 30, 1992
                                                     ----------  ----------  ---------  ----------------
Net asset value, beginning of period                  $13.09      $10.37     $ 11.00      $10.90(b)

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                                     (.13)*      (.09)       (.03)       (.01)
Net realized and unrealized gain (loss) on
  securities and foreign currency transactions           .28        2.81        (.59)        .11
Net increase (decrease) in net asset value               .15        2.72        (.62)        .10

LESS: DISTRIBUTIONS
Distributions from net realized gains on
  investments and foreign currency transactions           -0-         -0-       (.01)         -0-

CAPITAL SHARE TRANSACTIONS
Dilutive effect of rights offering                      (.48)         -0-         -0-         -0-
Offering costs charged to additional
  paid-in-capital                                       (.10)         -0-         -0-         -0-
Total capital share transactions                        (.58)         -0-         -0-         -0-
Net asset value, end of period                        $12.66      $13.09     $ 10.37      $11.00
Market value, end of period                           $12.375     $13.375**   $12.125     $10.00

TOTAL RETURN
Total investment return based on:(c)
  Market value                                         (5.88)%     10.31%**    21.39%     (10.39)%
  Net asset value                                      (3.28)%     26.23%      (5.62)%     (1.43)%
Net assets, end of period (000's omitted)            $75,461     $55,078     $43,663     $46,278

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets                 2.00%       2.26%       2.55%       2.37%(d)
Ratio of net investment loss to
  average net assets                                    (.83)%      (.82)%      (.27)%      (.49)%(d)
Portfolio turnover rate                                   34%         14%         43%          8%


*    Based on average shares outstanding.
**   Restated.
(a)  Commencement of operations.
(b)  Net of offering costs of $.26.
(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation, to be fully subscribed under the terms of the rights offering. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return for a period of less than one year is not annualized.
(d)  Annualized.

     The per share amounts reported herein are not necessarily consistent with the corresponding amounts reported on the Statement of Operations due to the change in capital stock caused by the rights offering.


12

REPORT OF INDEPENDENT ACCOUNTANTS                    The Korean Investment Fund
-------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF THE KOREAN INVESTMENT FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Korean Investment Fund, Inc. (the 'Fund') at April 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period February 24, 1992 (commencement of operations) through April 30, 1992, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP


New York, New York
June 16, 1995

                                     PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

  1. FINANCIAL STATEMENTS
    Included in Part A:
      Financial Highlights
    Included in Part B:
      Portfolio of Investments, April 30, 1995.
      Statement of Assets and Liabilities, April 30, 1995.
      Statement of Operations for the year ended April 30, 1995.
      Statement of Changes in Net Assets for the year ended April 30, 1995 and for the year ended April 30, 1994.
      Notes to Financial Statements, April 30, 1995. Financial Highlights for the year ended April 30, 1995, for the year ended April 30, 1994, for the year ended April 30, 1993 and for the period from February 24, 1992 (commencement of operations) to April 30, 1992.
      Report of Independent Accountants dated June 16, 1995.

  2. EXHIBITS

     A(1) Articles of Incorporation/1/
     A(2) Articles of Amendment to Articles of Incorporation/2/
     B    By-Laws/1/
     C    Not Applicable
     D(1) Form of Subscription Certificate
     D(2) Form of Notice of Guaranteed Delivery
     D(3) Form of DTC Participant Over-Subscription Exercise Form/Nominee
           Holder Over-Subscription Exercise Form
     D(4) Form of Beneficial Owner Listing Certification
     D(5) Subscription, Distribution and Escrow Agency Agreement
     E    Dividend Reinvestment Plan/3/
     F    Inapplicable
     G(1) Investment Management and Administration Agreement between the
           Registrant and Alliance Capital Management L.P./3/
     G(2) Investment Management Agreement between the Fund and Orion Asset
           Management Co. Ltd./3/
     H    Dealer Manager Agreement
     I    Inapplicable
     J    Custodian Agreement/4/
     K    Registrar, Transfer Agency and Service Agreement/4/
     L(1) Opinion and Consent of Seward & Kissel
     L(2) Opinion and Consent of Venable, Baetjer and Howard, LLP
     L(3) Consent of Shin & Kim
     M    Inapplicable
     N    Consent of Independent Accountants
     O    Inapplicable
     P    Investment Representation Letter/5/
     Q    Inapplicable
          Other Exhibits: Powers of Attorney of Messrs. Carifa, Cho, Dievler,
           Foulk, Hester, Hodgson, Kim and Koh./6/ Financial Data Schedule.

--------

1. Incorporated by reference from Registrant's Registration Statement on Form N-2 (File Nos. 33-43867 and 811-6467) as filed with the Securities and Exchange Commission on November 8, 1991.
2. Incorporated by reference from Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-2 (File Nos. 33-43867 and 811-6467) as filed with the Securities and Exchange Commission on November 27, 1991.

3. Incorporated by reference from Registrant's Registration Statement on Form N-2 (File Nos. 33-77974 and 811-6467) as filed with the Securities and Exchange Commission on April 20, 1994.

4. Incorporated by reference from Amendment No. 3 to Registrant's Registration Statement on Form N-2 (File Nos. 33-43867 and 811-6467) as filed with the Securities and Exchange Commission on September 8, 1992.

5. Incorporated by reference from Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 (File Nos. 33-43867 and 811-6467) as filed with the Securities and Exchange Commission on February 13, 1992.

6. Incorporated by reference from Registrant's Registration Statement on Form N-2 (File Nos. 33-61849 and 811-6467) as filed with the Securities and Exchange Commission on August 16, 1995.

ITEM 25. MARKETING ARRANGEMENTS

  See Dealer Manager Agreement filed herewith as Exhibit H.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

   Registration fees.................................................. $  9,745
   National Association of Securities Dealers, Inc. fees.............. $  3,326
   Printing........................................................... $160,000
   Fees and expenses of qualifications under state securities laws
    (including fees of counsel)....................................... $ 10,000
   Legal fees and expenses............................................ $195,000
   Dealer Manager expenses............................................ $100,000
   Auditing fees and expenses......................................... $ 15,000
   New York Stock Exchange listing fees............................... $  8,696
   Subscription Agent fees and expenses............................... $ 20,000
   Information Agent fees and expenses................................ $ 20,000
   Miscellaneous...................................................... $  4,233
                                                                       --------
                                                                       $546,000
                                                                       ========

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

  Not applicable

ITEM 28. NUMBER OF HOLDERS OF SECURITIES (AS OF JUNE 30, 1995)

   TITLE OF CLASS                                       NUMBER OF RECORD HOLDERS
   --------------                                       ------------------------
   Common Stock ($.01 par value per share).............          4,572

ITEM 29. INDEMNIFICATION

  Item 3 of Part II of the Registrant's Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2, File Nos. 33-43687 and 811-6467, as filed with the Securities and Exchange Commission on February 13, 1992, is incorporated herein by reference.

  The Registrant's liability for indemnification and contribution to the Dealer Manager and soliciting broker-dealers is set forth in Section 7 of the Dealer Manager Agreement, as set forth below.

SECTION 7 OF THE DEALER MANAGER AGREEMENT READS AS FOLLOWS:

  "7. Indemnification and Contribution.

    (a) Each of the Company, Alliance and Orion jointly and severally, will indemnify and hold harmless the Dealer Manager and each person, if any, who controls the Dealer Manager within the meaning of Section 15 of the Act against any and all losses, claims, damages and liabilities, joint or several (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in the settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Act, the Exchange Act, the Investment Company Act, the Advisers Act or other statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, and any amendment or supplement thereto, or the omission or alleged omission to state in any or all such documents a material fact required to be stated therein or necessary to make the statements in it not misleading (in the case of the Prospectus, in light of the circumstances under which such statements were made), provided neither the Company, Alliance nor Orion will be liable to the extent that such loss, claim, damage or liability arises from an untrue statement or omission or alleged untrue statement or omission (1) made in reliance on and in conformity with information furnished in writing to the Company by the Dealer Manager expressly for use in the document, or (2) if a copy of the Prospectus was not sent or given to such person at or before the written confirmation of the sale to such person in any case where such delivery is required by the Act. This indemnity agreement will be in addition to any liability that the Company, Alliance or Orion might otherwise have.

    (b) The Dealer Manager will indemnify and hold harmless the Company, Alliance and Orion, each person, if any, who controls the Company, Alliance or Orion within the meaning of Section 15 of the Act, each director of the Company and each officer of the Company who signs the Registration Statement to the same extent as the foregoing indemnity from the Company, Alliance and Orion to the Dealer Manager, but only insofar as losses, claims, damages or liabilities arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to the Dealer Manager furnished in writing to the Company by the Dealer Manager expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus in which the statement or omission is made or alleged to be made. This indemnity agreement will be in addition to any liability that the Dealer Manager might otherwise have.

    (c) Any party that proposes to assert the right to be indemnified under this Section will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 7, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not, except to the extent set forth below, relieve it from liability that it may have to any indemnified party. No indemnification provided for in Section 7(a) or (b) hereof shall be available to any party who shall fail to give notice as provided in this Section 7(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice, but the omission so to notify such indemnifying party of such action shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than on account of the provisions in Section 7(a) or (b). If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in, and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and, after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its counsel in any such action, but the fees and expenses of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (3) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees and expenses of counsel will be at the expense of the indemnifying party or parties. All such fees and expenses will be reimbursed promptly as they are incurred. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent or, in connection with any proceeding or related proceeding in the same jurisdiction, for the fees and expenses of more than one separate counsel for all indemnified parties except to the extent provided herein.

    (d) In no case shall the indemnification provided in this Section 7 be available to protect any person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its or his obligations or duties hereunder, or by reason of its or his reckless disregard of its or his obligations and duties hereunder.

    (e) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 7 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company, Alliance, Orion and the Dealer Manager, the Company, Alliance, Orion and the Dealer Manager will contribute to the total losses, claims, damages and liabilities (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action or any claims asserted, but after deducting any contribution received by the Company, Alliance, Orion or the Dealer Manager from persons other than the Company, Alliance, Orion and the Dealer Manager, such as persons who control the Company, Alliance, Orion or the Dealer Manager within the meaning of the Act, officers of the Company who signed the Registration Statement and directors of the Company, who may also be liable for contribution) to which the Company, Alliance, Orion or the Dealer Manager may be subject in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other hand from the Offer of the Shares or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other hand in connection with the statements or omissions or alleged statements or omissions that resulted in the losses, claims, damages or liabilities, joint or several (including any investigation, legal or other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), for which contribution is sought. The relative benefits received by the Company, Alliance and Orion on the one hand (treated jointly for this purpose as one person) and the Dealer Manager on the other hand shall be deemed to be in the same proportion as the total proceeds from the Offer (before deducting the sales load and other expenses) received by the Company bear to the total fees received by the Dealer Manager. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, Alliance, Orion or the Dealer Manager, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission and any other equitable considerations appropriate in the circumstances. Notwithstanding any other provisions of this Section 7, the Dealer Manager will not be responsible for any amount in excess of the fees paid by the Company pursuant to Section 3 hereof and (2) no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, any person who controls a party to this Agreement within the meaning of the Act will have the same rights to contribution as that party, and each officer of the Company who signed the Registration Statement and each director of the Company will have the same rights to contribution as the Company, subject in each case to clause (i) of the first sentence of this Subsection (e). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution made be made under this Section 7, notify such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have otherwise than under this Section. No party will be liable for contribution with respect to any action or claim settled without its written consent.

    (f) The Company, Alliance and Orion agree to indemnify each Soliciting Dealer and its controlling persons to the same extent and subject to the same conditions and to the same agreements, including with respect to contribution, provided for in subsections (a), (b), (c), (d) and (e) of this Section 7."

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF ALLIANCE AND ORION

  The description of each of Alliance Capital Management L.P. and Orion Asset Management Co. Ltd. under the caption "Management of the Fund--Management and Administration Arrangements" in the Prospectus and Statement of Additional Information is incorporated by reference herein.

  The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance, set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and as amended through the date hereof is incorporated herein by reference. The information as to the directors and executive officers of Orion Asset Management Co. Ltd. set forth in Orion Asset Management Co. Ltd.'s Form ADV filed with the Securities and Exchange Commission on October 30, 1991 (File No. 801-40145) and as amended through the date hereof is incorporated herein by reference.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

  The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Capital Management L.P., 500 Plaza Drive, Secaucus, New Jersey 07094, and at the offices of State Street Bank and Trust Company, the Registrant's Dividend-Paying Agent, Transfer Agent and Registrar, 225 Franklin Street, Boston, Massachusetts 02110. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Additional records are maintained at the offices of Brown Brothers Harriman & Co., the Registrant's Custodian, 40 Water Street, Boston, MA 02109.

ITEM 32. MANAGEMENT SERVICES

  Not applicable

ITEM 33. UNDERTAKINGS

  1. Registrant undertakes to suspend offering of the shares covered hereby until it amends its Prospectus contained herein if subsequent to the effective date of this Registration Statement, its net asset value per share declines more than 10 percent from its net asset value per share as of the effective date of this Registration Statement.

  2. Not applicable

  3. Not applicable

  4. (a) Registrant undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration
Statement:

    (1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

    (2) to reflect in the prospectus any facts or events after the effective date of this Registration Statement (or the most recent post-effective amendment hereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and

    (3) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement.

     (b) Registrant undertakes that, for the purpose of determining any liability under the Securities Act of 1933, each subsequent post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Registrant undertakes to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

  5. Not applicable

  6. Registrant undertakes to send the SAI by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request for the SAI.

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THE REGISTRANT HAS DULY CAUSED THIS AMENDMENT TO ITS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF NEW YORK AND THE STATE OF NEW YORK, ON THE 18TH DAY OF SEPTEMBER, 1995.

                                          The Korean Investment Fund, Inc.

                                                    /s/ John D. Carifa
                                          By __________________________________
                                                  JOHN D. CARIFA CHAIRMAN

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS AMENDMENT TO ITS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED.

              SIGNATURE                         TITLE                DATE

(1) Principal Executive:

         /s/ John D. Carifa             Chairman
-------------------------------------                           September 18,
           JOHN D. CARIFA                                         1995

(2) Principal Financial and Accounting Officer:

         /s/ Mark D. Gersten            Treasurer and Chief
-------------------------------------    Financial Officer      September 18,
           MARK D. GERSTEN                                        1995

(3) All of the Directors:

    John D. Carifa*
    Wang Ha Cho*
    David H. Dievler*
    William H. Foulk, Jr.*
    Dr. James M. Hester*
    Hon. James D. Hodgson*
    Sung Jin Kim*
    Choong H. Koh*

      /s/ Edmund P. Bergan, Jr.
*By _________________________________                           September 18,
 EDMUND P. BERGAN, JR. ATTORNEY-IN-                               1995
                FACT

                                 EXHIBIT INDEX

EXHIBIT
-------
 D (1)          Form of Subscription Certificate
 D (2)          Form of Notice of Guaranteed Delivery
 D (3)          Form of DTC Participant Over-Subscription Exercise
                Form/Nominee Holder Over-Subscription Exercise Form
 D (4)          Form of Beneficial Owner Listing Certification
 D (5)          Form of Subscription, Distribution and Escrow Agency
                Agreement
 H              Form of Dealer Management Agreement
 L (1)          Opinion and Consent of Seward & Kissel
 L (2)          Opinion and Consent of Venable, Baetjer and Howard, LLP
 L (3)          Consent of Shin & Kim
 N              Consent of Independent Accountants
Other Exhibits  Financial Data Schedule